                   TABLE OF CONTENTS

Letter to Policyholders.....................................   1
Asset Allocation Portfolio Performance Results..............   3
  Performance in Perspective................................   4
  Portfolio Management Review...............................   5
  Portfolio of Investments..................................   8
  Statement of Assets and Liabilities.......................  14
  Statement of Operations...................................  15
  Statement of Changes in Net Assets........................  16
  Financial Highlights......................................  17
Domestic Income Portfolio Performance Results...............  18
  Performance in Perspective................................  19
  Portfolio Management Review...............................  20
  Portfolio of Investments..................................  22
  Statement of Assets and Liabilities.......................  24
  Statement of Operations...................................  25
  Statement of Changes in Net Assets........................  26
  Financial Highlights......................................  27
Emerging Growth Portfolio Performance Results...............  28
  Performance in Perspective................................  29
  Portfolio Management Review...............................  30
  Portfolio of Investments..................................  33
  Statement of Assets and Liabilities.......................  37
  Statement of Operations...................................  38
  Statement of Changes in Net Assets........................  39
  Financial Highlights......................................  40
Enterprise Portfolio Performance Results....................  41
  Performance in Perspective................................  42
  Portfolio Management Review...............................  43
  Portfolio of Investments..................................  46
  Statement of Assets and Liabilities.......................  49
  Statement of Operations...................................  50
  Statement of Changes in Net Assets........................  51
  Financial Highlights......................................  52
Global Equity Portfolio Performance Results.................  53
  Performance in Perspective................................  54
  Portfolio Management Review...............................  55
  Portfolio of Investments..................................  57
  Statement of Assets and Liabilities.......................  62
  Statement of Operations...................................  63
  Statement of Changes in Net Assets........................  64
  Financial Highlights......................................  65
Government Portfolio Performance Results....................  66
  Performance in Perspective................................  67
  Portfolio Management Review...............................  68
  Portfolio of Investments..................................  70
  Statement of Assets and Liabilities.......................  72
  Statement of Operations...................................  73
  Statement of Changes in Net Assets........................  74
  Financial Highlights......................................  75
Growth and Income Portfolio Performance Results.............  76
  Performance in Perspective................................  77
  Portfolio Management Review...............................  78
  Portfolio of Investments..................................  80
  Statement of Assets and Liabilities.......................  83
  Statement of Operations...................................  84
  Statement of Changes in Net Assets........................  85
  Financial Highlights......................................  86
Money Market Portfolio Portfolio Management Review..........  87
  Portfolio of Investments..................................  89
  Statement of Assets and Liabilities.......................  90
  Statement of Operations...................................  91
  Statement of Changes in Net Assets........................  92
  Financial Highlights......................................  93
Morgan Stanley Real Estate Portfolio Performance Results....  94
  Performance in Perspective................................  95
  Portfolio Management Review...............................  96
  Portfolio of Investments..................................  98
  Statement of Assets and Liabilities....................... 100
  Statement of Operations................................... 101
  Statement of Changes in Net Assets........................ 102
  Financial Highlights...................................... 103
Strategic Stock Portfolio Performance Results............... 104
  Performance in Perspective................................ 105
  Portfolio Management Review............................... 106
  Portfolio of Investments.................................. 108
  Statement of Assets and Liabilities....................... 110
  Statement of Operations................................... 111
  Statement of Changes in Net Assets........................ 112
  Financial Highlights...................................... 113
Notes to Financial Statements............................... 114
Report of Independent Accountants........................... 124

LIT ANR 2/99

                            LETTER TO POLICYHOLDERS
January 20, 1999

Dear Policyholder,
       The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
       To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
       Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your portfolio.

ECONOMIC OVERVIEW
       Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
       Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
       In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW
       Despite bouts of volatility, the U.S. stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. However, small-company stocks

                                                            Continued on page  2
significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period. The performance of international stocks varied widely based on regional conditions. Stock indexes in most European countries turned in solid gains for the year, while many Latin American, Asian, and eastern European stock indexes registered significant losses.
       The domestic bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for relatively safer investments amid the global economic storm led to strong demand for high-quality bonds. However, higher-yielding bonds suffered as investors' demand for quality increased. Corporate bond prices, particularly lower-rated issues, fell in conjunction with concerns about declining corporate profits. As a result of interest rate cuts by a number of foreign central banks, international government securities performed well.

OUTLOOK
       Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
       In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
       Additional details about your portfolio, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


/s/ Richard F. Powers III                       /s/ Dennis J. McDonnell
--------------------------------                --------------------------------
Richard F. Powers III                           Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           ASSET ALLOCATION PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    15.67%
Five-year average annual total return based on NAV(1).......    15.22%
Ten-year average annual total return based on NAV(1)........    13.60%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    12.17%
Commencement date...........................................  06/30/87

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           ASSET ALLOCATION PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500-Stock Index, the Lipper Balanced Fund Index,* and the Lipper Flexible Portfolio Fund Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Asset Allocation Portfolio vs. the Standard & Poor's 500-Stock Index, the Lipper Balanced Fund Index,* and the Lipper Flexible Portfolio Fund Index (December 31, 1988 through December 31,
    1998)
[GRAPH]

                                      VAN KAMPEN LIT-ASSET   STANDARD & POOR'S 500-   LIPPER BALANCED FUND     LIPPER FLEXIBLE
                                      ALLOCATION PORTFOLIO        STOCK INDEX                INDEX*          PORTFOLIO FUND INDEX
                                      --------------------   ----------------------   --------------------   --------------------
Dec 1988                                     10000                    10000                  10000                  10000
                                             10383                    10711                  10414                  10315
                                             10300                    10401                  10276                  10219
                                             10362                    10708                  10404                  10373
                                             10706                    11244                  10746                  10637
                                             10893                    11639                  11084                  10923
                                             11048                    11651                  11141                  10955
                                             11503                    12680                  11727                  11385
                                             11514                    12877                  11815                  11487
                                             11503                    12896                  11798                  11558
                                             11493                    12572                  11687                  11429
                                             11669                    12780                  11839                  11585
Dec 1989                                     11782                    13159                  11970                  11724
                                             11290                    12253                  11454                  11308
                                             11410                    12358                  11536                  11403
                                             11563                    12761                  11689                  11527
                                             11246                    12418                  11477                  11293
                                             12034                    13560                  12178                  11880
                                             12045                    13560                  12229                  11923
                                             12177                    13489                  12222                  11936
                                             11443                    12217                  11544                  11340
                                             11147                    11705                  11240                  11092
                                             11125                    11627                  11243                  11084
                                             11651                    12324                  11766                  11561
Dec 1990                                     12005                    12749                  12048                  11834
                                             12189                    13278                  12471                  12261
                                             12753                    14172                  13046                  12844
                                             13029                    14594                  13302                  13090
                                             12983                    14599                  13353                  13140
                                             13421                    15162                  13777                  13524
                                             12983                    14562                  13338                  13102
                                             13409                    15216                  13795                  13526
                                             13801                    15515                  14140                  13883
                                             13870                    15340                  14181                  13917
                                             14101                    15522                  14411                  14140
                                             13790                    14840                  14094                  13835
Dec 1991                                     15252                    16617                  15160                  15023
                                             14962                    16286                  15032                  14942
                                             15189                    16442                  15213                  15106
                                             14823                    16199                  14981                  14784
                                             14801                    16651                  15143                  14816
                                             15028                    16667                  15340                  14996
                                             14814                    16507                  15221                  14840
                                             15357                    17157                  15668                  15284
                                             15117                    16745                  15522                  15136
                                             15446                    17027                  15701                  15315
                                             15635                    17063                  15702                  15316
                                             16128                    17580                  16061                  15653
Dec 1992                                     16364                    17881                  16291                  15874
                                             16542                    18007                  16509                  16140
                                             16693                    18196                  16712                  16179
                                             17009                    18659                  17057                  16519
                                             16570                    18185                  16927                  16350
                                             16971                    18598                  17224                  16681
                                             17068                    18748                  17406                  16809
                                             17068                    18648                  17476                  16872
                                             17565                    19290                  18005                  17447
                                             17731                    19230                  18043                  17512
                                             17662                    19603                  18229                  17766
                                             17123                    19350                  17937                  17520
Dec 1993                                     17624                    19675                  18238                  17895
                                             18192                    20314                  18716                  18382
                                             17699                    19704                  18348                  17980
                                             16967                    18935                  17681                  17260
                                             17102                    19153                  17721                  17328
                                             16982                    19391                  17857                  17389
                                             16698                    19016                  17547                  17023
                                             17132                    19615                  17943                  17428
                                             17475                    20353                  18392                  17922
                                             16967                    19946                  18061                  17610
                                             17012                    20362                  18117                  17737
                                             16743                    19558                  17695                  17311
Dec 1994                                     16979                    19942                  17865                  17416
                                             17455                    20426                  18087                  17553
                                             18033                    21163                  18614                  18064
                                             18407                    21878                  18943                  18446
                                             18769                    22490                  19298                  18792
                                             19619                    23306                  19916                  19389
                                             19960                    23959                  20269                  19787
                                             20470                    24721                  20697                  20302
                                             20640                    24713                  20859                  20474
                                             21202                    25858                  21357                  20848
                                             21066                    25729                  21303                  20695
                                             21866                    26785                  21965                  21299
Dec 1995                                     22304                    27409                  22311                  21526
                                             22860                    28303                  22713                  21942
                                             22706                    28500                  22724                  22056
                                             22974                    28879                  22810                  22213
                                             23220                    29267                  22961                  22547
                                             23278                    29936                  23196                  22833
                                             23435                    30172                  23273                  22798
                                             22887                    28791                  22674                  22090
                                             23161                    29333                  23032                  22471
                                             23865                    31097                  23886                  23323
                                             24314                    31910                  24392                  23744
                                             25526                    34251                  25528                  24894
Dec 1996                                     25398                    33686                  25223                  24561
                                             25756                    35752                  26003                  25270
                                             25846                    35964                  26099                  25234
                                             25192                    34595                  25340                  24472
                                             25694                    36616                  26102                  25114
                                             26815                    38761                  27171                  26181
                                             27432                    40622                  28072                  26952
                                             29101                    43795                  29671                  28468
                                             28666                    41279                  28730                  27574
                                             29924                    43660                  29875                  28741
                                             29558                    42154                  29331                  28137
                                             30244                    44034                  29870                  28646
Dec 1997                                     30938                    44909                  30342                  29042
                                             31302                    45365                  30480                  29344
                                             32341                    48560                  31690                  30763
                                             33380                    51160                  32660                  31799
                                             33541                    51624                  32887                  31996
                                             33273                    50652                  32638                  31550
                                             33594                    52844                  33231                  32153
                                             32899                    52230                  32851                  31819
                                             30599                    44615                  30021                  28694
                                             32230                    47598                  31317                  29836
                                             33487                    51419                  32488                  31250
                                             34798                    54460                  33677                  32534
Dec 1998                                     35788                    57717                  34920                  33839

The above chart reflects the performance of Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

*The Lipper Balanced Fund Index reflects the average performance of the 30 largest balanced funds and was initially selected as a narrow-based benchmark comparison for the Portfolio's performance. Based upon the Portfolio's asset composition, we believe the Lipper Flexible Portfolio Fund Index provides a more accurate benchmark for the Portfolio. Therefore, the Lipper Balanced Fund Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                           ASSET ALLOCATION PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Asset Allocation Portfolio. The team previously consisted of B. Robert Baker Jr. and Walter W. Stabell III, portfolio comanagers. As of July 1998, the Portfolio has been managed by John M. Cunniff and Walter W. Stabell III, portfolio comanagers, and Stephen L. Boyd, chief investment officer for equity investments.

     Q
      HOW DID THE STOCK AND BOND MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD?
     A
      The stock market began the reporting period on a high note, but trouble was on the horizon, as investors began to fear that Asian economic trouble would spread throughout the world and hurt U.S. corporate profits. By
August 31 the Dow had fallen 19 percent from its high six weeks earlier. Beginning in September, investor confidence began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. Companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow briefly setting a new record in November before declining somewhat from its high.
    Controlled economic growth, low inflation, and a "flight to quality" supported the bond market during the reporting period. In October, yields on the 30-year Treasury bond hit an all-time low. Because bond prices move inversely with bond yields, low yields corresponded to higher prices for bonds.

     Q
      GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE PORTFOLIO'S OBJECTIVE?
     A
      The Portfolio seeks to provide high total return through investments in stocks, bonds, and money market securities. To achieve this goal, we first decide on overall asset allocations based on expectations for total returns for stocks, bonds, and cash. After deciding the asset allocations, we invest the stock portion of the Portfolio in large, well-established companies with above-average growth rates. In selecting stocks, we evaluate them one by one and make purchases wherever we find good opportunities. To help maintain diversification, enhance liquidity, and attempt to reduce risk, we allocate the Portfolio's fixed-income assets across a variety of industries within the investment-grade corporate bond sector.
    After the stock market sell-off in September, we increased our allocation in stocks to 65 percent from 60 percent at mid-year. Based on our research, we believed that the market had overreacted to global economic turmoil and that stocks were poised for a rebound. By year-end, the Portfolio was composed of approximately 60 percent stocks, 30 percent bonds, and 10 percent cash. We reduced our stock allocation back to 60 percent because we believed that stocks were fully valued by the end of the reporting period.

     Q
      WHAT CHANGES DID YOU MAKE AMONG THE PORTFOLIO'S STOCK HOLDINGS?
     A
      The Fund's largest purchases during the reporting period were stocks of blue-chip companies, which generally performed extremely well amid considerable market volatility during the second half of the year. These purchases included
    - Exxon and Mobil--We believed these stocks were attractively priced and that their impending merger would save them money.
    - General Electric--The company continues to deliver strong earnings growth and is supported by effective management.
    - Microsoft and Intel--Expected increases in computer sales should be beneficial to these companies.
    - Warner-Lambert--The success of its popular diabetes and cholesterol drugs has been favorable for the stock, as has the company's past ability to deliver consistently above-average earnings growth.

    Tobacco stocks, such as Philip Morris, performed well in the second half of 1998, largely because the industry settled a number of lawsuits. We saw the high stock prices as an opportunity to reduce our position in Philip Morris and eliminate our position in rival RJR Nabisco.
    In the wake of a difficult third quarter, we reduced our holding in the financial services company Conseco because we questioned whether the firm, in the face of declining stock prices, would be able to continue its strategy of acquiring other businesses. Gold stocks performed extremely well during the September and October market sell-off, and we took that success as an opportunity to reduce our long-term position in Newmont Mining. Given the slowing global economic environment, we don't expect gold or other commodities to rise in price.

     Q
      WHICH STOCKS SUPPORTED THE PORTFOLIO'S PERFORMANCE?
     A
      The Portfolio's holding in Microsoft proved very beneficial. During the reporting period, investors rewarded the company for its sound fundamentals and their belief that Microsoft would withstand the Department of Justice's accusations of monopolization.
    As mentioned earlier, Philip Morris, the Portfolio's largest holding for much of 1998, was another excellent performer, thanks largely to the tobacco industry's settlement of impending litigation. Philip Morris stock gained 21 percent during the year and 36 percent since June 30.
    Keep in mind that not all of the stocks in the Portfolio performed as favorably, nor is there any guarantee that any of these stocks will perform as well in the future.

     Q
      WHAT FACTORS HURT THE PORTFOLIO?
     A
      Like Philip Morris, RJR Nabisco benefited from the tobacco industry's legal settlement. RJR's stock price, however, lagged Philip Morris's and hurt the Portfolio. CMAC Investment, a company that provides private mortgage insurance to residential mortgage lenders, did not weather the September and October market sell-off well, and its stock fell 26 percent for the year. Washington Mutual, the nation's largest savings institution, also underperformed in 1998. Much of this underperformance could be attributed to the company's poorly received announcement that it would acquire H. F. Ahmanson & Company.
     Q
      HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?
     A
      The strength of the bond market, especially among high-quality securities, supported the performance of the Portfolio. We continued to focus on investment-grade securities rated A or better with 10- to 20-year maturities, and we maintained the duration at approximately 8.7 years.
Duration is a measurement used to quantify the sensitivity of a bond's price to changes in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Currently, the Portfolio's duration is longer than our benchmark, reflecting our belief that interest rates could decline.
     Q
      HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
     A
      The Portfolio achieved a 12-month total return of 15.67 percent(1) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, the Lipper Balanced Fund Index returned 15.09 percent, and the Lipper Flexible Portfolio Fund Index, which most closely resembles the Portfolio, returned 16.52 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, the Lipper Balanced Fund Index reflects the average performance of the 30 largest balanced funds, and the Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 3 for additional Portfolio performance results.

     Q
      WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE PORTFOLIO IN THE NEXT SIX MONTHS?
     A
      Although we are optimistic about the stock markets in the long term, we are anticipating continued volatility as we head into 1999. With solid fundamentals and low inflation, the U.S. economy is still growing, albeit more slowly than in recent years. At the same time, economies around the world face many more difficulties ahead, which could have a negative impact on next year's U.S. corporate earnings. Finally, we believe the market is already fairly valued, which can translate into a higher risk for investors, because expensive securities generally have farther to fall in a market downturn than low-priced stocks.


/s/ John M. Cunniff
--------------------------
John M. Cunniff
Portfolio Comanager
Asset Allocation Portfolio


/s/ Stephen L. Boyd
--------------------------
Stephen L. Boyd
Chief Investment Officer
Equity Investments


/s/ Walter W. Stabell III
--------------------------
Walter W. Stabell III
Portfolio Comanager
Asset Allocation Portfolio

                                                  Please see footnotes on page 3

 ASSET ALLOCATION PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  60.8%
CONSUMER DISTRIBUTION  4.0%
Albertsons, Inc.............................................     800   $    50,950
Cardinal Health, Inc........................................   1,000        75,875
CompUSA, Inc. (a)...........................................   5,000        65,313
Dayton Hudson Corp..........................................   4,500       244,125
Family Dollar Stores, Inc...................................   4,000        88,000
Federated Department Stores, Inc. (a).......................   3,900       169,894
Lowe's Cos., Inc............................................   5,100       261,056
Payless ShoeSource, Inc. (a)................................   1,000        47,375
Rite Aid Corp...............................................   1,500        74,344
Safeway, Inc. (a)...........................................   2,700       164,531
Saks, Inc. (a)..............................................   2,000        63,125
Sears Roebuck & Co..........................................   1,200        51,000
TJX Cos., Inc...............................................  11,000       319,000
Wal-Mart Stores, Inc........................................   9,400       765,512
                                                                       -----------
                                                                         2,440,100
                                                                       -----------
CONSUMER DURABLES  1.7%
DaimlerChrysler AG..........................................   1,000        96,063
Dana Corp...................................................   4,400       179,850
Eaton Corp..................................................   1,100        77,756
Ford Motor Co...............................................   9,100       534,056
General Motors Corp.........................................   2,000       143,125
                                                                       -----------
                                                                         1,030,850
                                                                       -----------
CONSUMER NON-DURABLES  4.9%
Anheuser Busch Cos., Inc....................................   7,200       472,500
Bestfoods...................................................   1,000        53,250
Coca Cola Co................................................   3,800       254,125
Colgate - Palmolive Co......................................     800        74,300
ConAgra, Inc................................................   5,000       157,500
Dial Corp...................................................   7,100       205,013
H.J. Heinz & Co.............................................   3,600       203,850
Kimberly Clark Corp.........................................   2,300       125,350
Loews Corp..................................................   1,000        98,250
Philip Morris Cos., Inc.....................................  16,000       856,000
Procter & Gamble Co.........................................   1,300       118,706
Tommy Hilfiger Corp. (a)....................................   2,800       168,000
Unilever NV - ADR (Netherlands).............................   1,900       157,581
V.F. Corp...................................................   1,600        75,000
                                                                       -----------
                                                                         3,019,425
                                                                       -----------
CONSUMER SERVICES  3.1%
Brinker International, Inc. (a).............................   5,000       144,375
CBS Corp....................................................   2,400        78,600
Gannett Co., Inc............................................   5,000       322,500
Hilton Hotels Corp..........................................   3,600        68,850
Jacor Communications, Inc., Class A (a).....................   1,200        77,250
Knight Ridder, Inc..........................................   1,000        51,125
New York Times Co., Class A.................................   4,200       145,687
Tele-Communications, Inc., Class A (a)......................  12,600       696,937
Time Warner, Inc............................................   1,400        86,887

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Tribune Co..................................................   1,800   $   118,800
Walt Disney Co..............................................   2,900        87,000
                                                                       -----------
                                                                         1,878,011
                                                                       -----------
ENERGY  4.6%
Amoco Corp..................................................   6,300       380,363
Ashland, Inc................................................   1,200        58,050
Atlantic Richfield Co.......................................     800        52,200
British Petroleum Co. Plc. - ADR (United Kingdom)...........   1,400       125,475
Chevron Corp................................................   1,500       124,406
Coastal Corp................................................   4,600       160,713
Columbia Energy Group.......................................     800        46,200
El Paso Energy Corp.........................................   2,800        97,475
Enron Corp..................................................   1,300        74,181
Exxon Corp..................................................  10,200       745,875
Mobil Corp..................................................   6,300       548,887
Royal Dutch Petroleum Co. - ADR (Netherlands)...............   3,500       167,562
Texaco, Inc.................................................   1,100        58,163
Total SA - ADR (France).....................................     956        47,561
USX - Marathon Group........................................   2,900        87,363
YPF Sociedad Anonima - ADR (Argentina)......................   1,900        53,081
                                                                       -----------
                                                                         2,827,555
                                                                       -----------
FINANCE  10.7%
A.G. Edwards, Inc...........................................     800        29,800
Aetna, Inc..................................................   2,000       157,250
Allstate Corp...............................................   7,000       270,375
Ambac Financial Group, Inc..................................   4,100       246,769
American Bankers Insurance Group, Inc.......................   1,700        82,238
American Express Co.........................................   3,000       306,750
American General Corp.......................................   2,000       156,000
American International Group, Inc...........................     700        67,638
Associates First Capital Corp., Class A.....................   2,500       105,938
Bank One Corp...............................................   5,234       267,261
BankAmerica Corp............................................  11,081       666,245
BankBoston Corp.............................................   3,200       124,600
Bear Stearns Cos., Inc......................................   3,538       132,233
Chase Manhattan Corp........................................   7,400       503,662
CIGNA Corp..................................................   3,000       231,937
Citigroup, Inc..............................................  10,050       497,475
CMAC Investment Corp........................................   3,000       137,812
Conseco, Inc................................................   3,100        94,744
Countrywide Credit Industries, Inc..........................   2,700       135,506
Federal Home Loan Mortgage Corp.............................   1,600       103,100
Federal National Mortgage Assn..............................   8,900       658,600
First Union Corp............................................   5,200       316,225
Fleet Financial Group, Inc..................................   3,700       165,344
LandAmerica Financial Group, Inc............................   1,000        55,813
Liberty Financial Cos., Inc.................................     450        12,150
Marsh & McLennan Cos., Inc..................................     700        40,906
MBIA, Inc...................................................     900        59,006
Merrill Lynch & Co., Inc....................................   1,000        66,750
Nationwide Financial Services, Inc., Class A................     400        20,675

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
SunAmerica, Inc.............................................   2,500   $   202,812
SunTrust Banks, Inc.........................................   2,100       160,650
Torchmark, Inc..............................................   2,000        70,625
U.S. Bancorp................................................   2,500        88,750
United Asset Management Corp................................   2,200        57,200
Washington Mutual, Inc......................................   4,050       154,659
Wells Fargo & Co............................................   2,600       103,838
                                                                       -----------
                                                                         6,551,336
                                                                       -----------
HEALTHCARE  9.0%
Abbott Laboratories, Inc....................................   2,800       137,200
American Home Products Corp.................................   6,000       337,875
Bausch & Lomb, Inc..........................................   2,600       156,000
Becton, Dickinson & Co......................................   2,800       119,525
Bristol-Myers Squibb Co.....................................   6,900       923,306
Guidant Corp................................................   1,400       154,350
HBO & Co....................................................   2,600        74,588
HEALTHSOUTH Corp. (a).......................................   6,000        92,625
Johnson & Johnson, Inc......................................   2,900       243,237
Lincare Holdings, Inc. (a)..................................   3,000       121,688
Merck & Co., Inc............................................   3,000       443,062
Mylan Laboratories, Inc.....................................   6,700       211,050
PacifiCare Health Systems, Class B (a)......................   1,700       135,150
Pfizer, Inc.................................................   2,400       301,050
Pharmacia & Upjohn, Inc.....................................   1,100        62,288
Rhone-Poulenc, SA, Class A - ADR (France)...................   3,000       150,750
Schering-Plough Corp........................................   9,700       535,925
Tenet Healthcare Corp. (a)..................................  10,200       267,750
Universal Health Services, Inc., Class B (a)................   1,800        93,375
Warner-Lambert Co...........................................   8,400       631,575
Watson Pharmaceuticals, Inc. (a)............................   2,200       138,325
Wellpoint Health Networks, Inc., Class A (a)................   2,500       217,500
                                                                       -----------
                                                                         5,548,194
                                                                       -----------
PRODUCER MANUFACTURING  3.3%
AlliedSignal, Inc...........................................     300        13,294
American Power Conversion Corp. (a).........................   1,700        82,344
Cognex Corp. (a)............................................   2,800        56,000
General Electric Co.........................................   9,000       918,562
Ingersoll-Rand Co...........................................   3,200       150,200
Johnson Controls, Inc.......................................     900        53,100
Textron, Inc................................................   2,000       151,875
The St. Joe Co..............................................     500        11,719
Tyco International Ltd......................................   2,700       203,681
U.S. Filter Corp. (a).......................................   2,200        50,325
United Technologies Corp....................................   2,300       250,125
Waste Management, Inc.......................................   2,200       102,575
                                                                       -----------
                                                                         2,043,800
                                                                       -----------
RAW MATERIALS/PROCESSING INDUSTRIES  0.3%
Bethlehem Steel Corp. (a)...................................   3,100        25,963
Boise Cascade Corp..........................................   2,500        77,500

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
British Steel Plc. - ADR (United Kingdom)...................   2,900   $    42,412
Goodyear Tire & Rubber Co...................................   1,300        65,569
                                                                       -----------
                                                                           211,444
                                                                       -----------
TECHNOLOGY  11.5%
Avnet, Inc..................................................   1,100        66,550
BMC Software, Inc. (a)......................................   2,600       115,863
Cadence Design Systems, Inc. (a)............................   1,600        47,600
Cisco Systems, Inc. (a).....................................   7,400       686,812
Compaq Computer Corp........................................   6,200       260,012
Computer Associates International, Inc......................   4,000       170,500
Computer Sciences Corp. (a).................................   1,700       109,544
Compuware Corp. (a).........................................   4,000       312,500
Dell Computer Corp. (a).....................................   3,300       241,519
EMC Corp. (a)...............................................   1,900       161,500
Gateway 2000, Inc. (a)......................................   3,200       163,800
General Dynamics Corp.......................................   2,000       117,250
Harris Corp.................................................   1,500        54,938
Hewlett Packard Co..........................................   4,100       280,081
Intel Corp..................................................   6,600       782,512
International Business Machines Corp........................   1,400       258,650
Keane, Inc. (a).............................................   1,000        39,938
Lockheed Martin Corp........................................   4,000       339,000
Lucent Technologies, Inc....................................   3,100       341,000
Microsoft Corp. (a).........................................  10,000     1,386,875
Networks Associates, Inc. (a)...............................   1,000        66,250
Nokia Corp. - ADR (Finland) (a).............................     900       108,394
Northern Telecom Ltd........................................   2,500       125,312
Oracle Corp. (a)............................................   2,400       103,500
Peoplesoft, Inc. (a)........................................   3,200        60,600
Quantum Corp. (a)...........................................   1,800        38,250
Sun Microsystems, Inc. (a)..................................   2,800       239,750
SunGard Data Systems, Inc. (a)..............................   6,400       254,000
Tellabs, Inc. (a)...........................................     500        34,281
Xerox Corp..................................................   1,000       118,000
                                                                       -----------
                                                                         7,084,781
                                                                       -----------
TRANSPORTATION  0.3%
AMR Corp. (a)...............................................   1,800       106,875
Canadian National Railway Co................................   1,300        67,438
                                                                       -----------
                                                                           174,313
                                                                       -----------
UTILITIES  7.4%
ALLTEL Corp.................................................   1,000        59,813
Ameritech Corp..............................................   9,000       570,375
AT&T Corp...................................................   2,000       150,500
Baltimore Gas & Electric Co.................................   1,200        37,050
BEC Energy..................................................   8,600       354,212
Bell Atlantic Corp..........................................   5,100       289,744
BellSouth Corp..............................................   9,100       453,862
CMS Energy Group............................................   2,600       125,938
DTE Energy Co...............................................   2,600       111,475
Edison International........................................   2,500        69,688
FPL Group, Inc..............................................   2,000       123,250

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
UTILITIES (CONTINUED)
GPU, Inc....................................................   3,100   $   136,981
GTE Corp....................................................   8,100       546,244
Houston Industries, Inc.....................................   5,700       183,113
Idacorp, Inc................................................   3,200       115,800
Illinova Corp...............................................   2,200        55,000
Nipsco Industries, Inc......................................   1,200        36,525
Northern States Power Co....................................   2,400        66,600
OGE Energy Corp.............................................   4,600       133,400
PacifiCorp..................................................   1,700        35,806
Pinnacle West Capital Corp..................................   3,800       161,025
Public Service Co. of New Mexico............................   4,900       100,144
SBC Communications, Inc.....................................   5,100       273,487
Texas Utilities Co..........................................   4,300       200,756
U.S. WEST Communications Group..............................   2,800       180,950
                                                                       -----------
                                                                         4,571,738
                                                                       -----------
TOTAL COMMON STOCKS  60.8%..........................................     37,381,547
                                                                       -----------

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                           Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------------
FIXED INCOME  29.9%
         CORPORATE DEBT  17.3%
         CONSUMER SERVICES  1.7%
$1,000   Cox Communications, Inc.....................................   6.875%   06/15/05  $ 1,067,930
                                                                                           -----------
         ENERGY  3.8%
1,000    Burlington Resources, Inc...................................   9.125    10/01/21    1,274,530
1,000    Enron Corp..................................................   6.875    10/15/07    1,038,260
                                                                                           -----------
                                                                                             2,312,790
                                                                                           -----------
         TECHNOLOGY  3.6%
1,000    Philips Electronics NV (Netherlands)........................   8.375    09/15/06    1,166,440
1,000    Raytheon Co.................................................   6.750    08/15/07    1,061,540
                                                                                           -----------
                                                                                             2,227,980
                                                                                           -----------
         TRANSPORTATION  2.8%
1,000    Norfolk Southern Corp.......................................   7.700    05/15/17    1,151,520
  500    Southwest Airlines Co.......................................   7.375    03/01/27      553,970
                                                                                           -----------
                                                                                             1,705,490
                                                                                           -----------
         UTILITIES  5.4%
1,000    360 Communications Co.......................................   7.600    04/01/09    1,140,700
1,000    Sprint Capital Corp.........................................   6.125    11/15/08    1,026,650
1,000    Texas Utilities Electric Co.................................   8.250    04/01/04    1,122,990
                                                                                           -----------
                                                                                             3,290,340
                                                                                           -----------
         TOTAL CORPORATE DEBT............................................................    10,604,530
                                                                                           -----------
         GOVERNMENT AND AGENCY OBLIGATIONS  1.8%
1,000    Province of Nova Scotia (Canada)............................   7.250    07/27/13    1,118,780
                                                                                           -----------
         UNITED STATES GOVERNMENT OBLIGATIONS  10.8%
2,000    U.S. Treasury Bond..........................................   7.125    02/15/23    2,465,500
3,000    U.S. Treasury Bond..........................................   7.250    05/15/16    3,635,190
  500    U.S. Treasury Note..........................................   7.250    08/15/04      562,310
                                                                                           -----------
         TOTAL UNITED STATES GOVERNMENT OBLIGATIONS......................................     6,663,000
                                                                                           -----------
TOTAL FIXED INCOME.......................................................................    18,386,310
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $47,039,313).....................................................................    55,767,857
REPURCHASE AGREEMENT  9.7%
  Warburg Dillon Read ($5,925,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be
  sold on 01/04/99 at $5,928,127)  (Cost $5,925,000).....................................     5,925,000
                                                                                           -----------
TOTAL INVESTMENTS  100.4%
  (Cost $52,964,313).....................................................................    61,692,857
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)............................................      (231,593)
                                                                                           -----------
NET ASSETS  100.0%.......................................................................  $61,461,264
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $52,964,313)........................  $61,692,857
Cash........................................................          680
Receivables:
  Investments Sold..........................................    1,821,124
  Interest..................................................      288,659
  Portfolio Shares Sold.....................................       88,946
  Dividends.................................................       48,198
Other.......................................................       44,682
                                                              -----------
      Total Assets..........................................   63,985,146
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,315,281
  Investment Advisory Fee...................................       52,209
  Portfolio Shares Repurchased..............................       16,289
  Distributor and Affiliates................................        6,481
Trustees' Deferred Compensation and Retirement Plans........      107,702
Accrued Expenses............................................       25,920
                                                              -----------
      Total Liabilities.....................................    2,523,882
                                                              -----------
NET ASSETS..................................................  $61,461,264
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $44,946,853
Net Unrealized Appreciation.................................    8,728,544
Accumulated Net Realized Gain...............................    5,879,972
Accumulated Undistributed Net Investment Income.............    1,905,895
                                                              -----------
NET ASSETS..................................................  $61,461,264
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $61,461,264 and 4,591,957 shares
  of beneficial interest issued and outstanding)............  $     13.38
                                                              ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                              STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,587,668
Dividends...................................................     736,979
                                                              ----------
    Total Income............................................   2,324,647
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     308,215
Accounting..................................................      33,053
Custody.....................................................      21,154
Shareholder Reports.........................................      18,797
Trustees' Fees and Expenses.................................      15,779
Audit.......................................................      15,298
Shareholder Services........................................      14,865
Legal.......................................................       2,566
Other.......................................................      14,513
                                                              ----------
    Total Expenses..........................................     444,240
    Less Fees Waived........................................      74,236
                                                              ----------
    Net Expenses............................................     370,004
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,954,643
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $5,930,830
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,613,842
  End of the Period:
    Investments.............................................   8,728,544
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,114,702
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $7,045,532
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $9,000,175
                                                              ==========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,954,643         $ 2,406,933
Net Realized Gain...........................................      5,930,830           7,064,899
Net Unrealized Appreciation During the Period...............      1,114,702           2,697,375
                                                                -----------         -----------
Change in Net Assets from Operations........................      9,000,175          12,169,207
                                                                -----------         -----------
Distributions from Net Investment Income....................        (67,589)         (2,436,414)
Distributions from Net Realized Gain........................     (1,826,978)         (6,406,916)
                                                                -----------         -----------
Total Distributions.........................................     (1,894,567)         (8,843,330)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      7,105,608           3,325,877
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      4,124,365           2,681,711
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,894,567           8,843,330
Cost of Shares Repurchased..................................    (14,960,988)        (15,502,271)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (8,942,056)         (3,977,230)
                                                                -----------         -----------
TOTAL DECREASE IN NET ASSETS................................     (1,836,448)           (651,353)
NET ASSETS:
Beginning of the Period.....................................     63,297,712          63,949,065
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,905,895 and $17,750,
  respectively).............................................    $61,461,264         $63,297,712
                                                                ===========         ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                                 FINANCIAL HIGHLIGHTS

          The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                              ----------------------------------------------
                                                               1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $11.910   $11.352   $ 11.64   $  9.99   $11.80
                                                              -------   -------   -------   -------   ------
  Net Investment Income.....................................     .425      .513      .482       .48      .45
  Net Realized and Unrealized Gain/Loss.....................    1.416     1.897     1.083    2.6425     (.89)
                                                              -------   -------   -------   -------   ------
Total from Investment Operations............................    1.841     2.410     1.565    3.1225     (.44)
                                                              -------   -------   -------   -------   ------
Less:
  Distributions from Net Investment Income..................     .013      .518      .478     .4775      .45
  Distributions from Net Realized Gain......................     .354     1.334     1.375      .995      .90
  Distributions in Excess of Net Realized Gain..............      -0-       -0-       -0-       -0-      .02
                                                              -------   -------   -------   -------   ------
Total Distributions.........................................     .367     1.852     1.853    1.4725     1.37
                                                              -------   -------   -------   -------   ------
Net Asset Value, End of the Period..........................  $13.384   $11.910   $11.352   $ 11.64   $ 9.99
                                                              =======   =======   =======   =======   ======
Total Return*...............................................   15.67%    21.81%    13.87%    31.36%   (3.66%)
Net Assets at End of the Period (In millions)...............  $  61.5   $  63.3   $  63.9   $  63.0   $ 56.6
Ratio of Expenses to Average Net Assets*....................     .60%      .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average Net Assets*.......    3.17%     3.86%     3.78%     3.85%    3.70%
Portfolio Turnover..........................................      93%       58%      118%      124%     163%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................     .72%      .71%      .81%      .74%     .72%
Ratio of Net Investment Income to Average Net Assets........    3.05%     3.75%     3.57%     3.71%    3.58%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           DOMESTIC INCOME PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................     6.34%
Five-year average annual total return based on NAV(1).......     8.07%
Ten-year average annual total return based on NAV(1)........     7.45%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................     8.13%
Commencement date...........................................  11/04/87

 YIELD
SEC Yield(2)................................................     6.71%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           DOMESTIC INCOME PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Lehman Brothers Corporate Bond Index* and the Lehman Brothers Index of BBB Corporate Bonds over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Domestic Income Portfolio vs. the Lehman Brothers Corporate Bond Index* and the Lehman Brothers Index of BBB Corporate Bonds (December 31, 1988 through December 31, 1998)
[GRAPH]

                                                 VAN KAMPEN LIT DOMESTIC    LEHMAN BROTHERS CORPORATE   LEHMAN BROTHERS INDEX OF
                                                    INCOME PORTFOLIO               BOND INDEX(*)           BBB CORPORATE BONDS
                                                 -----------------------    -------------------------   ------------------------
Dec 1988                                                10000.00                    10000.00                    10000.00
                                                        10219.00                    10148.00                    10156.00
                                                        10283.00                    10091.20                    10119.40
                                                        10210.00                    10121.40                    10145.80
                                                        10178.00                    10326.90                    10324.30
                                                        10379.00                    10608.80                    10585.50
                                                        10690.00                    10922.90                    10888.30
                                                        10690.00                    11134.80                    11088.60
                                                        10653.00                    11014.50                    11004.30
                                                        10315.00                    11065.20                    11053.90
                                                         9766.00                    11319.70                    11300.40
                                                         9583.00                    11397.80                    11376.10
Dec 1989                                                 9456.00                    11410.30                    11368.10
                                                         9051.00                    11267.70                    11270.30
                                                         8800.00                    11300.40                    11305.30
                                                         8931.00                    11310.50                    11324.50
                                                         9000.00                    11192.90                    11212.40
                                                         9164.00                    11554.40                    11601.50
                                                         9361.00                    11752.00                    11776.60
                                                         9482.00                    11884.80                    11662.40
                                                         9175.00                    11695.80                    11457.10
                                                         8802.00                    11749.60                    11460.60
                                                         8671.00                    11802.50                    11393.00
                                                         8737.00                    12045.60                    11551.30
Dec 1990                                                 8772.00                    12215.50                    11738.50
                                                         8885.00                    12370.60                    11818.30
                                                         9137.00                    12582.20                    12129.10
                                                         9263.00                    12736.90                    12320.70
                                                         9376.00                    12902.50                    12519.10
                                                         9477.00                    12991.50                    12638.00
                                                         9540.00                    12990.20                    12636.80
                                                         9666.00                    13177.30                    12816.20
                                                         9931.00                    13475.70                    13095.60
                                                        10064.00                    13752.70                    13344.40
                                                        10265.00                    13883.30                    13457.90
                                                        10358.00                    14019.40                    13596.50
Dec 1991                                                10634.00                    14477.80                    14005.70
                                                        10730.00                    14296.50                    13900.70
                                                        10895.00                    14434.10                    14070.60
                                                        11046.00                    14372.00                    14037.50
                                                        10998.00                    14443.90                    14103.70
                                                        11259.00                    14766.00                    14412.70
                                                        11342.00                    14996.40                    14638.30
                                                        11603.00                    15396.80                    15023.10
                                                        11741.00                    15516.90                    15133.00
                                                        11864.00                    15704.60                    15312.60
                                                        11631.00                    15425.10                    15012.00
                                                        11741.00                    15449.70                    15054.40
Dec 1992                                                11963.00                    15735.60                    15322.80
                                                        12247.00                    16102.20                    15690.50
                                                        12546.00                    16472.50                    16064.00
                                                        12711.00                    16530.20                    16138.60
                                                        12808.00                    16657.50                    16280.10
                                                        12928.00                    16677.50                    16321.70
                                                        13318.00                    17082.70                    16741.80
                                                        13437.00                    17205.70                    16874.80
                                                        13782.00                    17634.20                    17275.60
                                                        13797.00                    17676.50                    17285.00
                                                        13962.00                    17764.90                    17396.80
                                                        13827.00                    17546.30                    17204.40
Dec 1993                                                13915.00                    17649.90                    17304.20
                                                        14224.00                    17992.30                    17710.40
                                                        13964.00                    17567.70                    17290.80
                                                        13526.00                    17028.30                    16749.90
                                                        13311.00                    16864.90                    16562.20
                                                        13246.00                    16802.50                    16483.20
                                                        13246.00                    16760.50                    16461.60
                                                        13457.00                    17184.50                    16930.30
                                                        13506.00                    17203.40                    16964.20
                                                        13328.00                    16883.40                    16646.80
                                                        13230.00                    16844.60                    16624.00
                                                        13198.00                    16817.60                    16607.10
Dec 1994                                                13313.00                    16957.20                    16751.30
                                                        13530.00                    17316.70                    17127.40
                                                        13928.00                    17815.40                    17630.90
                                                        14110.00                    17961.50                    17793.90
                                                        14395.00                    18265.10                    18101.60
                                                        15048.00                    19125.40                    18970.90
                                                        15120.00                    19297.50                    19156.90
                                                        15120.00                    19212.60                    19101.80
                                                        15356.00                    19521.90                    19416.50
                                                        15537.00                    19752.30                    19658.70
                                                        15719.00                    20009.00                    19839.00
                                                        15954.00                    20391.20                    20213.70
Dec 1995                                                16157.00                    20727.70                    20557.00
                                                        16334.00                    20862.40                    20673.60
                                                        16039.00                    20365.90                    20200.40
                                                        15901.00                    20192.80                    20045.50
                                                        15808.00                    20025.20                    19876.60
                                                        15847.00                    19989.10                    19869.80
                                                        16044.00                    20283.00                    20169.00
                                                        16123.00                    20321.50                    20221.70
                                                        16123.00                    20258.50                    20165.30
                                                        16478.00                    20688.00                    20607.80
                                                        16911.00                    21252.80                    21194.60
                                                        17266.00                    21707.60                    21678.00
Dec 1996                                                17236.00                    21408.00                    21382.70
                                                        17344.00                    21438.00                    21437.60
                                                        17494.00                    21528.00                    21556.60
                                                        17225.00                    21192.20                    21220.30
                                                        17484.00                    21514.30                    21540.10
                                                        17700.00                    21757.40                    21801.90
                                                        18024.00                    22066.40                    22129.50
                                                        18779.00                    22874.00                    22972.60
                                                        18455.00                    22535.50                    22628.80
                                                        18822.00                    22929.80                    23044.50
                                                        18952.00                    23221.00                    23347.40
                                                        19146.00                    23351.10                    23471.80
Dec 1997                                                19288.00                    23598.60                    23755.50
                                                        19522.00                    23879.40                    23978.20
                                                        19592.00                    23872.20                    23966.60
                                                        19620.00                    23960.60                    24046.50
                                                        19784.00                    24111.50                    24206.80
                                                        20018.00                    24398.50                    24493.50
                                                        20112.00                    24579.00                    24639.00
                                                        20136.00                    24556.90                    24604.50
                                                        19667.00                    24672.30                    24549.10
                                                        20253.00                    25471.70                    25296.90
                                                        20136.00                    25079.40                    24802.00
                                                        20651.00                    25550.90                    25312.60
Dec 1998                                                20510.00                    25625.00                    25381.60

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

*The Lehman Brothers Corporate Bond Index, which reflects the general performance of publicly issued, dollar-denominated, SEC-registered, investment-grade corporate debt, was initially selected as a broad-based benchmark comparison for the Portfolio's performance. Based on the Portfolio's asset composition, we believe the Lehman Brothers Index of BBB Corporate Bonds provides a more accurate benchmark for the Portfolio. This broad-based, unmanaged index reflects the performance of BBB-rated bonds only, whereas the previous index included bonds rated BBB and higher. As a result, the Lehman Brothers Corporate Bond Index will no longer be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                           DOMESTIC INCOME PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Domestic Income Portfolio. The team is led by Walter W. Stabell, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

     Q
      WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PAST YEAR?
     A
      The yield for the benchmark 30-year Treasury bond began the year at 5.92 percent. Spurred by continued low inflation and a growing federal budget surplus that reduced U.S. borrowing needs, interest rates declined even further during the first quarter. In the second quarter, we witnessed a classic flight to quality due to continuing economic weakness in Asia, the strike at General Motors, and fears that U.S. corporate profits would begin to slow. Investors from around the globe fled stocks and lower-quality bonds in favor of high-quality bond investments. As a result, the 30-year Treasury bond yield fell to 5.62 percent at the end of June.
    The biggest boost for the bond market came late in the third quarter and early in the fourth quarter, when the market was inspired by a string of interest rate cuts by the Federal Reserve Board. By year end, the yield for the 30-year Treasury bond which, like all bond yields, moves in the opposite direction of its price--had fallen to 5.09 percent, close to the record low level for long-term Treasuries set in the mid-1960s. For the first time since 1990, the returns for high-quality, low-risk bonds soundly exceeded those for higher-risk bonds.
    A record level of issuance was a predominant theme for the corporate bond market during 1998. New issuance of investment-grade corporate bonds totaled $362 billion during the year, up 33 percent from 1997. Liquidity was also a concern during 1998, as worries about a global recession spurred investors to shun risk-sensitive securities in favor of higher-quality investments.

     Q
      HOW DID YOU MANAGE THE PORTFOLIO DURING THE REPORTING PERIOD?
     A
      To maintain diversification, enhance liquidity, and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety of sectors within the fixed-income market. As of December 31, 1998, approximately 68 percent of the Portfolio's assets were invested in investment-grade bonds, with 28 percent invested in high-yield bonds. The remaining 4 percent was invested in U.S. government and agency bonds and in money market-type instruments.
    Given the market's volatility during 1998, managing duration continued to be an important tactic during the reporting period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in a rising rate environment, while funds with longer durations have performed better when rates are declining. For most of the year, the Portfolio's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. At present, the Portfolio's duration is 6.5 years, equivalent to that of the benchmark index.

     Q

      HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
     A
      For the 12 months ended December 31, 1998, the Portfolio achieved a total return of 6.34 percent(1). By comparison, the Lehman Brothers Index of BBB Corporate Bonds produced a total return of 6.85 percent for the same period. This index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. This return does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    Dividends paid and reinvested by the Portfolio during the period totaled $0.022 per share. Please note that the majority of dividends paid by the Portfolio, normally distributed in December, will be distributed in March 1999. Please refer to the chart on page 18 for additional performance results.

     Q

      WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
     A
      We expect that the U.S. economy will slow in 1999 due to a combination of factors, including difficulties in many foreign economies, a slowdown in consumer spending, dwindling corporate profits, and the Year 2000 computer problem. We also expect inflation to remain low--in the 2.0 percent range. However, a full-fledged recession seems unlikely at this time. Finally, the fundamentals underpinning the U.S. bond market are as healthy as at any time in recent memory. We expect the market to remain strong in the months ahead.


/s/ Walter W. Stabell
-------------------------
Walter W. Stabell
Portfolio Manager
Domestic Income Portfolio


/s/ Peter W. Hegel
-------------------------
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                                                 Please see footnotes on page 18

 DOMESTIC INCOME PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                                   Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  87.7%
         CONSUMER DISTRIBUTION  10.8%
 $500    Borden, Inc.................................................   7.875%   02/15/23  $   458,750
  500    Gruma SA De CV, 144A - Private Placement (Mexico) (a).......   7.625    10/15/07      446,350
  500    Nabisco, Inc................................................   7.550    06/15/15      513,170
  500    Safeway, Inc. ..............................................   6.050    11/15/03      506,300
                                                                                           -----------
                                                                                             1,924,570
                                                                                           -----------
         CONSUMER NON-DURABLES  5.6%
  500    Bausch & Lomb, Inc..........................................   7.125    08/01/28      499,435
  500    Westpoint Stevens, Inc......................................   7.875    06/15/05      510,625
                                                                                           -----------
                                                                                             1,010,060
                                                                                           -----------
         CONSUMER SERVICES  18.2%
  500    Cox Communications, Inc.....................................   6.800    08/01/28      529,500
  500    CSC Holdings, Inc. .........................................   7.875    12/15/07      528,750
  500    News America Holdings, Inc..................................  10.125    10/15/12      586,595
  500    Royal Caribbean Cruises Ltd.................................   7.500    10/15/27      498,500
  500    Valassis Communications, Inc................................   9.550    12/01/03      572,500
  500    Viacom, Inc.................................................   7.625    01/15/16      552,500
                                                                                           -----------
                                                                                             3,268,345
                                                                                           -----------
         ENERGY  5.9%
  500    Occidental Petroleum Corp...................................  10.125    11/15/01      546,685
  500    PDV America, Inc............................................   7.875    08/01/03      505,860
                                                                                           -----------
                                                                                             1,052,545
                                                                                           -----------
         HEALTHCARE  8.7%
  500    Beckman Coulter, Inc........................................   7.450    03/04/08      515,000
  500    Manor Care, Inc.............................................   7.500    06/15/06      527,825
  500    Tenet Healthcare Corp., 144A - Private Placement (a)........   8.125    12/01/08      517,500
                                                                                           -----------
                                                                                             1,560,325
                                                                                           -----------
         PRODUCER MANUFACTURING  2.8%
  500    Idex Corp...................................................   6.875    02/15/08      502,780
                                                                                           -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  8.5%
  500    Georgia-Pacific Corp........................................   9.950    06/15/02      553,230
  500    Owens Illinois, Inc. .......................................   7.150    05/15/05      505,000
  300    Vicap SA De CV (Mexico).....................................  11.250    05/15/02      282,000
  200    Vicap SA De CV (Mexico).....................................  11.375    05/15/07      178,500
                                                                                           -----------
                                                                                             1,518,730
                                                                                           -----------
         TECHNOLOGY  2.9%
  500    Raytheon Co. ...............................................   6.150    11/01/08      513,900
                                                                                           -----------
         TRANSPORTATION  8.0%
  500    Delta Airlines, Inc.........................................   9.750    05/15/21      622,370
  500    Norfolk Southern Corp. .....................................   7.700    05/15/17      575,760
  200    United Airlines, Inc........................................  10.020    03/22/14      240,880
                                                                                           -----------
                                                                                             1,439,010
                                                                                           -----------
         UTILITIES  16.3%
  500    360 Communications Co. .....................................   7.600    04/01/09      570,350
  500    MCI Worldcom, Inc...........................................   6.950    08/15/28      541,215
  350    Monongahela Power Co........................................   8.375    07/01/22      384,405
  500    Niagara Mohawk Power Corp. .................................   7.625    10/01/05      521,875

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                                   Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
 $350    Public Service Co. of Colorado..............................   8.750%   03/01/22  $   386,120
  500    Sprint Capital Corp.........................................   6.125    11/15/08      513,325
                                                                                           -----------
                                                                                             2,917,290
                                                                                           -----------
         TOTAL CORPORATE DEBT  87.7%.....................................................   15,707,555
                                                                                           -----------
         GOVERNMENT OBLIGATIONS  10.3%
  416    Federal National Mortgage Association Pool (U.S.)...........  10.000    04/01/21      452,615
  500    Republic of Argentina (Argentina)...........................  11.000    10/09/06      495,000
  500    Republic of South Africa (South Africa).....................   8.500    06/23/17      392,000
  500    United Mexican States (Mexico)..............................  11.375    09/15/16      520,000
                                                                                           -----------
         TOTAL GOVERNMENT OBLIGATIONS....................................................    1,859,615
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $16,873,000).....................................................................   17,567,170

REPURCHASE AGREEMENT  0.9%
         DLJ ($160,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $160,080)
         (Cost $160,000).................................................................      160,000
                                                                                           -----------
TOTAL INVESTMENTS  98.9%
  (Cost $17,033,000).....................................................................   17,727,170

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..............................................      194,029
                                                                                           -----------
NET ASSETS  100.0%.......................................................................  $17,921,199
                                                                                           ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $17,033,000)........................  $17,727,170
Cash........................................................        3,761
Receivables:
  Interest..................................................      287,852
  Portfolio Shares Sold.....................................           13
Other.......................................................       45,244
                                                              -----------
      Total Assets..........................................   18,064,040
                                                              -----------
LIABILITIES:
Payables:
  Shareholder Reports.......................................        9,452
  Investment Advisory Fee...................................        6,639
  Distributor and Affiliates................................        5,540
  Portfolio Shares Repurchased..............................        5,339
Trustees' Deferred Compensation and Retirement Plans........      103,417
Accrued Expenses............................................       12,454
                                                              -----------
      Total Liabilities.....................................      142,841
                                                              -----------
NET ASSETS..................................................  $17,921,199
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $17,202,927
Accumulated Undistributed Net Investment Income.............    1,198,922
Net Unrealized Appreciation.................................      694,170
Accumulated Net Realized Loss...............................   (1,174,820)
                                                              -----------
NET ASSETS..................................................  $17,921,199
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $17,921,199 and 2,048,609 shares
  of beneficial interest issued and outstanding)............  $      8.75
                                                              ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31,1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,325,815
Dividends...................................................      30,443
Other.......................................................       4,480
                                                              ----------
    Total Income............................................   1,360,738
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      86,159
Accounting..................................................      23,601
Shareholder Services........................................      15,311
Audit.......................................................      14,617
Trustees' Fees and Expenses.................................      13,634
Shareholder Reports.........................................      12,685
Trustees' Retirement Plan...................................      10,832
Custody.....................................................       8,744
Legal.......................................................       1,152
Other.......................................................       1,792
                                                              ----------
    Total Expenses..........................................     188,527
    Less Fees Waived........................................      85,095
                                                              ----------
    Net Expenses............................................     103,432
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,257,306
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (54,296)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     850,053
  End of the Period:
    Investments.............................................     694,170
                                                              ----------
Net Unrealized Depreciation During the Period...............    (155,883)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (210,179)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,047,127
                                                              ==========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,257,306         $ 1,342,453
Net Realized Gain/Loss......................................        (54,296)            366,896
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (155,883)            186,254
                                                                -----------         -----------
Change in Net Assets from Operations........................      1,047,127           1,895,603
Distributions from Net Investment Income....................        (44,123)         (1,365,434)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      1,003,004             530,169
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      6,157,023           5,508,385
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         44,123           1,365,434
Cost of Shares Repurchased..................................     (6,481,744)        (10,002,492)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       (280,598)         (3,128,673)
                                                                -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        722,406          (2,598,504)

NET ASSETS:
Beginning of the Period.....................................     17,198,793          19,797,297
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,198,922 and $11,345, respectively)    $17,921,199         $17,198,793
                                                                ===========         ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                              ---------------------------------------------
                                                               1998     1997     1996     1995       1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $8.252   $8.008   $ 8.21   $  7.35   $   8.58
                                                              ------   ------   ------   -------   --------
  Net Investment Income.....................................    .614     .704     .755       .71        .85
  Net Realized and Unrealized Gain/Loss.....................   (.096)    .252    (.212)    .8525    (1.2275)
                                                              ------   ------   ------   -------   --------
Total from Investment Operations............................    .518     .956     .543    1.5625     (.3775)
Less Distributions from Net Investment Income...............    .022     .712     .745     .7025      .8525
                                                              ------   ------   ------   -------   --------
Net Asset Value, End of the Period..........................  $8.748   $8.252   $8.008   $  8.21   $   7.35
                                                              ======   ======   ======   =======   ========
Total Return*...............................................   6.34%   11.90%    6.68%    21.37%     (4.33%)
Net Assets at End of the Period (In millions)...............  $ 17.9   $ 17.2   $ 19.8   $  26.6   $   21.3
Ratio of Expenses to Average Net Assets*....................    .60%     .60%     .60%      .60%       .60%
Ratio of Net Investment Income to Average Net Assets*.......   7.29%    7.74%    7.97%     8.11%      8.35%
Portfolio Turnover..........................................     46%      78%      77%       54%        94%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................   1.09%    1.05%    1.29%      .93%       .95%
Ratio of Net Investment Income to Average Net Assets........   6.80%    7.29%    7.28%     7.78%      8.00%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    37.56%
Three-year average annual total return based on NAV(1)......    24.56%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    26.31%
Commencement date...........................................  07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           EMERGING GROWTH PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Russell 2000 Stock Index over time. This index is a broad-based, statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Emerging Growth Portfolio vs. the Russell 2000 Stock Index (July 3, 1995 through December 31, 1998)

                                    [GRAPH]

                                                               VAN KAMPEN LIT-EMERGING GROWTH
                                                                         PORTFOLIO                   RUSSELL 2000 STOCK INDEX
                                                               ------------------------------        ------------------------
Jul 1995                                                                   10000                              10000
                                                                           10860                              11125
                                                                           11000                              11355
                                                                           11270                              11558
                                                                           11110                              11041
                                                                           11460                              11505
Dec 1995                                                                   11710                              11808
                                                                           11550                              11795
                                                                           12140                              12163
                                                                           12540                              12411
                                                                           13500                              13074
                                                                           14040                              13589
Jun 1996                                                                   13690                              13031
                                                                           12350                              11893
                                                                           13000                              12584
                                                                           14180                              13076
                                                                           13700                              12874
                                                                           13950                              13404
Dec 1996                                                                   13660                              13756
                                                                           14480                              14031
                                                                           13250                              13690
                                                                           12550                              13044
                                                                           13040                              13081
                                                                           14250                              14536
Jun 1997                                                                   14850                              15159
                                                                           16360                              15864
                                                                           16160                              16227
                                                                           17450                              17415
                                                                           16330                              16650
                                                                           16110                              16542
Dec 1997                                                                   16450                              16832
                                                                           16260                              16566
                                                                           18020                              17791
                                                                           19037                              18525
                                                                           19287                              18628
                                                                           18477                              17624
Jun 1998                                                                   20097                              17661
                                                                           19537                              16232
                                                                           15946                              13080
                                                                           17676                              14103
                                                                           17967                              14679
                                                                           19437                              15448
Dec 1998                                                                   22628                              16404

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                           EMERGING GROWTH PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Emerging Growth Portfolio. The team is led by Gary
M. Lewis, portfolio manager; Dudley Brickhouse, Janet Luby, and David Walker, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
     Q
      THE STOCK MARKET WAS UP, DOWN, AND UP AGAIN IN 1998. CAN YOU DESCRIBE SOME OF THE MARKET FACTORS THAT AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?
     A
      For the year overall, the market benefited from low inflation and new cash flows into stocks. The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then-record high.
Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce earnings declines resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.
    Beginning in October conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year-end.

     Q
      IN LIGHT OF THIS MARKET VOLATILITY, HOW DID YOU MANAGE THE PORTFOLIO?
     A
      We have confidence in our investment strategy, so we continued to rely upon it throughout last year's highs and lows. As always, we looked for stocks with rising earnings expectations and rising valuations, and we invested in those companies we believed had the potential to outperform earnings expectations. Conversely, we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the Portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.
    That said, 1998--particularly the third quarter--was a challenge because fewer stocks met our requirements. When the market was at its most volatile, few companies had rising valuations, so we looked for the stocks whose valuations were declining the least. Fortunately, the situation stabilized in the fourth quarter, and we found it easier to identify companies that satisfied our criteria.

     Q
      WHAT STOCKS HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO?
     A
      The Portfolio was supported primarily by its substantial weighting in technology stocks. Tech companies, especially those whose businesses are Internet-related, generally enjoyed the greatest success during the reporting period. America Online, the nation's leading Internet service provider and the Portfolio's largest holding at year-end, was among 1998's biggest winners, as its stock rose 572 percent. Yahoo!, which provides a well-known Internet directory, was equally impressive; its stock price increased by 585 percent in 1998. Other technology stocks that helped the Portfolio's performance during the year were Dell Computer, a pioneer in direct computer sales, and EMC, which makes data storage systems.
    Despite a difficult third quarter, retail companies also performed well and benefited the Portfolio during the reporting period. Best Buy, a leading consumer electronics and appliance retailer, experienced a successful year, and its stock price rose correspondingly. Another successful investment was our purchase of AnnTaylor Stores, a women's apparel retailer. On the pharmaceutical front, drug manufacturer Biogen also proved to be a successful acquisition.
    Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

     Q
      WHICH STOCKS HURT THE PORTFOLIO'S PERFORMANCE?
     A
      One of the Portfolio's worst performers was HBO & Co., a company that provides software solutions to the health care industry. The stock underperformed primarily because of investor concerns about HBO's proposed merger with McKesson Corp. and the perception that the merger was not consistent with the company's traditional strategic direction. HBO had been a sizeable holding in the Portfolio for some time. Through the end of November, by which time we completely eliminated our position in this stock, the holding had made just modest gains since the beginning of the year.
    As mentioned in past reports, the Portfolio has a relatively high weighting in broadcast companies, such as Chancellor Media, Clear Channel Communications, and Jacor Communications. Although these stocks performed well in the first half of the year, they lagged in the second half. These companies were hurt by investors' concerns that the Federal Communications Commission would reshape television broadcast guidelines, which would hamper these companies' ability to grow. Although these fears appeared to have subsided later in the reporting period, the companies' stock prices remained low relative to the market through the end of 1998.
    Also suppressing the broadcasting stock prices was a belief among investors that the pace of industry consolidation, which fueled these stocks in 1997, had slowed by mid-year. Despite the underperformance of broadcast stocks in the second half of last year, we think the fundamentals for these companies are still solid, and we continue to own them because we believe they are poised for a rebound.

     Q
      HOW DID THE PORTFOLIO PERFORM DURING 1998?
     A
      The Portfolio performed extremely well, achieving a 12-month total return of 37.56 percent,(1) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, and the Russell 2000
Index, which more closely resembles the Portfolio, returned -2.55 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000 Index reflects the general performance of small-cap stocks.
    These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 28 for additional performance results.

     Q
      WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO FOR THE UPCOMING SIX MONTHS?
     A
      Historically speaking, stock valuations are still relatively high, which makes the market vulnerable to a sharp drop if bad news rattles investors. At the same time, central banks around the world, including the Fed, have been implementing policies designed to bolster lagging economies. We anticipate that these actions may benefit stocks and help limit the potential for negative corporate earnings surprises. Finally, we continue to monitor the "Year 2000" computer problem, because the companies in which the Portfolio primarily invests--small- and mid-cap stocks--are the ones that are the most likely to be affected.

    As we've mentioned before, valuations for small-cap stocks continue to be at historic and relative lows, suggesting a potentially bright future for the Portfolio. Indeed, in the final quarter of 1998 we saw the first signs of a narrowing of the valuation gap between large- and small-cap stocks. This gap should eventually close further, but we believe it is likely to remain wide as long as investors continue their "flight to quality," or preference for large-cap, blue-chip investments. If small- and mid-cap stocks begin to consistently outperform, however, the Emerging Growth Portfolio should be well-positioned.

/s/ Gary M. Lewis
-----------------------
Gary M. Lewis
Portfolio Manager
Emerging Growth Portfolio

/s/ David Walker
-----------------------
David Walker
Portfolio Comanager
Emerging Growth Portfolio

/s/ Dudley Brickhouse
-----------------------
Dudley Brickhouse
Portfolio Comanager
Emerging Growth Portfolio

/s/ Stephen L. Boyd
-----------------------
Stephen L. Boyd
Chief Investment Officer
Equity Investments

/s/ Janet Luby
-----------------------
Janet Luby
Portfolio Comanager
Emerging Growth Portfolio

                                                 Please see footnotes on page 28

 EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS 96.0%
CONSUMER DISTRIBUTION  15.4%
American Eagle Outfitters (a)...............................     500   $    33,313
AnnTaylor Stores Corp. (a)..................................   3,200       126,200
Bed Bath & Beyond, Inc. (a).................................   4,000       136,500
Best Buy Co., Inc. (a)......................................  11,250       690,468
Cardinal Health, Inc. ......................................   1,500       113,813
CDW Computer Centers, Inc. (a)..............................   1,750       167,891
Costco Cos., Inc. (a).......................................   1,400       101,063
CVS Corp. ..................................................   3,700       203,500
Dollar Tree Stores, Inc. (a)................................   2,800       122,325
Earthgrains Co. ............................................   2,400        74,250
Express Scripts, Inc., Class A (a)..........................   1,500       100,688
Family Dollar Stores, Inc. .................................   8,500       187,000
Gap, Inc. ..................................................   5,000       281,250
Hollywood Entertainment Corp. (a)...........................   2,250        61,312
Home Depot, Inc. ...........................................   7,550       461,964
Insight Enterprises, Inc. (a)...............................   1,500        76,312
Lason Holdings, Inc. (a)....................................     900        52,369
Lexmark International Group, Inc., Class A (a)..............   4,500       452,250
Lowe's Cos., Inc. ..........................................   5,600       286,650
Micro Warehouse, Inc. (a)...................................     900        30,431
Safeway, Inc. (a)...........................................   5,500       335,156
Staples, Inc. (a)...........................................   9,000       393,188
TJX Cos. Inc. ..............................................  10,800       313,200
Trans World Entertainment Corp. (a).........................   1,800        34,313
Tricon Global Restaurants, Inc. (a).........................   1,800        90,225
U.S. Foodservice (a)........................................   1,600        78,400
Williams Sonoma, Inc. (a)...................................   3,500       141,094
                                                                       -----------
                                                                         5,145,125
                                                                       -----------
CONSUMER DURABLES  0.6%
Gentex Corp. (a)............................................   1,000        20,000
Kaufman & Broad Home Corp. .................................   1,200        34,500
Pulte Corp. ................................................   1,700        47,281
Shaw Industries, Inc. ......................................   3,500        84,873
                                                                       -----------
                                                                           186,654
                                                                       -----------
CONSUMER NON-DURABLES  2.2%
Abercrombie & Fitch Co., Class A (a)........................   5,000       353,750
Adolph Coors Co. ...........................................   1,450        81,832
Linens 'n Things, Inc. (a)..................................   5,200       206,050
Smithfield Foods, Inc. (a)..................................   1,000        33,875
Westpoint Stevens, Inc. (a).................................   1,800        56,813
                                                                       -----------
                                                                           732,320
                                                                       -----------
CONSUMER SERVICES  9.7%
Brinker International, Inc. (a).............................   3,200        92,400
Cablevision Systems Corp., Class A (a)......................   4,250       213,295
Chancellor Media Corp., Class A (a).........................  10,600       507,475
Clear Channel Communications, Inc. (a)......................   6,500       354,250
Consolidated Graphics, Inc. (a).............................   1,400        94,589
Earthlink Network, Inc. (a).................................   2,400       136,800
Education Management Corp. (a)..............................   1,500        35,438
International Network Services (a)..........................   2,650       176,225

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Interpublic Group of Cos., Inc. ............................   2,750   $   219,313
Jacor Communications, Inc., Class A (a).....................   4,100       263,938
Meredith Corp. .............................................   3,100       117,414
Metris Cos., Inc. ..........................................     400        20,125
Metzler Group, Inc. (a).....................................   2,250       109,547
Omnicom Group, Inc. ........................................   4,000       232,000
Outdoor Systems, Inc. (a)...................................   5,000       150,000
Robert Half International, Inc. (a).........................   2,250       100,547
Snyder Communications, Inc. (a).............................   1,600        54,000
Tele-Communications Inc., Class A (a).......................   4,900       225,706
Valassis Communications, Inc. (a)...........................   2,500       129,063
                                                                       -----------
                                                                         3,232,125
                                                                       -----------
ENERGY  0.1%
Marine Drilling Cos., Inc. (a)..............................   3,000        23,062
National Oilwell, Inc. (a)..................................   1,300        14,544
                                                                       -----------
                                                                            37,606
                                                                       -----------
FINANCE 5.8%
AmSouth Bancorp. ...........................................   1,300        59,313
Capital One Financial Corp. ................................   2,600       299,000
Dime Bancorp, Inc. .........................................   1,700        44,944
Fidelity National Financial, Inc. ..........................     550        16,775
Fifth Third Bancorp. .......................................   1,250        89,141
Finova Group, Inc. .........................................   1,800        97,088
Firstar Corp. ..............................................   1,800       167,850
National Commerce Bancorp. .................................     750        14,109
Northern Trust Corp. .......................................   1,800       157,161
Old Kent Financial Corp. ...................................   2,100        97,650
Progressive Corp. ..........................................     450        76,219
Protective Life Corp. ......................................   1,500        59,719
Providian Financial Corp. ..................................   9,000       675,000
Zions Bancorp. .............................................   1,300        81,087
                                                                       -----------
                                                                         1,935,056
                                                                       -----------
HEALTHCARE  11.2%
Allegiance Corp. ...........................................   7,400       345,025
Allergan, Inc. .............................................   2,200       142,450
Amgen, Inc. (a).............................................   1,100       115,019
Biogen, Inc. (a)............................................   7,900       655,700
Biomatrix, Inc. (a).........................................   1,200        69,900
Biomet, Inc. ...............................................   3,000       120,750
Cree Research, Inc. (a).....................................     800        38,300
Genzyme Corp. (a)...........................................   3,400       169,150
Guidant Corp. ..............................................   3,150       347,287
Henry Schein, Inc. .........................................   1,400        62,650
Immunex Corp. (a)...........................................   1,700       213,881
Medicis Pharmaceutical Corp., Class A (a)...................   1,250        74,531
Medimmune, Inc. (a).........................................   1,500       149,156
Medquist, Inc. (a)..........................................   1,200        47,400
Medtronic, Inc. ............................................   2,000       148,500
MiniMed, Inc. (a)...........................................   1,800       188,550
Omnicare, Inc. .............................................   4,400       152,900
Pathogensis Corp. (a).......................................     600        34,800

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Patterson Dental Co. (a)....................................   1,100   $    47,850
PSS World Med, Inc. (a).....................................     900        20,700
Quintiles Transnational Corp. (a)...........................   3,800       202,825
VISX, Inc. (a)..............................................     200        17,488
Watson Pharmaceuticals, Inc. (a)............................   4,600       289,225
Wellpoint Health Networks, Inc., Class A (a)................     900        78,300
                                                                       -----------
                                                                         3,732,337
                                                                       -----------
PRODUCER MANUFACTURING  4.2%
Allied Waste Industries, Inc. (a)...........................   8,092       191,174
American Power Conversion Corp. (a).........................   5,750       278,516
Danaher Corp. ..............................................   3,000       162,939
Federal Mogul Corp. ........................................   2,750       163,625
Metromedia Fiber Network, Inc., Class A (a).................   7,000       234,500
Tyco International Ltd. ....................................   5,100       384,730
                                                                       -----------
                                                                         1,415,484
                                                                       -----------
TECHNOLOGY  45.7%
Advanced Micro Devices, Inc. (a)............................   3,000        86,813
Affiliated Computer Services, Inc., Class A (a).............   1,400        63,000
Altera Corp. (a)............................................   3,500       213,063
America Online, Inc. (a)....................................  14,000     2,026,500
American Management Systems (a).............................   2,500       100,000
Apple Computer, Inc. (a)....................................   2,300        94,156
Applied Micro Circuits Corp. (a)............................   1,200        40,763
BMC Software, Inc. (a)......................................   6,700       298,569
Ciber, Inc. (a).............................................   3,100        86,606
Cisco Systems, Inc. (a).....................................   4,200       389,813
Citrix Systems, Inc. (a)....................................   4,500       436,781
Compuware Corp. (a).........................................  16,300     1,273,436
Comverse Technology, Inc. (a)...............................   2,300       163,300
Concord Communications, Inc. (a)............................   1,200        68,100
Concord EFS, Inc. (a).......................................   4,300       182,213
CSG Systems International, Inc. (a).........................   3,100       244,900
Dell Computer Corp. (a).....................................  19,500     1,427,154
Echostar Communications Corp., Class A (a)..................   2,000        96,750
Electronics for Imaging, Inc. (a)...........................   2,000        80,375
EMC Corp. (a)...............................................  14,700     1,249,500
Fiserv, Inc. (a)............................................   2,250       115,734
Flextronics International Corp. (a).........................   2,200       188,375
Gemstar International Group Ltd. (a)........................   4,400       251,900
General Instrument Corp. (a)................................   3,750       127,266
Geotel Communications Corp. (a).............................   1,500        55,875
Gilat Satellite Networks Ltd. (a)...........................   1,500        82,688
Global Crossing Ltd. (a)....................................   1,500        67,688
Gulfstream Aerospace Corp. (a)..............................   4,500       239,625
IMR Global Corp. (a)........................................   2,300        67,706
Intel Corp. ................................................   2,000       237,125
Jabil Circuit, Inc. (a).....................................   3,200       238,800
Keane, Inc. (a).............................................   3,000       119,813
Legato Systems, Inc. (a)....................................   6,250       412,109
Macromedia, Inc. (a)........................................   4,400       148,225
Mastech Corp. (a)...........................................   1,700        48,663

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Mercury Interactive Corp. (a)...............................   1,800   $   113,850
Microsoft Corp. (a).........................................   1,150       159,491
Mindspring Enterprises, Inc. (a)............................   2,250       137,391
Network Appliance, Inc. (a).................................   8,000       360,000
Network Solutions, Inc., Class A (a)........................     800       104,700
Networks Associates, Inc. (a)...............................   2,750       182,189
New Era of Networks, Inc. (a)...............................   2,250        99,000
Nokia Corp. - ADR (Finland) (a).............................   2,100       252,919
Paychex, Inc. ..............................................   2,750       141,453
Peregrine Systems, Inc. (a).................................     500        23,188
QLogic Corp. (a)............................................     700        91,613
Rational Software Corp. (a).................................   4,500       119,250
Sanmina Corp. (a)...........................................     900        56,250
SEI Investments Co. ........................................     800        79,500
Solectron Corp. (a).........................................   2,000       185,875
Sterling Software, Inc. (a).................................   2,600        70,362
SunGard Data Systems, Inc. (a)..............................   4,500       178,594
Sykes Enterprises, Inc. (a).................................   1,500        45,750
Symbol Technologies, Inc. ..................................   2,700       172,631
Tekelec, Inc. (a)...........................................   3,200        53,000
Texas Instruments, Inc. ....................................   1,000        85,563
Verisign, Inc. (a)..........................................     850        50,256
Veritas DGC, Inc. (a).......................................   1,300        16,900
Veritas Software Corp. (a)..................................   4,500       269,719
Vitesse Semiconductor Corp. (a).............................   5,500       250,938
Waters Corp. (a)............................................   2,350       205,035
Wind River Systems, Inc. (a)................................   1,400        65,800
Xircom, Inc. (a)............................................   2,200        74,800
Yahoo!, Inc. (a)............................................   2,550       604,191
                                                                       -----------
                                                                        15,273,592
                                                                       -----------
TRANSPORTATION  0.5%
Comair Holdings, Inc. ......................................   2,300        77,625
Southwest Airlines Co. .....................................   4,800       107,700
                                                                       -----------
                                                                           185,325
                                                                       -----------
UTILITIES  0.6%
Century Telephone Enterprises, Inc. ........................   3,000       202,500
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  96.0%
    (Cost $21,971,112)..............................................    32,078,124

REPURCHASE AGREEMENT  6.8%
SBC Warburg ($2,265,000 par collateralized by U.S. Government
  obligations in a pooled cash account, dated 12/31/98, to be sold       2,265,000
  on 1/4/99 at $2,266,195) (Cost $2,265,000)........................
                                                                       -----------
TOTAL INVESTMENTS  102.8%
    (Cost $24,236,112)..............................................    34,343,124

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.8%).......................      (923,084)
                                                                       -----------
NET ASSETS  100.0%..................................................   $33,420,040
                                                                       -----------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $24,236,112)........................  $34,343,124
Cash........................................................        7,467
Receivables:
  Portfolio Shares Sold.....................................      216,346
  Investments Sold..........................................       95,974
  Dividends.................................................        3,987
Unamortized Organizational Costs............................        2,046
                                                              -----------
      Total Assets..........................................   34,668,944
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,165,750
  Investment Advisory Fee...................................       13,272
  Distributor and Affiliates................................        5,602
  Portfolio Shares Repurchased..............................        1,703
Accrued Expenses............................................       34,820
Trustees' Deferred Compensation and Retirement Plans........       27,757
                                                              -----------
      Total Liabilities.....................................    1,248,904
                                                              -----------
NET ASSETS..................................................  $33,420,040
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $25,032,872
Net Unrealized Appreciation.................................   10,107,012
Accumulated Net Investment Loss.............................      (27,756)
Accumulated Net Realized Loss...............................   (1,692,088)
                                                              -----------
NET ASSETS..................................................  $33,420,040
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $33,420,040 and 1,477,759 shares
  of beneficial interest issued and outstanding)............  $     22.62
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $    83,873
Dividends...................................................       33,807
                                                              -----------
    Total Income............................................      117,680
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      131,521
Accounting..................................................       22,855
Audit.......................................................       20,354
Shareholder Reports.........................................       18,565
Shareholder Services........................................       15,704
Trustees' Fees and Expenses.................................        9,915
Custody.....................................................        7,948
Legal.......................................................          192
Other.......................................................        5,255
                                                              -----------
    Total Expenses..........................................      232,309
    Less Fees Waived........................................       71,860
                                                              -----------
    Net Expenses............................................      160,449
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (42,769)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,437,065)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,941,096
  End of the Period.........................................   10,107,012
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,165,916
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,728,851
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,686,082
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $   (42,769)        $    (7,775)
Net Realized Gain/Loss......................................     (1,437,065)            156,164
Net Unrealized Appreciation During the Period...............      8,165,916             997,037
                                                                -----------         -----------
Change in Net Assets from Operations........................      6,686,082           1,145,426
Distributions in Excess of Net Investment Income............         (4,851)                -0-
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      6,681,231           1,145,426
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     25,418,092           8,526,700
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................          4,851                 -0-
Cost of Shares Repurchased..................................     (9,175,988)         (4,358,459)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     16,246,955           4,168,241
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     22,928,186           5,313,667

NET ASSETS:
Beginning of the Period.....................................     10,491,854           5,178,187
                                                                -----------         -----------
End of the Period (Including accumulated net investment loss
  of $27,756 and $12,701, respectively).....................    $33,420,040         $10,491,854
                                                                ===========         ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                   July 3, 1995
                                                                                                   (Commencement
                                                                   Year Ended December 31,         of Investment
                                                                -----------------------------     Operations) to
                                                                 1998       1997       1996      December 31, 1995
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $16.450    $13.660     $11.72         $ 10.00
                                                                -------    -------    -------         -------
  Net Investment Loss.......................................      (.014)     (.007)     (.016)           (.08)
  Net Realized and Unrealized Gain..........................      6.186      2.797      1.956            1.80
                                                                -------    -------    -------         -------
Total from Investment Operations............................      6.172      2.790      1.940            1.72
Less Distributions in Excess of Net Investment Income.......       .007        -0-        -0-             -0-
                                                                -------    -------    -------         -------
Net Asset Value, End of the Period..........................    $22.615    $16.450    $13.660         $ 11.72
                                                                =======    =======    =======         =======
Total Return................................................     37.56%     20.42%     16.55%          17.20%**
Net Assets at End of the Period (In millions)...............      $33.4      $10.5       $5.2         $   2.3
Ratio of Expenses to Average Net Assets*....................       .85%       .85%       .85%           2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.23%)     (.11%)     (.17%)         (1.45%)
Portfolio Turnover..........................................        91%       116%       102%             41%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................      1.23%      2.14%      3.28%           5.40%
Ratio of Net Investment Loss to Average Net Assets..........      (.61%)    (1.40%)    (2.60%)         (4.35%)

** Non-Annualized

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              ENTERPRISE PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    25.00%
Five-year average annual total return based on NAV(1).......    21.95%
Ten-year average annual total return based on NAV(1)........    18.35%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    13.61%
Commencement date...........................................  04/07/86

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                              ENTERPRISE PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the general market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500-Stock Index over time. This index is a broad-based, statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Enterprise Portfolio vs. the Standard & Poor's 500-Stock Index (December 31, 1988 through December 31, 1998)
[GRAPH]

                                      VAN KAMPEN
                                    LIT-ENTERPRISE     STANDARD & POOR'S
                                       PORTFOLIO        500-STOCK INDEX
                                    --------------     -----------------
Dec 1988                                10000                10000
                                        10701                10711
                                        10632                10401
                                        11000                10708
                                        11552                11244
                                        12034                11639
                                        11885                11651
                                        12885                12680
                                        13000                12877
                                        13023                12896
                                        12586                12572
                                        13011                12780
Dec 1989                                13423                13159
                                        12366                12253
                                        12687                12358
                                        12960                12761
                                        12572                12418
                                        13766                13560
                                        13730                13560
                                        13396                13489
                                        12106                12217
                                        11462                11705
                                        11354                11627
                                        12106                12324
Dec 1990                                12505                12749
                                        12976                13278
                                        13807                14172
                                        14216                14594
                                        14166                14599
                                        14925                15162
                                        14141                14562
                                        14813                15216
                                        15310                15515
                                        15181                15340
                                        15573                15522
                                        15067                14840
Dec 1991                                17058                16617
                                        16779                16286
                                        17045                16442
                                        16588                16199
                                        16610                16651
                                        16763                16667
                                        16344                16507
                                        16966                17157
                                        16636                16745
                                        17055                17027
                                        17424                17063
                                        18110                17580
Dec 1992                                18333                17881
                                        18462                18007
                                        18579                18196
                                        19004                18659
                                        18417                18185
                                        18895                18598
                                        18830                18748
                                        18778                18648
                                        19334                19290
                                        19721                19230
                                        19605                19603
                                        19088                19350
Dec 1993                                19980                19675
                                        20652                20314
                                        20405                19704
                                        19363                18935
                                        19637                19153
                                        19609                19391
                                        19099                19016
                                        19664                19615
                                        20354                20353
                                        19664                19946
                                        19885                20362
                                        19113                19558
Dec 1994                                19303                19942
                                        19942                20426
                                        20752                21163
                                        21360                21878
                                        21879                22490
                                        22746                23306
                                        23219                23959
                                        24181                24721
                                        24275                24713
                                        25142                25858
                                        24654                25729
                                        25899                26785
Dec 1995                                26442                27409
                                        27450                28303
                                        28368                28500
                                        28602                28879
                                        29644                29267
                                        30612                29936
                                        29849                30172
                                        28099                28791
                                        29160                29333
                                        31450                31097
                                        31879                31910
                                        33945                34251
Dec 1996                                32998                33686
                                        35433                35752
                                        35210                35964
                                        33098                34595
                                        34702                36616
                                        37191                38761
                                        38713                40622
                                        42457                43795
                                        41387                41279
                                        44061                43660
                                        41984                42154
                                        42807                44034
Dec 1997                                43114                44909
                                        43042                45365
                                        47066                48560
                                        49726                51160
                                        50496                51624
                                        48571                50652
                                        50713                52844
                                        49582                52230
                                        40676                44615
                                        43131                47598
                                        45996                51419
                                        48739                54460
Dec 1998                                53890                57717

The above charts reflect the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                              ENTERPRISE PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Enterprise Portfolio. The team includes Jeff D. New, portfolio manager; Michael Davis and Mary Jayne Maly, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
     Q
      THE STOCK MARKET WAS UP, DOWN, AND UP AGAIN IN 1998. CAN YOU DESCRIBE SOME OF THE FACTORS THAT AFFECTED THE MARKET DURING THE REPORTING PERIOD?
     A
      For the year overall, the market benefited from low inflation and new cash flows into stocks. The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then-record high.
Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce earnings problems resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.
    Beginning in October conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year-end.

     Q
      DID MARKET VOLATILITY LEAD YOU TO CHANGE YOUR MANAGEMENT STRATEGY FOR THE PORTFOLIO?
     A
      No. If anything, we were more disciplined in applying our strategy because slowing economic conditions meant that fewer companies met our criteria of promising future fundamentals and attractive current prices. By our definition, promising future fundamentals include at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment.
    We evaluate stocks from the "bottom up" -- in other words, on a company-by-company basis. Because our investment approach has served the Portfolio well through a broad range of economic conditions, we weren't tempted to change our strategy during the past 12 months.

     Q
      WHAT ARE SOME OF THE COMPANIES THAT MET YOUR CRITERIA?
     A
      Technology stocks performed very well in 1998, and we focused on a number of tech stocks that are key players in their industries. Cisco Systems, which specializes in computer networking and is a key beneficiary of the
Internet's increased popularity, was a significant holding in the Portfolio, as was Compuware, a major software and services company. In August we added a sizeable position in America Online, the dominant Internet service provider. Other technology companies that met our investment discipline were EMC Corp., which creates data storage products, and Oracle, the market leader in database software. All of these firms were extremely successful holdings for the Portfolio during the reporting period.
    We had a higher-than-usual exposure to retail stocks, which generally helped the Portfolio in 1998. Retail companies have tended to do well in periods of low unemployment and high consumer spending. Although these companies were hit hard during the third quarter, their excellent performance in the first two quarters was accompanied by a healthy rebound in the fourth. Retailers such as Safeway (supermarket), Lowe's Companies (building supply), Dayton Hudson (general merchandise retailer), and Wal-Mart (discount retailer) were among the Portfolio's biggest successes during the past 12 months.

    Stocks within the telecommunications, cable, and entertainment industries have typically performed well in a volatile stock market because they generally produce consistent earnings and attractive growth rates. As such, companies such as SBC Communications, US West, and Time Warner handily outperformed the market and helped the Portfolio in 1998.
    Of course, not all of the stocks in the Portfolio performed as favorably, nor is there any guarantee that any of these stocks will perform as well in the future.

     Q
      SIX MONTHS AGO, YOU MENTIONED THAT PHILIP MORRIS HAD HURT THE PORTFOLIO'S PERFORMANCE. HOW HAS IT FARED SINCE THEN?
     A
      By year's end, the markets rewarded our patience with Philip Morris. Despite struggling in the first half of the year, Philip Morris stock rose 36 percent compared to 9 percent for the Standard & Poor's 500-Stock Index in the last six months of 1998. The stock's strong second-half performance resulted from investors' favorable reaction to the settlement of numerous lawsuits by state governments against the company and other tobacco manufacturers.
     Q
      WHICH STOCKS HURT THE PORTFOLIO'S PERFORMANCE?
     A
      Some health care stocks, such as large pharmaceutical and generic-drug manufacturers, performed well in 1998. However, companies in the health care-service area--including hospitals and rehabilitation companies -- had a particularly negative impact on the Portfolio. In general, companies in these industries have encountered rising costs but have been unable to pass them along to insurers and consumers. Also, a number of health care-service companies were scrutinized over questionable billing practices. Even though only a few companies have been demonstrably involved in wrongdoing, stock prices for many similar companies fell considerably, as investors worried that more negative news would be forthcoming.
    Some of the companies whose stock declines most hurt the Portfolio's performance were Tenet Health Care, Universal Health Services, and HealthSouth Corporation. We continue to own each of these stocks but in smaller percentages than at the start of the reporting period.
    In the wake of economic troubles in the third quarter of 1998, financial stocks--especially bank stocks--performed poorly. Although the Portfolio's position in bank stocks was not large, companies such as BankAmerica and newly merged Citigroup had a negative impact on the Portfolio. Conseco, a provider of life insurance and other financial services, was also a disappointing performer.

     Q
      HOW DID THE PORTFOLIO PERFORM OVERALL?
     A
      The Portfolio achieved a 12-month total return of 25.00 percent(1) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, and the Lipper Growth Fund Index, which more closely resembles the Portfolio, returned 25.69 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page 41 for additional Portfolio performance results.

     Q
      WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE PORTFOLIO IN THE NEXT SIX MONTHS?
     A
      Historically speaking, stock valuations are still relatively high, which makes the market vulnerable to a sharp drop if bad news rattles investors. At the same time, central banks around the world, including the Fed, have been implementing policies designed to bolster lagging economies. We anticipate that these actions should benefit stocks and help limit the potential for negative corporate earnings surprises.
    As always, the markets are going to experience periods of high volatility. We are confident, however, that our best response to volatile markets is to stay committed to our stock-selection discipline and continue to invest in those companies we believe provide above-average growth rates at reasonable prices.





/s/ Jeff D. New
-------------------------
Jeff D. New
Portfolio Manager
Enterprise Portfolio



/s/ Mary Jayne Maly
-------------------------
Mary Jayne Maly
Portfolio Comanager
Enterprise Portfolio



/s/ Michael Davis
-------------------------
Michael Davis
Portfolio Comanager
Enterprise Portfolio



/s/ Stephen L. Boyd
-------------------------
Stephen L. Boyd
Chief Investment Officer
Enterprise Portfolio

                                                 Please see footnotes on page 41

 ENTERPRISE PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  99.2%
CONSUMER DISTRIBUTION  18.6%
AnnTaylor Stores Corp. (a)..................................  20,000   $    788,750
Brightpoint, Inc. (a).......................................  21,300        292,875
Cardinal Health, Inc........................................   8,000        607,000
Costco Cos., Inc. (a).......................................  12,400        895,125
CVS Corp....................................................  13,800        759,000
Dayton Hudson Corp..........................................  27,500      1,491,875
Diebold, Inc................................................  16,000        571,000
Earthgrains Co..............................................  18,900        584,719
Family Dollar Stores, Inc...................................  36,700        807,400
Hollywood Entertainment Corp. (a)...........................  13,000        354,250
Home Depot, Inc.............................................  11,000        673,062
Kroger Co. (a)..............................................  22,000      1,331,000
Lexmark International Group, Inc., Class A (a)..............  17,000      1,708,500
Lowe's Cos., Inc............................................  23,300      1,192,669
McKesson Corp...............................................   8,300        656,219
Rite Aid Corp...............................................  13,200        654,225
Ross Stores, Inc............................................  24,600        968,625
Safeway, Inc. (a)...........................................  43,600      2,656,875
Sysco Corp..................................................  20,000        548,750
TJX Cos., Inc...............................................  58,200      1,687,800
Tricon Global Restaurants, Inc. (a).........................  35,000      1,754,375
U.S. Foodservice (a)........................................  14,000        686,000
Wal-Mart Stores, Inc........................................  16,600      1,351,862
                                                                       ------------
                                                                         23,021,956
                                                                       ------------
CONSUMER DURABLES  2.1%
Ford Motor Co...............................................  12,900        757,069
Harley Davidson, Inc........................................   7,000        331,625
Maytag Corp.................................................  12,100        753,225
Shaw Industries, Inc........................................  31,000        751,750
                                                                       ------------
                                                                          2,593,669
                                                                       ------------
CONSUMER NON-DURABLES  4.3%
Abercrombie & Fitch Co., Class A (a)........................  10,000        707,500
Anheuser-Busch Cos., Inc....................................  14,000        918,750
Philip Morris Cos., Inc.....................................  55,800      2,985,300
Tommy Hilfiger Corp. (a)....................................  11,000        660,000
                                                                       ------------
                                                                          5,271,550
                                                                       ------------
CONSUMER SERVICES  10.8%
Brinker International, Inc. (a).............................  67,800      1,957,725
CBS Corp....................................................  36,600      1,198,650
Cendant Corp. (a)...........................................  37,425        713,414
Chancellor Media Corp., Class A (a).........................  26,600      1,273,475
Comcast Corp., Class A......................................  11,000        645,563
Fox Entertainment Group, Inc., Class A (a)..................  23,000        579,312
Jacor Communications, Inc., Class A (a).....................  14,900        959,188
McGraw-Hill, Inc............................................   6,000        611,250
Metamor Worldwide, Inc. (a).................................  19,100        477,500
Omnicom Group, Inc..........................................  25,500      1,479,000
Tele Communications, Inc., Class A (a)......................  12,000        663,750
Time Warner, Inc............................................  20,600      1,278,487

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Tribune Co..................................................  13,100   $    864,600
Univision Communications, Inc., Class A (a).................  18,000        651,375
                                                                       ------------
                                                                         13,353,289
                                                                       ------------
ENERGY  1.5%
El Paso Energy Corp.........................................  31,800      1,107,038
Enron Corp..................................................  13,100        747,519
                                                                       ------------
                                                                          1,854,557
                                                                       ------------
FINANCE  12.2%
Ambac Financial Group, Inc..................................  19,100      1,149,581
Associates First Capital Corp., Class A.....................  21,274        901,484
BB&T Corp...................................................  15,000        604,688
Chase Manhattan Corp........................................  16,000      1,089,000
Citigroup, Inc..............................................  23,250      1,150,875
CMAC Investment Corp........................................  18,800        863,624
Enhance Financial Services Group, Inc.......................  19,000        570,000
Equitable Cos., Inc.........................................  21,000      1,215,375
Federal National Mortgage Assn..............................  17,400      1,287,600
Fifth Third Bancorp.........................................  16,000      1,141,000
Firstar Corp................................................  15,000      1,398,750
Fleet Financial Group, Inc..................................  27,000      1,206,565
Nationwide Financial Services, Inc., Class A................   8,500        439,344
UNUM Corp...................................................  10,000        583,750
Wells Fargo & Co............................................  37,000      1,477,687
                                                                       ------------
                                                                         15,079,323
                                                                       ------------
HEALTHCARE  13.8%
Abbott Laboratories, Inc....................................  14,900        730,100
Amgen, Inc. (a).............................................  12,000      1,254,750
Baxter International, Inc...................................  10,100        649,556
Becton, Dickinson & Co......................................  16,200        691,538
Bristol Myers Squibb Co.....................................  18,200      2,435,388
Guidant Corp................................................  10,900      1,201,725
HEALTHSOUTH Corp. (a).......................................  49,900        770,331
Lincare Holdings, Inc. (a)..................................  25,200      1,022,175
Mylan Laboratories, Inc.....................................  22,800        718,200
Pfizer, Inc.................................................   4,200        526,837
Schering-Plough Corp........................................  35,000      1,933,750
Tenet Healthcare Corp. (a)..................................  14,000        367,500
Total Renal Care Holdings, Inc. (a).........................  33,691        995,990
Universal Health Services, Inc., Class B (a)................  10,500        544,688
Warner-Lambert Co...........................................  13,000        977,438
Watson Pharmaceuticals, Inc. (a)............................  20,400      1,282,650
Wellpoint Health Networks, Inc., Class A (a)................  11,100        965,700
                                                                       ------------
                                                                         17,068,316
                                                                       ------------
PRODUCER MANUFACTURING  6.1%
Republic Services, Inc., Class A (a)........................  30,500        562,344
Textron, Inc................................................  14,400      1,093,500
Tyco International Ltd......................................  30,100      2,270,666
United Technologies Corp....................................  11,900      1,294,125
Waste Management, Inc.......................................  49,800      2,321,925
                                                                       ------------
                                                                          7,542,560
                                                                       ------------

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
Boise Cascade Corp..........................................  20,000   $    620,000
Georgia Pacific Corp........................................  11,000        644,188
                                                                       ------------
                                                                          1,264,188
                                                                       ------------
TECHNOLOGY  22.8%
3Com Corp. (a)..............................................  22,000        985,875
America Online, Inc. (a)....................................  18,000      2,605,500
Ascend Communications, Inc. (a).............................  15,500      1,019,125
BMC Software, Inc. (a)......................................  35,100      1,564,144
Cisco Systems, Inc. (a).....................................  18,525      1,719,352
Citrix Systems, Inc. (a)....................................  10,950      1,062,834
Compaq Computer Corp........................................  16,000        671,000
Compuware Corp. (a).........................................  20,500      1,601,563
Comverse Technology, Inc. (a)...............................   9,400        667,400
Dell Computer Corp. (a).....................................   9,000        658,688
EMC Corp. (a)...............................................  36,100      3,068,500
Intel Corp..................................................  13,000      1,541,314
International Business Machines Corp........................  12,800      2,364,800
Lucent Technologies, Inc....................................   3,000        330,000
Microsoft Corp. (a).........................................   9,100      1,262,056
Networks Associates, Inc. (a)...............................  25,950      1,719,187
Nokia Corp. -- ADR (Finland) (a)............................  11,800      1,421,163
Oracle Corp. (a)............................................  39,000      1,681,873
Sanmina Corp. (a)...........................................  13,000        812,500
Sterling Software, Inc. (a).................................  28,600        773,988
Sun Microsystems, Inc. (a)..................................   4,000        342,500
Waters Corp. (a)............................................   4,000        349,000
                                                                       ------------
                                                                         28,222,362
                                                                       ------------
TRANSPORTATION  0.6%
Kansas City Southern Industries, Inc........................  14,000        688,625
                                                                       ------------
UTILITIES  5.4%
AirTouch Communications, Inc. (a)...........................  19,000      1,370,375
ALLTEL Corp.................................................  32,000      1,914,000
PECO Energy Co..............................................  13,000        541,125
SBC Communications, Inc.....................................  22,800      1,222,650
U.S. West, Inc..............................................  13,000        840,125
Unicom Corp.................................................  19,000        732,687
                                                                       ------------
                                                                          6,620,962
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
    (Cost $78,865,412)..............................................    122,581,357
REPURCHASE AGREEMENT  0.3%
  SBC Warburg ($430,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold
  on 01/04/99 at $430,227) (Cost $430,000)..........................        430,000
                                                                       ------------
TOTAL INVESTMENTS  99.5%
    (Cost $79,295,412)..............................................    123,011,357
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.........................        557,866
                                                                       ------------
NET ASSETS  100.0%..................................................   $123,569,223
                                                                       ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $79,295,412)........................  $123,011,357
Cash........................................................         4,115
Receivables:
  Investments Sold..........................................     1,125,654
  Dividends.................................................        93,067
  Portfolio Shares Sold.....................................        29,638
Other.......................................................        47,870
                                                              ------------
      Total Assets..........................................   124,311,701
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       362,456
  Portfolio Shares Repurchased..............................       175,206
  Investment Advisory Fee...................................        51,248
  Distributor and Affiliates................................         8,040
Trustees' Deferred Compensation and Retirement Plans........       114,612
Accrued Expenses............................................        30,916
                                                              ------------
      Total Liabilities.....................................       742,478
                                                              ------------
NET ASSETS..................................................  $123,569,223
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 70,347,091
Net Unrealized Appreciation.................................    43,715,945
Accumulated Net Realized Gain...............................     9,181,578
Accumulated Undistributed Net Investment Income.............       324,609
                                                              ------------
NET ASSETS..................................................  $123,569,223
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $123,569,223 and 5,518,824 shares
  of beneficial interest issued and outstanding)............  $      22.39
                                                              ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                    STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   891,547
Interest....................................................      135,781
                                                              -----------
    Total Income............................................    1,027,328
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      539,143
Accounting..................................................       42,834
Trustees' Fees and Expenses.................................       16,681
Custody.....................................................       15,780
Legal.......................................................        1,768
Other.......................................................       71,771
                                                              -----------
    Total Expenses..........................................      687,977
    Less Fees Waived........................................       40,178
                                                              -----------
    Net Expenses............................................      647,799
                                                              -----------
NET INVESTMENT INCOME.......................................  $   379,529
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 9,559,452
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   29,318,035
  End of the Period.........................................   43,715,945
                                                              -----------
Net Unrealized Appreciation During the Period...............   14,397,910
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $23,957,362
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $24,336,891
                                                              ===========

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    379,529         $   435,176
Net Realized Gain...........................................      9,559,452          13,400,141
Net Unrealized Appreciation During the Period...............     14,397,910          10,261,053
                                                               ------------         -----------
Change in Net Assets from Operations........................     24,336,891          24,096,370
                                                               ------------         -----------
Distributions from Net Investment Income....................        (92,265)           (457,271)
Distributions from Net Realized Gain........................     (1,126,323)        (13,668,548)
                                                               ------------         -----------
Total Distributions.........................................     (1,218,588)        (14,125,819)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     23,118,303           9,970,551
                                                               ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     23,512,376          16,421,893
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,218,588          14,125,818
Cost of Shares Repurchased..................................    (22,994,120)        (26,609,356)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      1,736,844           3,938,355
                                                               ------------         -----------
TOTAL INCREASE IN NET ASSETS................................     24,855,147          13,908,906
NET ASSETS:
Beginning of the Period.....................................     98,714,076          84,805,170
                                                               ------------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $324,609 and $37,345,
  respectively).............................................   $123,569,223         $98,714,076
                                                               ============         ===========

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                       FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
                 outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                              -----------------------------------------------
                                                               1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $18.106   $16.262   $ 14.69   $ 12.39   $ 14.57
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .069      .091      .113       .32       .25
  Net Realized and Unrealized Gain/Loss.....................    4.441     4.734     3.417      4.22    (.7625)
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    4.510     4.825     3.530      4.54    (.5125)
                                                              -------   -------   -------   -------   -------
Less:
  Distributions from Net Investment Income..................     .017      .096      .109     .3175       .25
  Distributions from Net Realized Gain......................     .209     2.885     1.849    1.9225    1.4175
                                                              -------   -------   -------   -------   -------
Total Distributions.........................................     .226     2.981     1.958      2.24    1.6675
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $22.390   $18.106   $16.262   $ 14.69   $ 12.39
                                                              =======   =======   =======   =======   =======
Total Return*...............................................   25.00%    30.66%    24.80%    36.98%    (3.39%)
Net Assets at End of the Period (In millions)...............   $123.6     $98.7     $84.8     $76.0     $67.5
Ratio of Expenses to Average Net Assets*....................     .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.......     .35%      .47%      .68%     2.06%     1.72%
Portfolio Turnover..........................................      82%       82%      152%      145%      153%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................     .64%      .66%      .75%      .68%      .68%
Ratio of Net Investment Income to Average Net Assets........     .31%      .41%      .53%     1.98%     1.64%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                            GLOBAL EQUITY PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    21.61%
Three-year average annual total return based on NAV(1)......    18.03%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    16.30%
Commencement date...........................................  07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                            GLOBAL EQUITY PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Morgan Stanley Capital International (MSCI) World Index + Dividends over time. This index is a broad-based, statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Global Equity Portfolio vs. the Morgan Stanley Capital International (MSCI) World Index + Dividends (July 3, 1995 through December 31, 1998)

                                   [GRAPH]

                                                                VAN KAMPEN LIT-GLOBAL EQUITY
                                                                         PORTFOLIO                 MSCI WORLD INDEX + DIVIDENDS
                                                                ----------------------------       ----------------------------
Jul 1995                                                                   10000                              10000
                                                                           10230                              10502
                                                                           10140                              10270
                                                                           10280                              10571
                                                                            9950                              10407
                                                                           10160                              10770
Dec 1995                                                                   10310                              11087
                                                                           10470                              11290
                                                                           10720                              11360
                                                                           10930                              11552
                                                                           11420                              11825
                                                                           11560                              11838
Jun 1996                                                                   11520                              11900
                                                                           11030                              11481
                                                                           11350                              11615
                                                                           11610                              12072
                                                                           11590                              12159
                                                                           12060                              12842
Dec 1996                                                                   12034                              12639
                                                                           12488                              12793
                                                                           12674                              12943
                                                                           12501                              12689
                                                                           12741                              13106
                                                                           13492                              13917
Jun 1997                                                                   14129                              14614
                                                                           14724                              15289
                                                                           13555                              14268
                                                                           14244                              15046
                                                                           13419                              14256
                                                                           13691                              14511
Dec 1997                                                                   13941                              14690
                                                                           14360                              15101
                                                                           15108                              16125
                                                                           15914                              16809
                                                                           16107                              16976
                                                                           15966                              16765
Jun 1998                                                                   16299                              17166
                                                                           16441                              17141
                                                                           14233                              14857
                                                                           14503                              15123
                                                                           15414                              16492
                                                                           16274                              17476
Dec 1998                                                                   16954                              18332

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                            GLOBAL EQUITY PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Global Equity Portfolio. The Portfolio is managed by portfolio managers Barton M. Biggs and Ann D. Thivierge, MSDW Investment Management.
     Q
      HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 1998?
     A
      The first six months of the reporting period were characterized by strong growth, falling interest rates, and low inflation in Europe and the United States. As a result, stock markets in both regions generated impressive first half gains. In contrast, Asia was plagued by economic, social, and political turmoil, which pushed its stocks toward 12-month lows.
    During the third quarter continued economic weakness in Asia and in the Japanese banking system, spread to Russia and Latin America, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. With turmoil in the emerging markets and a crisis of confidence in U.S. and European markets, many investors moved out of stocks into high-quality, government bonds, primarily those issued by the United States and Germany.
    Paced by the Federal Reserve Board and the approaching European economic and monetary union, banks worldwide lowered interest rates during the fourth quarter. The interest rate cuts renewed investor confidence and helped revive stock markets in Europe and the United States, and some Asian markets began to rebound.

     Q
      WHAT SIGNIFICANT INVESTMENT STRATEGIES AND TECHNIQUES DID YOU USE TO PURSUE THE PORTFOLIO'S INVESTMENT OBJECTIVE?
     A
      As of the end of the reporting period, the Portfolio had the following regional allocations relative to 12 months earlier:

                                                                      CHANGE IN
                            DECEMBER 31, 1998*   DECEMBER 31, 1997*   PERCENTAGE
                            ------------------   ------------------   ----------
North America ............        50.6% ......         47.4% ......       3.2%
Europe ...................        37.5% ......         33.2% ......       4.3%
Far East .................         9.8% ......         13.2% ......      -3.4%
Other ....................         2.1% ......          6.2% ......      -4.1%

* As a percentage of long-term investments.

    During the first half of the period, we increased our exposure to Europe in anticipation of monetary union with its long-term benefits, including improved fiscal discipline, and the prospect for higher business growth, and consumer confidence. In July, we saw signs of economic slowdown, particularly in Germany, and we significantly reduced our positions in Europe in favor of cash. We held a substantial cash position throughout the summer, which benefited the Portfolio as global markets stumbled mainly due to troubles in Asia and Russia.
    Our positions in Italy, Spain, and Portugal helped the Portfolio's performance as stock market liquidity improved when short-term interest rates in those countries fell from more than five percent to three percent. At the same time, interest rates remained high in most countries not participating in the monetary union.
    In the United States, we remained underweight to our benchmark because of concerns about overpriced stock valuations and potential deceleration in corporate profit growth. Despite a mid-year slump, however, the U.S. market rallied strongly in the fourth quarter to a record high.
    Through September, the Portfolio was significantly underweight in Asia and Japan because of the economic malaise of that region. In October, we felt that Asia's economic, stock market, and sentiment cycles had reached the opposite end of the spectrum compared to the euphoria and strength of the United States. As a result, we increased our exposure to Japan, Hong Kong, and Singapore.

     Q
      HOW HAS THE PORTFOLIO PERFORMED DURING THE REPORTING PERIOD?
     A
      The Portfolio's total return during the 12 months ended December 31, 1998 was 21.61 percent(1). During the same period, the Morgan Stanley Capital International (MSCI) World Index + Dividends returned 24.80 percent. The
MSCI World Index + Dividends is a broad-based index used as a benchmark for general global equity funds. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page 53 for additional Portfolio performance results.

     Q
      WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
     A
      Going forward, we are apprehensive about the current valuation levels of global equity markets, particularly in the United States and Europe. We believe consensus double-digit earnings expectations for 1999 in these regions are too optimistic, and we are concerned that actual earnings will be unable to support such lofty valuations.
    Although the European market fell off sharply during the second half of the period, we are not convinced there is value in Europe especially with optimistic double-digit earnings forecasts. We do, however, believe in the long-term positive effects of corporate restructuring and focus on shareholder value. We continue to monitor economic data, such as unemployment, manufacturing production, and export figures.
    In Asia, we will look for signs that the economic crisis has ended. We have begun to see currencies strengthen, interest rates fall, and corporate cost-cutting accelerate. If this is the case, we expect the stock market and corporate earnings to lead this recovery.

/s/ Barton M. Biggs
-------------------------
Barton M. Biggs
Portfolio Manager
Global Equity Portfolio

/s/ Ann D. Thivierge
-------------------------
Ann D. Thivierge
Portfolio Manager
Global Equity Portfolio

                                                 Please see footnotes on page 53

 GLOBAL EQUITY PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares  Market Value
----------------------------------------------------------------------------------
COMMON STOCKS  96.0%
AUSTRALIA  1.6%
Orica Ltd...................................................   2,001   $   10,410
Pacific Dunlop Ltd..........................................   8,200       13,266
Rio Tinto Ltd...............................................   2,600       30,837
                                                                       ----------
                                                                           54,513
                                                                       ----------
AUSTRIA (C)  0.6%
OMV, AG.....................................................     200       18,849
                                                                       ----------
BELGIUM (C)  3.5%
Almanij.....................................................   1,414      118,617
Almanij Na-Strip............................................      14            1
                                                                       ----------
                                                                          118,618
                                                                       ----------
BRAZIL  0.1%
Centrais Eletricas Brasileiras SA Electrobras - ADR.........     340        2,894
Centrais Geradoras Do Sul Do Brasil, SA - ADR (a)...........      34          222
                                                                       ----------
                                                                            3,116
                                                                       ----------
CANADA  2.7%
Barrick Gold Corp...........................................     100        1,950
Enbridge, Inc...............................................   1,500       69,185
Northern Telecom Ltd........................................     400       20,046
Placer Dome, Inc............................................     100        1,148
                                                                       ----------
                                                                           92,329
                                                                       ----------
DENMARK  0.4%
Novo Nordisk A/S, Ser B.....................................     100       13,199
                                                                       ----------
FRANCE (C)  3.5%
Alcatel Alsthom (Cie Gen El)................................     165       20,186
Axa-UAP.....................................................     230       33,321
Compagnie de Saint Gobain...................................     148       20,886
Elf Aquitaine...............................................     150       17,331
LVMH (Moet Hennessy Louis Vuitton)..........................      55       10,880
Total, Class B..............................................     135       13,667
                                                                       ----------
                                                                          116,271
                                                                       ----------
GERMANY (C)  5.4%
Allianz, AG.................................................     102       37,395
BASF, AG....................................................     250        9,540
Bayer, AG...................................................     200        8,346
DaimlerChrysler AG (a)......................................     251       24,775
Degussa, AG.................................................      50        2,747
Deutsche Bank, AG...........................................     400       23,533
Deutsche Telekom, AG........................................     550       18,085
Linde.......................................................      50       30,751
Siemens, AG.................................................     200       12,901
VEBA, AG....................................................     200       11,964
                                                                       ----------
                                                                          180,037
                                                                       ----------
ITALY (C)  2.5%
Ente Nazionale Idrocarburi, SpA.............................   2,000       13,064
Fiat, SpA...................................................   4,000       13,886
Instituto Nazionale delle Assicurazioni (INA)...............  12,000       31,679
Telecom Italia..............................................   2,500       18,446
Telecom Italia Spa..........................................       2           17
Unione Immobiliare (a)......................................  12,000        6,256
                                                                       ----------
                                                                           83,348
                                                                       ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares  Market Value
----------------------------------------------------------------------------------
JAPAN  8.1%
Acom Co., Ltd...............................................     200   $   12,844
Bank of Tokyo...............................................     600        6,210
Daiwa Securities............................................   1,000        3,414
East Japan Railway..........................................       1        5,582
Hitachi.....................................................   1,000        6,192
Honda Motor Co..............................................   1,000       32,817
Japan Air Lines Co..........................................   1,000        2,636
Japan Energy Corp...........................................   3,000        2,839
Kao Corp....................................................   1,000       22,556
Kawasaki Heavy Industries...................................   1,000        2,344
Kawasaki Steel Corp.........................................   2,000        2,990
Komatsu.....................................................   1,000        5,245
Kyocera Corp................................................     100        5,281
Matsushita Electric Industries..............................   1,000       17,682
Mitsubishi Electric Corp....................................   2,000        6,280
Mitsubishi Estate...........................................   1,000        8,961
Nagoya Railroad Co..........................................   3,000       10,880
NEC Corp....................................................   1,000        9,200
Nippon Steel Corp...........................................   1,000        1,813
Nippon Telegraph & Telephone Corp...........................       3       23,140
Nippon Yusen Kabushiki Kaisha...............................   2,000        6,316
Nissan Motor Co.............................................   1,000        3,061
NSK Ltd.....................................................   1,000        3,733
Oji Paper Co................................................   1,000        5,192
Sekisui House...............................................   1,000       10,571
Sharp Corp..................................................   1,000        9,014
Teijin......................................................   1,000        3,680
Tobu Railway Co.............................................   1,000        2,919
Toppan Printing Co..........................................   1,000       12,207
Toyota Motor Corp...........................................   1,000       27,156
                                                                       ----------
                                                                          272,755
                                                                       ----------
MALAYSIA  0.1%
RHB Capital Berhard.........................................   9,000        3,514
                                                                       ----------
MEXICO  1.3%
Telefonos De Mexico SA, Ser L...............................  18,000       44,332
                                                                       ----------
NETHERLANDS (C)  2.5%
ABN Amro Holdings...........................................     643       13,519
Akzo Nobel..................................................     400       18,204
Elsevier....................................................     700        9,800
Koninklijke Ahold NV........................................     532       19,652
Wolters Kluwer..............................................     102       21,815
                                                                       ----------
                                                                           82,990
                                                                       ----------
REPUBLIC OF KOREA  0.3%
Korea Electric Power Corp. - ADR............................     307        4,816
Pohang Iron & Steel Co., Ltd. - ADR.........................     317        5,349
                                                                       ----------
                                                                           10,165
                                                                       ----------
SINGAPORE  1.1%
Singapore Telecommunications................................  24,000       36,632
                                                                       ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares  Market Value
----------------------------------------------------------------------------------
SOUTH AFRICA  0.3%
De Beers Cons Mines Ltd. - ADR..............................     500   $    6,375
Sasol Ltd. - ADR............................................   1,126        4,504
                                                                       ----------
                                                                           10,879
                                                                       ----------
SPAIN (C)  2.0%
Endesa, SA..................................................     300        7,937
Repsol, SA..................................................     400       21,306
Telefonica De Espana........................................     872       38,716
Telefonica SA, Common Rights Callable Through 01/30/99......     872          773
                                                                       ----------
                                                                           68,732
                                                                       ----------
SWEDEN  0.7%
Astra, AB, Ser A............................................     200        4,074
Ericsson Telefon LM, Ser B..................................     800       19,003
                                                                       ----------
                                                                           23,077
                                                                       ----------
SWITZERLAND  3.5%
Credit Suisse Group.........................................     200       31,303
Nestle, SA..................................................      10       21,766
Novartis, AG................................................      20       39,310
Roche Holdings Genusscheine, AG.............................       2       24,401
                                                                       ----------
                                                                          116,780
                                                                       ----------
UNITED KINGDOM  10.2%
Allied Zurich (a)...........................................     850       12,773
Barclays....................................................   1,000       21,681
Bass........................................................   1,160       16,786
British America Tobacco.....................................     850        7,485
British Petroleum...........................................   1,153       17,164
British Telecommunications..................................   2,400       36,325
BTR.........................................................   2,356        4,834
Burmah Castrol..............................................     700       10,002
Carlton Communications......................................   2,500       23,010
Glaxo Wellcome..............................................   1,000       34,424
HSBC Holdings...............................................     400       11,018
HSBC Holdings - ADR.........................................     700       17,736
Lloyds TSB Group............................................   2,100       29,900
Marks & Spencer.............................................   1,200        8,254
Rank Group..................................................   2,486        9,502
Scot & Newcastle............................................   2,100       24,423
Smithkline Beecham..........................................   2,000       27,719
Smiths Industries...........................................   1,000       14,338
Zeneca Group................................................     300       13,069
                                                                       ----------
                                                                          340,443
                                                                       ----------
UNITED STATES  45.6%
Abbott Laboratories, Inc. (b)...............................     600       29,400
Aluminum Co. of America.....................................     200       14,913
American Express Co.........................................     200       20,450
American Home Products Corp.................................     600       33,787
American International Group, Inc...........................     300       28,987
Amoco Corp..................................................     400       23,600
AT&T Corp. (b)..............................................     500       37,625
BankAmerica Corp............................................     300       18,038
BellSouth Corp., Common Rights Callable Through 12/11/99....     800       39,900
Boeing Co...................................................     100        3,263

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares  Market Value
----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Bristol-Myers Squibb Co. (b)................................     300   $   40,144
Chevron Corp................................................     300       24,881
Cisco Systems, Inc. (a).....................................     450       41,766
Citigroup, Inc..............................................     500       24,750
Coca Cola Co. (b)...........................................     700       46,812
Columbia / HCA Healthcare Corp..............................     300        7,425
Dominion Resources, Inc.....................................     700       32,725
Dow Chemical Co.............................................     200       18,188
Du Pont (E. I.) de Nemours & Co.............................     200       10,613
Eastman Kodak Co............................................     200       14,400
Federal National Mortgage Assn..............................     300       22,200
First Data Corp.............................................     400       12,675
FPL Group, Inc..............................................     400       24,650
General Electric Co.........................................     300       30,619
General Motors Corp.........................................     300       21,469
Gillette Co.................................................     400       19,325
Hewlett Packard Co..........................................     300       20,494
Home Depot, Inc.............................................     500       30,594
Illinois Tool Works, Inc....................................     200       11,600
Intel Corp..................................................     200       23,712
International Business Machines Corp........................     200       36,950
International Paper Co......................................     300       13,444
J.C. Penney, Inc............................................     300       14,063
Johnson & Johnson, Inc......................................     300       25,162
JP Morgan & Co., Inc. (b)...................................     300       31,519
Kimberly Clark Corp.........................................     300       16,350
Lilly Eli & Co..............................................     300       26,662
Lucent Technologies, Inc. (b)...............................     600       66,000
McDonald's Corp. (b)........................................     400       30,650
MCI Worldcom, Inc. (a)......................................     700       50,225
Meritor Automotive, Inc.....................................     100        2,119
Microsoft Corp. (a) (b).....................................     600       83,212
Minnesota Mining & Manufacturing Co.........................     300       21,337
Mobil Corp..................................................     200       17,425
Motorola, Inc...............................................     200       12,213
Oracle Corp. (a)............................................     250       10,781
PacifiCorp..................................................   1,000       21,063
Pfizer, Inc.................................................     200       25,087
Procter & Gamble Co. (b)....................................     300       27,394
Raytheon Co., Class A.......................................      25        1,292
Rockwell International Corp.................................     300       14,569
SBC Communications, Inc. (b)................................     800       42,900
Schering-Plough Corp........................................     400       22,100
Sears Roebuck & Co..........................................     300       12,750
Time Warner, Inc............................................     600       37,237
Warner-Lambert Co...........................................     600       45,112

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares  Market Value
----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Wells Fargo & Co. (a) (b)...................................   1,000   $   39,937
Weyerhaeuser Co.............................................     300       15,244
Xerox Corp. (b).............................................     300       35,400
                                                                       ----------
                                                                        1,527,202
                                                                       ----------
TOTAL COMMON STOCKS  96.0%..........................................    3,217,781

PREFERRED STOCK  2.2%
FINLAND  2.2%
Nokia (Ab) Oy, Ser A - ADR (a)..............................     600       72,956
                                                                       ----------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $2,409,431).................................................    3,290,737

REPURCHASE AGREEMENT  3.5%
  State Street Bank & Trust Co. ($117,000 par, collateralized by
  U.S. Government obligations in a pooled cash account, dated
  12/31/98, to be sold on 01/04/99 at $117,052)
  (Cost $117,000)...................................................      117,000
                                                                       ----------
TOTAL INVESTMENTS  101.7%
  (Cost $2,526,431).................................................    3,407,737

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%).......................      (56,858)
                                                                       ----------
NET ASSETS  100.0%..................................................   $3,350,879
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open forward currency contracts.

(c) European assets as of December 31, 1998 were valued based on country-specific currencies. On January 1, 1999, the currencies of countries participating in the European economic and monetary union converted to the euro.

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,526,431).........................  $ 3,407,737
Cash........................................................          369
Foreign Currency (Cost $117)................................          117
Receivables:
  Portfolio Shares Sold.....................................        8,313
  Expense Reimbursement by Adviser..........................        8,264
  Dividends.................................................        5,912
  Interest..................................................           13
Unamortized Organizational Costs............................        2,039
                                                              -----------
      Total Assets..........................................    3,432,764
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        6,213
  Portfolio Shares Repurchased..............................          767
Forward Currency Contracts..................................        1,176
Accrued Expenses............................................       46,152
Trustees' Deferred Compensation and Retirement Plans........       27,577
                                                              -----------
    Total Liabilities.......................................       81,885
                                                              -----------
NET ASSETS..................................................  $ 3,350,879
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $ 2,502,119
Net Unrealized Appreciation.................................      880,273
Accumulated Distributions in Excess of Net Realized Gain....       (6,919)
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (24,594)
                                                              -----------
NET ASSETS..................................................  $ 3,350,879
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $3,350,879 and 253,694 shares of
  beneficial interest issued and outstanding)...............  $     13.21
                                                              ===========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                 STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,666)......  $ 54,889
Interest....................................................     8,136
Other.......................................................       493
                                                              --------
    Total Income............................................    63,518
                                                              --------
EXPENSES:
Custody.....................................................    62,330
Accounting..................................................    38,069
Investment Advisory Fee.....................................    32,086
Audit.......................................................    19,365
Shareholder Reports.........................................    17,155
Shareholder Services........................................    14,743
Trustees' Fees and Expenses.................................    11,883
Amortization of Organizational Costs........................     1,365
Other.......................................................     3,561
                                                              --------
    Total Expenses..........................................   200,557
    Less Fees Waived and Expenses Reimbursed ($32,086 and
     $130,093, respectively)................................   162,179
                                                              --------
    Net Expenses............................................    38,378
                                                              --------
NET INVESTMENT INCOME.......................................  $ 25,140
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $ 14,465
  Forward Currency Contracts................................     2,778
                                                              --------
Net Realized Gain...........................................    17,243
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   307,950
                                                              --------
  End of the Period:
    Investments.............................................   881,306
    Forward Currency Contracts..............................    (1,176)
    Foreign Currency Translation............................       143
                                                              --------
                                                               880,273
                                                              --------
Net Unrealized Appreciation During the Period...............   572,323
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $589,566
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $614,706
                                                              ========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                      STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended             Year Ended
                                                             December 31, 1998      December 31, 1997
-----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    25,140            $    23,933
Net Realized Gain...........................................         17,243                508,690
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        572,323                (88,784)
                                                                -----------            -----------
Change in Net Assets from Operations........................        614,706                443,839
                                                                -----------            -----------
Distributions from Net Investment Income....................        (25,140)               (23,933)
Distributions in Excess of Net Investment Income............        (12,870)                (1,351)
                                                                -----------            -----------
Distributions from and in Excess of Net Investment Income...        (38,010)               (25,284)
                                                                -----------            -----------
Distributions from Net Realized Gain........................            -0-               (536,409)
Distributions in Excess of Net Realized Gain................            -0-                (24,805)
                                                                -----------            -----------
Distributions from and in Excess of Net Realized Gain.......            -0-               (561,214)
                                                                -----------            -----------
Total Distributions.........................................        (38,010)              (586,498)
                                                                -----------            -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        576,696               (142,659)
                                                                -----------            -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        782,393              1,501,991
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         24,409                352,262
Cost of Shares Repurchased..................................     (1,006,628)            (1,254,609)
                                                                -----------            -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       (199,826)               599,644
                                                                -----------            -----------
TOTAL INCREASE IN NET ASSETS................................        376,870                456,985
NET ASSETS:
Beginning of the Period.....................................      2,974,009              2,517,024
                                                                -----------            -----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $24,594 and $14,504,
  respectively).............................................    $ 3,350,879            $ 2,974,009
                                                                ===========            ===========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                    FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                              July 3, 1995
                                                                                              (Commencement
                                                                Year Ended December 31,       of Investment
                                                              ---------------------------    Operations) to
                                                               1998      1997      1996     December 31, 1995
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $11.004   $11.658    $10.30        $ 10.00
                                                              -------   -------   -------        -------
  Net Investment Income/Loss................................     .089      .110      .035           (.16)
  Net Realized and Unrealized Gain..........................    2.258     1.696     1.687            .46
                                                              -------   -------   -------        -------
Total from Investment Operations............................    2.347     1.806     1.722            .30
                                                              -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................     .143      .106      .188            -0-
  Distributions from and in Excess of Net Realized Gain.....      -0-     2.354      .176            -0-
                                                              -------   -------   -------        -------
Total Distributions.........................................     .143     2.460      .364            -0-
                                                              -------   -------   -------        -------
Net Asset Value, End of the Period..........................  $13.208   $11.004   $11.658        $ 10.30
                                                              =======   =======   =======        =======
Total Return*...............................................   21.61%    15.85%    16.72%          3.00%**
Net Assets at End of the Period (In millions)...............     $3.4      $3.0      $2.5        $   2.4
Ratio of Expenses to Average Net Assets*....................    1.20%     1.20%     1.20%          4.35%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...................................................    0.79%      .76%      .27%         (2.76%)
Portfolio Turnover..........................................       3%      132%       94%            42%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................    6.27%     6.78%     7.43%          8.27%
Ratio of Net Investment Loss to Average Net Assets..........   (4.28%)   (4.82%)   (5.96%)        (6.68%)

** Non-Annualized

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................     8.59%
Five-year average annual total return based on NAV(1).......     6.32%
Ten-year average annual total return based on NAV(1)........     8.35%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................     7.22%
Commencement date...........................................  04/07/86

 YIELD
SEC Yield(2)................................................     5.37%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Portfolio, not to shares of the Portfolio. Portfolio shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Portfolio shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                              GOVERNMENT PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to the opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Lehman Brothers Mutual Fund Government/Mortgage Index over time. This index is a broad-based, statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Government Portfolio vs. the Lehman Brothers Mutual Fund Government/ Mortgage Index (December 31, 1988 through December 31, 1998)
[GRAPH]

                    VAN KAMPEN LIT-GOVERNMENT       LEHMAN BROTHERS MUTUAL FUND
                           PORTFOLIO                 GOVERNMENT/MORTGAGE INDEX
                    -------------------------       ---------------------------
Dec 1988                     10000                             10000
                             10124                           10142.2
                             10047                           10065.7
                             10112                           10111.8
                             10324                           10324.2
                             10585                             10593
                             10934                           10916.2
                             11212                           11151.8
                             10957                           10978.5
                             11001                           11035.8
                             11310                           11310.4
                             11418                           11424.5
Dec 1989                     11431                             11460
                             11216                             11326
                             11236                           11363.9
                             11243                           11372.2
                             11130                           11271.4
                             11444                           11598.1
                             11600                           11781.3
                             11770                             11951
                             11667                           11798.8
                             11757                           11906.2
                             11903                           12079.3
                             12176                           12342.3
Dec 1990                     12381                           12539.1
                             12559                             12693
                             12652                           12777.3
                             12717                           12850.1
                             12841                           12983.2
                             12936                           13056.4
                             12925                           13048.9
                             13122                           13227.3
                             13392                           13510.4
                             13663                             13783
                             13864                           13942.8
                             13941                           14068.1
Dec 1991                     14391                           14477.4
                             14147                           14272.4
                             14264                           14356.9
                             14197                           14270.3
                             14260                           14378.2
                             14523                           14641.2
                             14682                           14837.5
                             14863                           15123.6
                             15029                           15284.6
                             15131                           15465.8
                             14976                           15274.3
                             15017                           15274.3
Dec 1992                     15216                             15510
                             15449                             15794
                             15684                           16053.8
                             15743                           16123.1
                             15878                           16232.4
                             15895                             16254
                             16148                           16529.2
                             16200                           16617.8
                             16390                             16885
                             16391                           16932.3
                             16451                           16990.9
                             16328                           16858.3
Dec 1993                     16412                           16948.4
                             16629                           17158.2
                             16295                           16878.7
                             15759                           16478.3
                             15601                           16351.6
                             15579                           16360.6
                             15533                           16323.6
                             15803                             16633
                             15812                           16653.2
                             15595                           16417.9
                             15553                           16406.8
                             15497                           16369.2
Dec 1994                     15652                           16479.7
                             15974                           16802.4
                             16387                           17187.3
                             16430                           17285.6
                             16661                           17518.3
                             17184                           18170.8
                             17242                           18297.9
                             17217                           18264.4
                             17404                             18470
                             17558                           18642.5
                             17782                           18885.6
                             18077                           19153.1
Dec 1995                     18339                           19413.3
                             18445                           19542.1
                             18094                           19226.5
                             17930                           19098.2
                             17781                           19000.8
                             17719                           18960.5
                             17943                           19211.2
                             17969                           19266.9
                             17921                           19239.5
                             18212                           19559.9
                             18611                           19973.2
                             18970                           20298.1
Dec 1996                     18728                             20128
                             18766                           20196.7
                             18798                           20238.9
                             18569                           20033.5
                             18843                           20333.6
                             19031                           20517.6
                             19286                           20751.1
                             19833                           21266.5
                             19620                           21115.3
                             19925                           21414.1
                             20231                           21734.9
                             20310                           21831.2
Dec 1997                     20528                           22048.2
                             20862                             22337
                             20781                           22316.9
                             20827                           22392.8
                             20897                           22502.5
                             21106                           22702.8
                             21292                           22902.6
                             21339                           22966.7
                             21827                           23412.2
                             22478                           23906.2
                             22292                           23844.1
                             22268                           23896.5
Dec 1998                     22292                           23968.2

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                              GOVERNMENT PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Government Portfolio. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
     Q
      HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?
     A
      A lingering cloud of global volatility was the primary background for the domestic fixed-income market. Economic weakness in Asia spilled into other economies, including Russia and South America, during the third quarter.
This environment further fueled the flight to quality that emerged in the first half of the year. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark 10-year Treasury dropped below its second-quarter trading range of 5.50 percent.
    The biggest boost for the bond market came late in the third quarter and early in the fourth quarter, when the market was inspired by a string of interest rate cuts by the Federal Reserve Board. By year end, the yield for the 10-year Treasury bond--which, like all bond yields, moves in the opposite direction of its price--had fallen to 4.65 percent, near a record low.
    The Treasury bond rally worked to the disadvantage of mortgage-backed and credit-sensitive securities, including corporate bonds and high-yield securities. In contrast to the first half of 1998, investors largely steered clear of this group despite the lure of higher yields. In addition, the falling interest-rate environment made mortgage-backed securities especially vulnerable to rising prepayment rates. As investor skepticism about mortgage-backed securities mounted, the yield spread between Treasury securities and mortgage-backed securities widened dramatically.

     Q
      HOW DID THESE CONDITIONS AFFECT YOUR MANAGEMENT OF THE PORTFOLIO?
     A
      Given the relatively high prices of mortgage-backed securities compared to Treasuries, we reduced our exposure to mortgage-backed securities at the beginning of the third quarter. We shifted the proceeds into long-term
Treasury securities, which performed very well. Throughout much of the fourth quarter, we held the portfolio steady until we decided to purchase additional mortgage-backed securities at what we believed to be very attractive prices. Of these, our purchases were primarily GNMAs with 6.5 and 7 percent coupon rates. These securities tend to have a decreased prepayment risk in a low interest rate environment such as this one. At the end of the reporting period, approximately 60 percent of the portfolio was invested in mortgage-backed investments, with the remainder in Treasury securities.
    Although we reduced the portfolio's duration to more neutral levels during the third quarter, our renewed focus on mortgage-backed securities near the end of the reporting period caused the duration to rise once again. As of December 31, 1998, the duration was 4.5 years, which reflects our slightly bullish perspective on the direction of interest rates and the Treasury market.

     Q
      HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
     A
      For the 12-month period ended December 31, 1998, the Government Portfolio generated a total return of 8.59 percent.(1) By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 8.72 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government and mortgage-backed securities. Please keep in mind that this index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional performance results, please refer to the chart on page 66.

     Q
      WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
     A
      We expect that the U.S. economy will slow in 1999 due to a combination of factors, including difficulties in many foreign economies, slowing consumer spending and corporate profits, and the Year 2000 computer problem. We also expect inflation to remain low--in the 2.0 percent range. However, a full-fledged recession seems unlikely at this time. The fundamentals underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead.
    With this in mind, we expect to operate the Portfolio in a market that's conducive for mortgage-backed securities. As such, we will judiciously monitor the portfolio's exposure to mortgage-backed securities with an eye toward the risk of increased prepayments. In addition to maintaining an average to somewhat long duration, we intend to also continue to hold longer-term Treasury securities and lower coupon holdings with a focus on 15-year paper and GNMAs.



/s/ John R. Reynoldson
------------------------
John R. Reynoldson
Portfolio Manager
Government Portfolio



/s/ Peter W. Hegel
------------------------
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                                                 Please see footnotes on page 66

 GOVERNMENT PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                           Description                            Coupon          Maturity        Market Value
-------------------------------------------------------------------------------------------------------------------
         UNITED STATED GOVERNMENT AGENCY OBLIGATIONS  55.7%
$2,000   Federal Farm Credit Bank Medium Term Note (a)...............   6.520%         09/24/07        $  2,166,220
 1,215   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   7.000    05/01/24 to 07/01/24     1,240,417
   180   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   7.500          10/01/24             184,877
   219   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   8.000    09/01/24 to 10/01/24       226,610
 1,230   Federal Home Loan Mortgage Corp. CMO Floater (a)............   5.838          09/15/27           1,232,551
 1,108   Federal Home Loan Mortgage Corp. CMO Floater (a)............   5.844          09/15/23           1,105,461
   125   Federal Home Loan Mortgage Corp. CMO Floater................   6.088          11/15/18             124,648
 1,440   Federal National Mortgage Association 15 Year Dwarf Pools...   6.500    06/01/09 to 04/01/11     1,460,765
 1,406   Federal National Mortgage Association 15 Year Dwarf Pools...   7.000    07/01/10 to 12/01/11     1,436,391
 1,953   Federal National Mortgage Association 30 Year Pools.........   6.000    03/01/28 to 04/01/28     1,928,312
 1,005   Federal National Mortgage Association Pools.................   6.000    09/01/28 to 10/01/28       992,979
 4,690   Federal National Mortgage Association Pools (a).............   6.500    03/01/26 to 06/01/28     4,722,913
 1,257   Federal National Mortgage Association Pools.................   7.000    12/01/23 to 06/01/24     1,283,207
   292   Federal National Mortgage Association Pools.................   7.500    05/01/24 to 10/01/24       300,497
   341   Federal National Mortgage Association Pools.................   8.000    06/01/24 to 10/01/24       353,759
   638   Federal National Mortgage Association Pools.................  11.000          11/01/20             719,022
 1,993   Government National Mortgage Association Pools (a)..........   6.500    02/15/26 to 06/15/28     2,013,063
 7,416   Government National Mortgage Association Pools (a)..........   7.000    04/15/23 to 9/15/28      7,585,320
 1,282   Government National Mortgage Association Pools..............   7.500    04/15/22 to 06/15/24     1,322,951
   304   Government National Mortgage Association Pools..............   8.000    5/15/17 to 01/15/23        316,637
   297   Government National Mortgage Association Pools..............   8.500    04/15/17 to 07/15/17       317,628
   601   Government National Mortgage Association Pools..............   9.500    06/15/09 to 10/15/09       650,306
    76   Government National Mortgage Association Pools..............  11.000    09/15/10 to 08/15/20        86,076
                                                                                                       ------------
         TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...........................................    31,770,610
                                                                                                       ------------
         UNITED STATES TREASURY OBLIGATIONS  39.7%
 2,000   United States Treasury Bonds (a)............................   6.000          02/15/26           2,182,120
 2,000   United States Treasury Notes (a)............................   5.375          06/30/03           2,058,780
 1,000   United States Treasury Notes (a)............................   5.500          02/15/08           1,059,290
 4,500   United States Treasury Notes (a)............................   5.625          02/15/06           4,748,081
 7,000   United States Treasury Notes (a)............................   5.750    10/31/00 to 08/15/03     7,191,210
 1,000   United States Treasury Notes (a)............................   6.250          02/28/02           1,046,330
 4,000   United States Treasury Notes (a)............................   7.500          05/15/02           4,348,880
                                                                                                       ------------
         TOTAL UNITED STATES TREASURY OBLIGATIONS....................................................    22,634,691
                                                                                                       ------------

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                           Coupon          Maturity        Market Value
-------------------------------------------------------------------------------------------------------------------
         FORWARD PURCHASE COMMITMENTS  24.9%
$2,000   Federal National Mortgage Association, February Forward.....   6.000%           TBA           $  1,971,570
 2,000   Federal National Mortgage Association, February Forward.....   6.500            TBA              2,011,090
 4,000   Federal National Mortgage Association, February Forward.....   7.000            TBA              4,078,460
 3,000   Government National Mortgage Association, February
         Forward.....................................................   6.500            TBA              3,028,125
 3,000   United States Treasury Notes, January Forward...............   6.250          02/28/02           3,135,360
                                                                                                       ------------
         TOTAL FORWARD PURCHASE COMMITMENTS..........................................................    14,224,605
                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS  120.3%
  (Cost $66,813,576).................................................................................    68,629,906
REPURCHASE AGREEMENT  3.9%
  SBC Warburg ($2,250,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $2,251,188) (a)
  (Cost $2,250,000)..................................................................................     2,250,000
                                                                                                       ------------
TOTAL INVESTMENTS  124.2%
  (Cost $69,063,576).................................................................................    70,879,906
LIABILITIES IN EXCESS OF OTHER ASSETS  (24.2%).......................................................   (13,820,294)
                                                                                                       ------------
NET ASSETS 100.0%....................................................................................  $ 57,059,612
                                                                                                       ------------

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $69,063,576)........................  $70,879,906
Cash........................................................        4,973
Interest Receivable.........................................      588,683
Forward Commitments.........................................          625
Other.......................................................       47,585
                                                              -----------
      Total Assets..........................................   71,521,772
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................   14,276,373
  Investment Advisory Fee...................................       23,553
  Portfolio Shares Repurchased..............................       17,351
  Distributor and Affiliates................................        6,960
  Variation Margin on Futures...............................        4,937
Trustees' Deferred Compensation and Retirement Plans........      109,549
Accrued Expenses............................................       23,437
                                                              -----------
      Total Liabilities.....................................   14,462,160
                                                              -----------
NET ASSETS..................................................  $57,059,612
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $60,130,308
Net Unrealized Appreciation.................................    1,842,793
Accumulated Undistributed Net Investment Income.............    2,681,124
Accumulated Net Realized Loss...............................   (7,594,613)
                                                              -----------
NET ASSETS..................................................  $57,059,612
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $57,059,612 and 5,947,274 shares
  of beneficial interest issued and outstanding)............  $      9.59
                                                              ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                    STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,411,568
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     268,947
Accounting..................................................      32,746
Custody.....................................................      14,795
Trustees' Fees and Expenses.................................      13,644
Legal.......................................................       3,062
Other.......................................................      59,667
                                                              ----------
    Total Expenses..........................................     392,861
    Less Fees Waived........................................      70,011
                                                              ----------
    Net Expenses............................................     322,850
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,088,718
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  598,202
  Futures...................................................     244,167
  Forward Commitments.......................................     130,833
                                                              ----------
Net Realized Gain...........................................     973,202
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,515,218
                                                              ----------
  End of the Period:
    Investments.............................................   1,816,330
    Futures.................................................      25,838
    Forward Commitments.....................................         625
                                                              ----------
                                                               1,842,793
                                                              ----------
Net Unrealized Appreciation During the Period...............     327,575
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,300,777
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,389,495
                                                              ==========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  3,088,718        $  3,483,743
Net Realized Gain...........................................        973,202             257,350
Net Unrealized Appreciation During the Period...............        327,575           1,068,496
                                                               ------------        ------------
Change in Net Assets from Operations........................      4,389,495           4,809,589
Distributions from Net Investment Income....................       (529,309)         (3,344,474)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      3,860,186           1,465,115
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     11,164,705           2,642,182
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        529,309           3,344,475
Cost of Shares Repurchased..................................    (11,052,927)        (12,147,815)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        641,087          (6,161,158)
                                                               ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      4,501,273          (4,696,043)
NET ASSETS:
Beginning of the Period.....................................     52,558,339          57,254,382
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $2,681,124 and $105,149,
  respectively).............................................   $ 57,059,612        $ 52,558,339
                                                               ============        ============

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                       FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                                -----------------------------------------------------------
                                                                 1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................      $ 8.920      $ 8.666      $  9.06      $  8.28      $  9.26
                                                                -------      -------      -------      -------      -------
  Net Investment Income...................................         .520         .566         .569          .60          .56
  Net Realized and Unrealized Gain/Loss...................         .244         .231        (.388)         .78        (.985)
                                                                -------      -------      -------      -------      -------
Total from Investment Operations..........................         .764         .797         .181         1.38        (.425)
Less Distributions from and in Excess of Net Investment
  Income..................................................         .090         .543         .575          .60         .555
                                                                -------      -------      -------      -------      -------
Net Asset Value, End of the Period........................      $ 9.594      $ 8.920      $ 8.666      $  9.06      $  8.28
                                                                =======      =======      =======      =======      =======
Total Return*.............................................        8.59%        9.61%        2.12%       17.17%       (4.63%)
Net Assets at End of the Period (In millions).............      $  57.1      $  52.6      $  57.3      $  67.0      $  65.5
Ratio of Expenses to Average Net Assets*..................         .60%         .60%         .60%         .60%         .60%
Ratio of Net Investment Income to Average Net Assets*.....        5.74%        6.51%        6.56%        6.89%        6.71%
Portfolio Turnover........................................         107%         119%         143%         164%         192%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets...................         .73%         .74%         .80%         .72%         .70%
Ratio of Net Investment Income to Average Net Assets......        5.61%        6.37%        6.36%        6.77%        6.61%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    19.61%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    21.30%
Commencement date...........................................  12/23/96

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                          GROWTH AND INCOME PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities it represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Growth and Income Portfolio vs. the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (December 23, 1996 through December 31, 1998)
[GRAPH]

                                                VAN KAMPEN LIT-GROWTH AND    STANDARD & POOR'S 500-     LIPPER GROWTH AND INCOME
                                                    INCOME PORTFOLIO               STOCK INDEX                 FUND INDEX
                                                -------------------------    ----------------------     ------------------------
Dec 1996                                                  10000                       10000                       10000
                                                          10390                       10579                       10446
                                                          10480                       10642                       10535
Mar 1997                                                  10124                       10237                       10168
                                                          10474                       10835                       10544
                                                          11155                       11470                       11157
Jun 1997                                                  11565                       12020                       11595
                                                          12467                       12959                       12427
                                                          11856                       12215                       11961
Sep 1997                                                  12477                       12919                       12565
                                                          11976                       12474                       12148
                                                          12216                       13030                       12487
Dec 1997                                                  12353                       13289                       12688
                                                          12465                       13424                       12721
                                                          13270                       14369                       13519
Mar 1998                                                  14021                       15139                       14145
                                                          14143                       15276                       14221
                                                          14041                       14988                       13993
Jun 1998                                                  14255                       15637                       14161
                                                          13970                       15455                       13814
                                                          12276                       13202                       11863
Sep 1998                                                  12755                       14085                       12396
                                                          13623                       15215                       13296
                                                          14327                       16115                       13937
Dec 1998                                                  14776                       17079                       14411

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                          GROWTH AND INCOME PORTFOLIO

The following is an interview with the portfolio management team of Van Kampen Life Investment Trust--Growth and Income Portfolio. The team is led by James A. Gilligan, portfolio manager, Scott Carroll, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments.

     Q
     HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?
     A
      The majority of the period was dominated by global instability. Domino-effect currency devaluations in Asia, Eastern Europe, Russia, and Latin America precipitated several months of market volatility during the third quarter as investors fled risk-sensitive securities and embraced the relative safety of U.S. Treasuries. The Dow Jones Industrial Average plummeted approximately 1000 points in the third quarter of 1998 as investor confidence in the global economy was shaken.
    In September, the Federal Reserve Board implemented its first rate cut in two years. Investors, recognizing that the U.S. economy remained fundamentally sound despite global uncertainty, returned to the stock market with enthusiasm. Two more rate cuts by the Fed and ongoing rate decreases in Europe enabled the Dow to rebound close to the highs it reached in July as 1998 drew to a close.

     Q
     AGAINST THIS BACKDROP, WHAT TYPE OF COMPANIES PERFORMED ESPECIALLY WELL?
     A
      As has been true for the past several years, large-capitalization stocks generally outperformed mid- and small-capitalization stocks during the year. This trend reflected investors' preference for established companies with more stable earnings prospects. However, mid- and small-cap stocks waged a comeback at the end of the period, as blue-chip companies such as Coca-Cola and Gillette posted earnings disappointments. In certain sectors such as technology and health care, small-cap companies won the performance race against their larger cousins, but this wasn't enough for small caps to catch up across the broad market.
     Q
     TELL US ABOUT SOME OF THE MAJOR SECTORS AND SPECIFIC HOLDINGS REPRESENTED IN THE PORTFOLIO.
     A
      The Portfolio's largest sector position during the period was health care--which, happily, was one of the better-performing sectors in the Portfolio. In a market that was battered by volatility, health-care stocks boasted relatively predictable earnings and were largely isolated from events in emerging markets. We increased the Portfolio's exposure to HMOs by adding Aetna and United HealthCare to the Portfolio. We believe that, after a long period of underperformance, HMO stocks should outperform the market as customer rate increases outweigh projected cost increases. At the same time, we eliminated PacifiCare Health Systems from the Portfolio. Although it is also an HMO, this company is primarily a Medicare service provider, and it did not experience the same level of rate increases because of government-mandated pricing.
    We maintained our positions in large pharmaceutical stocks, which continued to perform very well during the period. In particular, Pharmacia & Upjohn benefited after receiving approval for and distributing a new urinary incontinence product.
    In addition to health care, we favored the technology sector during the period. As we discussed in your last report, this sector had been one of the Portfolio's most troubled performers earlier in the year due to lingering problems in Asia and supply-and-demand imbalances. However, technology stocks soared during the second half of the year. Our patience was rewarded as several stocks--such as Micron Technology, Texas Instruments, and Xilinx--doubled their returns from the lows they reached in the third quarter. One of our largest holdings, International Business Machines (IBM), which started the year at nearly $100 per share, continued to turn in outstanding performance and finished the year above $180 per share.

    We continue to be pleased with developments in the utility industry. Telephone stocks in general turned in strong performances, buoyed by increased merger-and-acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants.

     Q
     WERE THERE ANY DISAPPOINTMENTS IN THE PORTFOLIO?
     A
      We reduced the Portfolio's exposure to the financial sector during the period because we became concerned about the ability of emerging markets to satisfy their debt obligations to U.S. lenders. As a result, we eliminated positions in NationsBank, Bank of Boston, and Dresdner Bank. On
the buy side, we added regional banks such as PNC to the Portfolio. Although PNC underperformed the sector during the past few years, it began to show signs of improving its return on assets after selling credit card portfolios that had provided low returns.
    In your last report, we mentioned some of the factors that negatively affected Philip Morris for much of the year. During this period, the company reported a positive return and an improved outlook in light of a $206 billion settlement of state lawsuits, which was unveiled in November. Of course, past performance is no guarantee of comparable future results.

     Q
     SO, HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
     A
      The Portfolio achieved a total return of 19.61 percent(1) for the 12-month period ended December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent for the same period. The S&P
500-Stock Index is a broad-based index that reflects the general performance of the stock market; this statistical composite does not reflect any commissions that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page 76 for additional Portfolio performance results.
     Q
     WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?
     A
      Although the U.S. economy is still growing and experiencing low inflation, we don't believe the full impact of global economic difficulties has been felt yet on U.S. companies. As the new year rolls on, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market. Over the long term, we believe that investors will continue to seek companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations. We feel that the Growth and Income Portfolio, with its emphasis on such companies, should be well positioned in this environment.



/s/ James A. Gilligan
---------------------------
James A. Gilligan
Portfolio Manager
Growth and Income Portfolio



/s/ Scott Carroll
---------------------------
Scott Carroll
Portfolio Comanager
Growth and Income Portfolio


/s/ Stephen L. Boyd
---------------------------
Stephen L. Boyd
Chief Investment Officer
Equity Investments

                                                 Please see footnotes on page 76

 GROWTH AND INCOME PORTFOLIO                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS 91.3%
CONSUMER DISTRIBUTION  2.3%
Federated Department Stores, Inc. (a).......................   6,520   $   284,028
Gap, Inc. ..................................................   5,690       320,062
SYSCO Corp. ................................................   5,080       139,383
                                                                       -----------
                                                                           743,473
                                                                       -----------
CONSUMER DURABLES  0.4%
Black & Decker Corp. .......................................   2,000       112,125
                                                                       -----------
CONSUMER NON-DURABLES  11.3%
Anheuser-Busch Cos., Inc. ..................................   4,480       294,000
Benckiser NV, Class B - ADR (Netherlands) (a)...............   2,960       189,070
Colgate - Palmolive Co. ....................................   5,360       497,810
Hershey Foods Corp. ........................................   4,550       282,953
Philip Morris Cos., Inc. ...................................  19,630     1,050,205
Ralston Purina Group........................................  16,020       518,647
Tommy Hilfiger Corp. (a)....................................   4,500       270,000
Unilever NV - ADR (Netherlands).............................   3,720       308,528
Whitman Corp. ..............................................   9,280       235,480
                                                                       -----------
                                                                         3,646,693
                                                                       -----------
CONSUMER SERVICES  1.0%
H & R Block, Inc. ..........................................   7,280       327,600
                                                                       -----------
ENERGY  8.6%
Atlantic Richfield Co. .....................................   8,400       548,100
Coastal Corp. ..............................................  11,770       411,214
El Paso Energy Corp. .......................................  12,190       424,364
Mobil Corp. ................................................   4,700       409,488
Texaco, Inc. ...............................................   9,090       480,634
Valero Energy Corp. ........................................   6,250       132,813
YPF Sociedad Anonima, Class D - ADR (Argentina).............  12,570       351,174
                                                                       -----------
                                                                         2,757,787
                                                                       -----------
FINANCE  13.7%
Aetna, Inc. ................................................   3,670       288,554
Allstate Corp. .............................................   1,800        69,525
American General Corp. .....................................   7,650       596,700
Arden Realty, Inc. .........................................   8,360       193,848
Bank of Tokyo - Mitsubishi - ADR (Japan)....................  23,610       247,905
Chase Manhattan Corp. ......................................   8,550       581,934
Citigroup, Inc. ............................................   5,910       292,545
Equitable Cos., Inc. .......................................   8,900       515,087
Exel Ltd., Class A..........................................   3,190       239,250
First Union Corp. ..........................................   5,500       334,469
Fleet Financial Group, Inc. ................................   9,740       435,256
PNC Bank Corp. .............................................   7,370       398,901
Washington Mutual, Inc. ....................................   6,006       229,354
                                                                       -----------
                                                                         4,423,328
                                                                       -----------
HEALTHCARE  16.8%
Alza Corp. (a)..............................................   8,200       428,450
American Home Products Corp. ...............................  10,510       591,844
Beckman Coulter, Inc. ......................................   6,120       332,010
Columbia/HCA Healthcare Corp. ..............................   8,010       198,248
IMS Health, Inc. ...........................................   5,140       387,749
Merck & Co., Inc. ..........................................   3,040       448,970
Mylan Laboratories, Inc. ...................................  13,500       425,250

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Pharmacia & Upjohn, Inc. ...................................  11,520   $   652,320
Rhodia, SA - ADR (France)...................................   8,930       133,950
Rhone-Poulenc, SA - ADR (France) Warrants (expiring
  11/05/01).................................................   2,079         7,796
Rhone-Poulenc, SA, Class A - ADR (France)...................  13,359       671,290
St. Jude Medical, Inc. (a)..................................   7,520       208,210
Teva Pharmaceutical Industries Ltd. - ADR (Israel)..........   5,870       238,836
United HealthCare Corp. (a).................................  10,690       460,338
Watson Pharmaceuticals, Inc. (a)............................   3,660       230,122
                                                                       -----------
                                                                         5,415,383
                                                                       -----------
PRODUCER MANUFACTURING  3.6%
AlliedSignal, Inc. .........................................   1,620        71,786
Ingersoll-Rand Co. .........................................  10,260       481,579
Philips Electronics NV - ADR (Netherlands)..................   2,400       162,450
Waste Management, Inc. .....................................   9,514       443,590
                                                                       -----------
                                                                         1,159,405
                                                                       -----------
RAW MATERIALS/PROCESSING INDUSTRIES  4.1%
Boise Cascade Corp. ........................................   5,940       184,140
Crown Cork & Seal Co., Inc. ................................   9,800       301,963
Fort James Corp. ...........................................   2,100        84,000
Imperial Chemical Industries PLC - ADR (United Kingdom).....   6,540       228,491
Monsanto Co. ...............................................   2,940       139,650
Raychem Corp. ..............................................  12,100       390,981
                                                                       -----------
                                                                         1,329,225
                                                                       -----------
TECHNOLOGY  14.7%
Adobe Systems, Inc. ........................................   8,260       386,155
BMC Software, Inc. (a)......................................   5,600       249,550
Compaq Computer Corp. ......................................   4,000       167,750
Electronic Data Systems Corp. ..............................   5,700       286,425
First Data Corp. ...........................................   5,540       175,549
International Business Machines Corp. ......................   6,470     1,195,332
Micron Technology, Inc. (a).................................   4,400       222,475
Motorola, Inc. .............................................   5,640       344,393
Oracle Corp. (a)............................................   7,400       319,125
Quantum Corp. (a)...........................................  12,780       271,575
Texas Instruments, Inc. ....................................   4,320       369,630
Xerox Corp. ................................................   3,890       459,020
Xilinx, Inc. (a)............................................   4,520       294,365
                                                                       -----------
                                                                         4,741,344
                                                                       -----------
UTILITIES  14.8%
BEC Energy..................................................   9,210       371,100
BellSouth Corp. ............................................  10,100       503,737
Consolidated Edison, Inc. ..................................   8,580       453,667
DQE, Inc. ..................................................     100         4,394
Edison International........................................  12,370       344,814
GPU, Inc. ..................................................   7,400       326,988
GTE Corp. ..................................................   8,410       567,149
Illinova Corp. .............................................   4,920       123,000
Niagara Mohawk Power Corp. (a)..............................  23,710       382,324
Northeast Utilities.........................................  29,440       471,040
PECO Energy Co. ............................................   3,410       141,941
SBC Communications, Inc. ...................................   3,600       193,050

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                        Shares   Market Value
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Sprint Corp. .............................................  4,020   $   338,183
U.S. West, Inc. ..........................................  8,630       557,713
                                                                    -----------
                                                                      4,779,100
                                                                    -----------
TOTAL COMMON STOCKS  91.3%........................................   29,435,463
                                                                    -----------
CORPORATE BOND  0.2%
Hewlett Packard Co., LYON, 144A - Private Placement ($125,000 par,       69,531
  yielding 3.125%, 10/14/17 maturity) (c).........................
                                                                    -----------
TOTAL LONG-TERM INVESTMENTS  91.5%
    (Cost $25,251,792)............................................   29,504,994
                                                                    -----------
SHORT-TERM INVESTMENTS  8.5%
REPURCHASE AGREEMENT  5.4%
SBC Warburg ($1,740,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $1,740,928)
  (Cost $1,740,000)...............................................    1,740,000
U.S. GOVERNMENT AGENCY OBLIGATIONS  3.1%
Federal National Mortgage Association Discount Note ($1,000,000 par,
  yielding 5.150%, 01/15/99 maturity)
    (Cost $998,044) (b)...........................................      998,044
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,738,044).............................................    2,738,044
                                                                    -----------
TOTAL INVESTMENTS  100.0%
    (Cost $27,989,836)............................................   32,243,038
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.......................      (12,471)
                                                                    -----------
NET ASSETS  100.0%................................................  $32,230,567
                                                                    -----------

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

LYON - Liquid yield option note

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                 STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $27,989,836)........................  $32,243,038
Cash........................................................        3,253
Receivables:
  Dividends.................................................       31,982
  Portfolio Shares Sold.....................................       12,442
  Variation Margin on Futures...............................        4,250
  Expense Reimbursement by Adviser..........................        4,000
Other.......................................................        1,936
                                                              -----------
      Total Assets..........................................   32,300,901
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................       20,559
  Distributor and Affiliates................................        5,676
  Portfolio Shares Repurchased..............................          691
Accrued Expenses............................................       32,250
Trustees' Deferred Compensation and Retirement Plans........       11,158
                                                              -----------
      Total Liabilities.....................................       70,334
                                                              -----------
NET ASSETS..................................................  $32,230,567
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $28,125,068
Net Unrealized Appreciation.................................    4,305,619
Accumulated Undistributed Net Investment Income.............      265,142
Accumulated Net Realized Loss...............................     (465,262)
                                                              -----------
NET ASSETS..................................................  $32,230,567
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $32,230,567 and 2,225,645 shares
    of beneficial interest issued and outstanding)..........  $     14.48
                                                              ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  299,073
Interest....................................................     129,562
                                                              ----------
    Total Income............................................     428,635
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     127,069
Accounting..................................................      24,544
Shareholder Reports.........................................      23,995
Audit.......................................................      16,632
Shareholder Services........................................      16,598
Custody.....................................................      14,073
Trustees' Fees and Expenses.................................       6,347
Legal.......................................................         566
Other.......................................................       2,006
                                                              ----------
    Total Expenses..........................................     231,830
    Less Fees Waived........................................      72,329
                                                              ----------
    Net Expenses............................................     159,501
                                                              ----------
NET INVESTMENT INCOME.......................................  $  269,134
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss
  Investments...............................................  $ (536,965)
  Futures...................................................     114,581
                                                              ----------
Net Realized Loss...........................................    (422,384)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     539,536
                                                              ----------
  End of the Period:
    Investments.............................................   4,253,202
    Futures.................................................      52,417
                                                              ----------
                                                               4,305,619
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,766,083
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,343,699
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,612,833
                                                              ==========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                  STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   269,134         $    61,347
Net Realized Gain/Loss......................................       (422,384)            105,366
Net Unrealized Appreciation During the Period...............      3,766,083             541,506
                                                                -----------         -----------
Change in Net Assets from Operations........................      3,612,833             708,219
                                                                -----------         -----------
Distributions from Net Investment Income....................        (18,683)            (44,226)
                                                                -----------         -----------
Distributions from Net Realized Gain........................            -0-            (105,285)
Distributions in Excess of Net Realized Gain................            -0-             (45,861)
                                                                -----------         -----------
Distributions from and in Excess of Net Realized Gain.......            -0-            (151,146)
                                                                -----------         -----------
Total Distributions.........................................        (18,683)           (195,372)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      3,594,150             512,847
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     18,319,408          10,524,876
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         18,683             195,372
Cost of Shares Repurchased..................................     (1,415,264)            (18,007)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     16,922,827          10,702,241
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     20,516,977          11,215,088

NET ASSETS:
Beginning of the Period.....................................     11,713,590             498,502
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $265,142 and $14,691, respectively)..    $32,230,567         $11,713,590
                                                                ===========         ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                                FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                         December 23, 1996
                                                              Year Ended December 31      (Commencement of
                                                              ----------------------   Investment Operations)
                                                                1998          1997      to December 31, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $12.123       $ 9.970           $10.000
                                                              -------       -------           -------
  Net Investment Income.....................................     .120          .072              .011
  Net Realized and Unrealized Gain/Loss.....................    2.254         2.309             (.041)
                                                              -------       -------           -------
Total from Investment Operations............................    2.374         2.381             (.030)
                                                              -------       -------           -------
Less:
  Distributions from Net Investment Income..................     .016          .065               -0-
  Distributions from and in Excess of Net Realized Gain.....      -0-          .163               -0-
                                                              -------       -------           -------
Total Distributions.........................................     .016          .228               -0-
                                                              -------       -------           -------
Net Asset Value, End of the Period..........................  $14.481       $12.123           $ 9.970
                                                              =======       =======           =======
Total Return*...............................................   19.61%        23.90%             (.30%)**
Net Assets at End of the Period (In millions)...............  $  32.2       $  11.7           $   0.5
Ratio of Expenses to Average Net Assets*....................     .75%          .75%              .75%
Ratio of Net Investment Income to Average Net Assets*.......    1.27%         1.19%             4.47%
Portfolio Turnover..........................................      70%           96%                0%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................    1.09%         1.63%            45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...     .93%          .31%           (40.74%)

** Non-Annualized

                                               See Notes to Financial Statements

                          PORTFOLIO MANAGEMENT REVIEW

                             MONEY MARKET PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Money Market Portfolio. The team is led by Reid J. Hill, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
     Q
      HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO HAS OPERATED DURING THE PAST 12 MONTHS?
     A
      Global instability--highlighted by economic crises in Asia, Russia, and Latin America--led investors to seek shelter in high-quality investments and embrace the relative safety of U.S. Treasuries. The Dow Jones Industrial Average, which reached a record high in July, fell approximately 1,000 points in the third quarter as investors suffered a crisis of confidence in response to market uncertainty.
    In September, however, investors returned to the stock market as the Federal Reserve Board implemented its first rate cut in two years. The 25 basis-point reduction helped the Dow recover much of its earlier losses, as investor confidence returned. During the remainder of the period, two additional interest rate cuts by the Fed helped stem a slowdown in the U.S. economy and provided liquidity to the global markets.

     Q
      HOW DID YOU MANAGE THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?
     A
      We continued to pursue the Portfolio's investment objectives of capital protection and high current income in a cautious fashion. At the end of the period, as a percentage of total investments, 27.3 percent of the Portfolio was invested in commercial paper, 24.6 percent in repurchase agreements ("repos"), 12.0 percent in bank notes and CDs, and the balance in government agency obligations. CDs offer a guaranteed return of principal over a stated period of time, a fixed rate of interest, and are typically issued by institutions whose deposits are insured.
    We began to see increased value in the bank notes sector. As a result, we reduced the Portfolio's weighting in commercial paper, including corporate bonds, and instead focused on increasing our allocation to bank notes and CDs. We also reduced the Portfolio's exposure to agency notes, which we considered to be expensive on a relative basis. At the end of the period, the Portfolio reflected a slight decrease in highly liquid repos as well. Ultimately, we're leaning toward an ideal portfolio with half of its assets invested in commercial paper, a third of its assets in bank notes and CDs, and the remainder distributed among agency notes and repos.
    As the primary sector, the commercial paper held by the Portfolio is composed of high-rated short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provide income without assuming excessive risk. Due to a flat yield curve, the majority of commercial paper held in the Portfolio has an average maturity of 90 days or less. In the current interest rate environment, there is little benefit in extending the Portfolio's risk by investing in longer-term paper, because it provides only a minimally higher return.

     Q
      HOW DID THE PORTFOLIO PERFORM DURING THE 12-MONTH REPORTING PERIOD?
     A
      The Portfolio continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. Through the 12-month period ended December 31, 1998, the Portfolio produced a total return of 5.02 percent at net asset value. As of December 31, the Portfolio generated a seven-day average yield of 4.50 percent and a 30-day effective yield of 4.50 percent. The Portfolio's net asset value remained unchanged at $1.00 per share throughout the reporting period. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation.

     Q
      WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?
     A
      After three consecutive rate cuts by the Fed, we will monitor trends in various sectors, including credit sensitive and mortgage-backed securities, for clues to its actions in early 1999. In addition, we'll watch the economic environment for signs of a slowdown in the domestic economy. We expect the economy to continue to grow at a slow and steady pace, unlike the robust rate we've seen during the past year.
    We are pleased with the current asset allocation featured in the Portfolio and plan to maintain a similar profile in light of our current economic snapshot. As we monitor changing economic developments, we will continue to seek to achieve the Portfolio's objectives and will look to add value through careful security selection.

/s/ Reid J. Hill
-----------------------
Reid J. Hill
Portfolio Manager
Money Market Portfolio

/s/ Peter W. Hegel
-----------------------
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

 MONEY MARKET PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                                   Discount
 Par                                                                               Yield on
Amount                                                                 Maturity    Date of      Amortized
(000)    Description                                                     Date      Purchase       Cost
----------------------------------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  35.8%
$ 800    Federal Home Loan Mortgage Corp. Discount Note..............  01/04/99       5.115%   $   799,663
2,000    Federal Home Loan Mortgage Corp. Discount Note..............  03/05/99       5.054      1,982,533
1,000    Federal Home Loan Mortgage Corp. Discount Note..............  03/15/99       5.033        989,922
1,355    Federal Home Loan Mortgage Corp. Discount Note..............  04/09/99       4.956      1,337,000
1,000    Federal National Mortgage Association Discount Note.........  01/08/99       5.115        999,018
1,500    Federal National Mortgage Association Discount Note.........  02/02/99       4.863      1,493,600
1,000    Federal National Mortgage Association Discount Note.........  02/05/99       5.085        995,119
1,000    Federal National Mortgage Association Discount Note.........  06/24/99       4.837        977,187
                                                                                               -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................................      9,574,042
                                                                                               -----------
         CERTIFICATES OF DEPOSIT  9.0%
  800    Bank of Nova Scotia.........................................  01/22/99       5.100        800,020
  800    UBS Ag Stamford.............................................  01/05/99       5.290        799,995
  800    Westdeutsche Landesbank.....................................  01/21/99       5.110        800,020
                                                                                               -----------
         TOTAL CERTIFICATES OF DEPOSIT.....................................................      2,400,035
                                                                                               -----------
         COMMERCIAL PAPER  27.2%
  800    American General Finance Corp...............................  01/12/99       5.211        798,744
  800    Associates Corp. of North America...........................  03/08/99       5.150        792,579
  900    Coca-Cola Co................................................  02/08/99       5.149        895,155
  800    Commercial Credit Corp......................................  01/19/99       5.231        797,924
  800    Ford Motor Credit Co........................................  02/18/99       5.198        794,528
  800    General Electric Capital Corp...............................  02/12/99       5.301        795,119
  800    LaSalle National Bank.......................................  03/16/99       5.210        800,000
  800    Norwest Financial, Inc......................................  03/02/99       5.205        793,133
  800    Prudential Funding Corp.....................................  02/19/99       5.251        794,360
                                                                                               -----------
         TOTAL COMMERCIAL PAPER............................................................      7,261,542
                                                                                               -----------
         TIME DEPOSIT  3.0%
  800    FCC National Bank...........................................  01/25/99       5.090        800,000
                                                                                               -----------
         REPURCHASE AGREEMENTS  24.5%
         BankAmerica Securities ($2,530,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at
         $2,531,377).......................................................................      2,530,000
         DLJ ($2,000,000 par collateralized by U.S. Government obligations in a pooled cash
         account, dated 12/31/98, to be sold on 01/04/99 at $2,001,000)....................      2,000,000
         Warburg Dillion Read ($2,000,000 par collateralized by U.S. Government obligations
         in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $2,001,056)...      2,000,000
                                                                                               -----------
         TOTAL REPURCHASE AGREEMENTS.......................................................      6,530,000
                                                                                               -----------
TOTAL INVESTMENTS  99.5%...................................................................     26,565,619
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%................................................        144,058
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $26,709,677
                                                                                               ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $6,530,000.............  $26,565,619
Cash........................................................        4,908
Receivables:
  Portfolio Shares Sold.....................................      190,862
  Interest..................................................       40,818
Other.......................................................       47,222
                                                              -----------
    Total Assets............................................   26,849,429
                                                              -----------
LIABILITIES:
Payables:
  Audit.....................................................       10,500
  Investment Advisory Fee...................................        8,485
  Distributor and Affiliates................................        5,508
  Portfolio Shares Repurchased..............................          618
Trustees' Deferred Compensation and Retirement Plans........      106,443
Accrued Expenses............................................        8,198
                                                              -----------
    Total Liabilities.......................................      139,752
                                                              -----------
NET ASSETS..................................................  $26,709,677
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $26,709,716
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (39)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 26,709,716
  shares outstanding).......................................  $26,709,677
                                                              ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                  STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,192,023
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     108,585
Shareholder Services........................................      15,297
Audit.......................................................      14,646
Accounting..................................................      13,678
Shareholder Reports.........................................      13,249
Custody.....................................................      12,074
Trustees' Fees and Expenses.................................      11,757
Distributor and Affiliates..................................      11,536
Trustees' Deferred Compensation and Retirement Plans........      11,115
Legal.......................................................         917
Other.......................................................       1,586
                                                              ----------
    Total Expenses..........................................     214,440
    Less Fees Waived........................................      84,020
                                                              ----------
    Net Expenses............................................     130,420
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,061,603
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,061,603
                                                              ==========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,061,603         $ 1,057,585
                                                                -----------         -----------
Distributions from Net Investment Income....................     (1,061,807)         (1,057,591)
Distributions in Excess of Net Investment Income............            (39)                -0-
                                                                -----------         -----------
Distributions from and in Excess of Net Investment Income...     (1,061,846)         (1,057,591)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........           (243)                 (6)
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     31,396,945          22,688,459
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,061,846           1,057,591
Cost of Shares Repurchased..................................    (25,489,643)        (23,571,207)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      6,969,148             174,843
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................      6,968,905             174,837

NET ASSETS:
Beginning of the Period.....................................     19,740,772          19,565,935
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $(39) and $204, respectively)........    $26,709,677         $19,740,772
                                                                ===========         ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                     FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                                ----------------------------------------------
                                                                 1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                ------    ------    ------    ------    ------
Net Investment Income.......................................      .049      .049      .048     .0533     .0365
Less Distributions from Net Investment Income...............      .049      .049      .048     .0533     .0365
                                                                ------    ------    ------    ------    ------
Net Asset Value, End of the Period..........................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                ======    ======    ======    ======    ======
Total Return*...............................................     5.02%     5.06%     4.89%     5.46%     3.71%
Net Assets at End of the Period (In millions)...............    $ 26.7    $ 19.7    $ 19.6    $ 21.6    $ 28.5
Ratio of Expenses to Average Net Assets*....................      .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.......     4.88%     4.95%     4.78%     5.33%     3.63%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................      .99%      .98%     1.29%      .93%      .87%
Ratio of Net Investment Income to Average Net Assets........     4.49%     4.57%     4.10%     5.00%     3.37%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................   (11.62%)
Three-year average annual total return based on NAV(1)......    14.69%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    15.09%
Commencement date...........................................  07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500-Stock Index and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio vs. the Standard & Poor's 500-Stock Index and the NAREIT Equity Index (July 3, 1995 through December 31, 1998)
[GRAPH]

                                                  VAN KAMPEN LIT-MORGAN                                 NAREIT EQUITY REIT INDEX
                                                   STANLEY REAL ESTATE       STANDARD & POOR'S 500-     ------------------------
                                                  SECURITIES PORTFOLIO             STOCK INDEX
                                                  ---------------------      ----------------------
July 1995                                                 10000                       10000                       10000
                                                          10200                       10274                       10078
                                                          10290                       10270                       10127
                                                          10490                       10746                       10266
                                                          10190                       10693                        9960
                                                          10310                       11132                        9980
Dec 1995                                                  10835                       11391                       10484
                                                          11006                       11763                       10620
                                                          11168                       11844                       10686
                                                          11117                       12002                       10602
                                                          11135                       12163                       10559
                                                          11489                       12441                       10756
Jun 1996                                                  11751                       12539                       10864
                                                          11822                       11965                       10849
                                                          12337                       12190                       11195
                                                          12700                       12924                       11364
                                                          13053                       13261                       11618
                                                          13710                       14234                       12049
Dec 1996                                                  15226                       14000                       13522
                                                          15278                       14858                       13312
                                                          15494                       14946                       13204
                                                          15296                       14377                       13139
                                                          14758                       15217                       12635
                                                          15306                       16108                       12991
Jun 1997                                                  16217                       16882                       13573
                                                          16900                       18201                       13908
                                                          16807                       17155                       13798
                                                          18194                       18144                       14988
                                                          17718                       17519                       14490
                                                          17997                       18300                       14721
Dec 1997                                                  18496                       18663                       15007
                                                          17971                       18853                       14845
                                                          18192                       20181                       14522
                                                          18318                       21261                       14744
                                                          18045                       21454                       14164
                                                          17831                       21050                       13989
Jun 1998                                                  17594                       21961                       13867
                                                          16703                       21706                       12889
                                                          15123                       18542                       11601
                                                          15954                       19781                       12203
                                                          15824                       21369                       11907
                                                          16168                       22633                       12124
Dec 1998                                                  16346                       23986                       11770

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

The following is an interview with the portfolio management team of Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio. The team is led by portfolio manager Theodore R. Bigman.
     Q
      WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?
     A
      In your June report, we explained that the first six months of 1998 presented a series of challenges to REIT investors. A strong U.S. equity market and continued price weakness in the REIT market siphoned attention away from real estate investments, as was reflected in the declining NAREIT (National Association of Real Estate Investment Trusts) Equity Index. Unfortunately, there was little good news to be found in the third quarter of the year, as real estate securities submitted their worst three-month return in almost a decade. The fourth quarter was tame by comparison as the NAREIT Equity Index posted a loss of 3.55 percent. However, real estate investors had difficulty enjoying this relative calm, as the dramatic gains in the broad equity markets during the quarter underscored the REIT market's underperformance.
    For the year, the NAREIT Equity Index declined 21.57 percent, marking the worst year for real estate securities in recent history. By comparison, the Russell 2000 Stock Index of small-capitalization stocks ended the year down approximately 9 percent, while the Standard & Poor's 500-Stock Index reached new highs and returned more than 20 percent for an unprecedented fourth consecutive year. As a result of the REIT market's underperformance, we remain in a valuation cycle in which it is cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets).

     Q
      HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?
     A
      We continued to shape the Portfolio with companies that offer attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in real estate property prices and the potential slowdown in the demand for real estate, we shifted the Portfolio to be modestly more defensive in the third quarter. We increased our weighting in less volatile sectors, such as residential housing (both apartments and manufactured home communities), and maintained an underweighting to more volatile sectors, such as hotels (which feature daily re-pricing of rents).
    Following this relatively dramatic defensive shift in the third quarter, we moved toward a more opportunistic approach in the fourth quarter. This was evidenced in the purchase of a number of large-capitalization companies that had fallen into disfavor with investors as a result of negative announcements. We once again took advantage of a weak market and price declines to add a number of what we believe are the most talented companies in the REIT universe to the Portfolio, including Simon Property Group and Apartment Investment & Management Co.

     Q
     YOU MENTIONED INVESTING IN SOME LARGE-CAP COMPANIES THAT WERE OUT OF FAVOR. CAN YOU EXPLAIN WHAT WAS HAPPENING IN THE INDUSTRY AND WHAT THIS MEANT TO THE PORTFOLIO?
     A
      In the REIT market, perhaps the most troubling aspect of 1998's second half was the constant stream of highly publicized, negative news from some of the most prominent REITs. The media spotlighted two large REITs that announced restructurings following unsuccessful growth plans. First, Patriot American announced the sale of non-strategic hotel assets, the hiring of financial advisors to explore all strategic alternatives, and, by year-end, the issuance of convertible preferred stock. The stock fell from a 52-week high of $32 to $7 per share at the end of the reporting period. In addition, Patriot decided to suspend their dividend payment for the quarter. Then, Meditrust announced a restructuring that included selling non-core assets and splitting the company into two separate units. The firm subsequently elected to reduce its dividend payment.

    Another high-flying real estate stock badly damaged in the fourth quarter was Security Capital Group, which declined from a high of $32 to $13 per share. Although this company is not structured as a REIT, it is a large real estate company that was heavily marketed to pension funds and non-dedicated or general real estate investors. We believe these announcements served to deter non-dedicated investors from real estate securities.
    As we have discussed in the past, our portfolio management style is value-oriented and opportunistic. As a result, we took the opportunity of price declines in each of these stocks to add them to the Portfolio.

     Q
      WHAT WAS THE PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD?
     A
      The Portfolio achieved a total return of -11.62 percent(1) for the 12-month period ended December 31, 1998. This performance compares favorably to the total return of the NAREIT Equity Index of-21.57 percent over the same period. The NAREIT Equity Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 28.52 percent in the 12 months ended December 31, 1998. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page 94 for additional Portfolio performance results.
     Q
      WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET AND FOR THE PORTFOLIO?
     A
      After monitoring third-quarter earnings reported for the REITs, it is our observation that the property market continues to perform well and that internal growth is coming in better than expected, offsetting the slower pace of external earnings growth. As a result, most companies are meeting analysts' expectations. However, analysts may have to reduce earnings estimates for 1999 due to the potential slowing of internal growth and the continued decline in external acquisition-oriented sources. Even with reduced estimates, earnings growth for 1999 is estimated at 10 percent.
    The demand side of the equation, which takes its cue from the direction of the economy, has become the most debated topic in the real estate market. Although there is no current evidence of a slowdown in absorption, demand for real estate space will obviously be affected by GDP growth and business and consumer confidence. The difficulties in the capital markets, by comparison, create quite favorable news from the supply side of the equation. Developers should complete existing developments but may not be able to arrange financing for new developments. If the current market environment persists, when the supply pipeline is complete and as long as demand is positive, we should continue to have favorable real estate fundamentals.

/s/ Theodore R. Bigman
----------------------
Theodore R. Bigman
Portfolio Manager
Morgan Stanley Real Estate Securities Portfolio

                                                 Please see footnotes on page 94

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO        PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                    Security Description                        Shares     Market Value
---------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  96.9%
APARTMENTS  23.5%
Amli Residential Properties Trust...........................     52,500    $  1,168,125
Apartment Investment & Management Co., Class A..............     83,800       3,116,313
Archstone Communities Trust.................................    340,446       6,894,031
Avalonbay Communities, Inc..................................    281,800       9,651,650
Equity Residential Properties Trust.........................    145,554       5,885,840
Essex Property Trust, Inc...................................    252,000       7,497,000
Irvine Apartment Communities, Inc...........................    161,500       5,147,812
Pennsylvania Real Estate Investment.........................    185,900       3,613,431
Smith (Charles E.) Residential Realty, Inc..................    159,100       5,111,088
Summit Properties, Inc......................................     57,800         997,050
                                                                           ------------
                                                                             49,082,340
                                                                           ------------
DEVELOPMENT  3.7%
Atlantic Gulf Communities Corp. (a).........................    426,124         319,593
Atlantic Gulf Communities Corp. - Preferred Ser B
  (Convertible into 96,770 common shares) (a)...............     55,647         278,235
Atlantic Gulf Communities Corp. - Preferred Shares, 144A -
  Private Placement (a) (b).................................     79,420         397,100
Atlantic Gulf Communities Corp. Warrants, 37,098 shares
  Class A, B and C, expiring 06/23/04 (a)...................    111,294          41,735
Atlantic Gulf Communities Corp. Warrants, 74,352 shares
Class A, B and C, expiring 06/24/01, 144A - Private
Placement (a) (b)...........................................    223,056          83,646
Brookfield Properties Corp. (a).............................    530,800       6,518,224
Merry Land Properties, Inc. (a).............................     17,090          61,951
                                                                           ------------
                                                                              7,700,484
                                                                           ------------
HEALTHCARE FACILITIES  0.8%
Meditrust Corp..............................................     98,400       1,488,300

Omega Healthcare Investors, Inc.............................      7,600         229,425
                                                                           ------------
                                                                              1,717,725
                                                                           ------------
HOTEL & LODGING  4.5%
Candlewood Hotel Co., Inc. (a)..............................     81,400         427,350
Crestline Capital Corp. (a).................................     17,370         254,036
Host Marriott Corp. (a).....................................    173,700       2,399,232
Patriot American Hospitality, Inc...........................    322,700       1,936,200
Starwood Hotels and Resorts.................................    188,531       4,277,297
                                                                           ------------
                                                                              9,294,115
                                                                           ------------
MANUFACTURED HOME COMMUNITIES  8.0%
Chateau Communities, Inc. ..................................    428,438      12,558,589
Manufactured Home Communities, Inc. ........................     48,800       1,223,050
Sun Communities, Inc. ......................................     87,000       3,028,687
                                                                           ------------
                                                                             16,810,326
                                                                           ------------
OFFICE/INDUSTRIAL  31.0%
Arden Realty, Inc. .........................................    450,000      10,434,375
Beacon Capital Partners Inc., 144A - Private Placement (a)
(b).........................................................    271,300       5,426,000
Bedford Property Investors, Inc. ...........................     70,400       1,188,000
Boston Properties, Inc. ....................................      8,800         268,400
Brandywine Realty Trust.....................................    389,300       6,958,737
CarrAmerica Realty Corp. ...................................    211,300       5,071,200
Cornerstone Properties, Inc. ...............................      2,000          31,250
Crescent Real Estate Equities Trust.........................    199,700       4,593,100
Equity Office Properties Trust..............................    232,611       5,582,664
Great Lakes REIT, Inc. .....................................    391,600       6,143,225
Mack California Realty Corp.................................     24,100         744,088
Pacific Gulf Properties, Inc. ..............................    335,500       6,730,969
Prime Group Realty Trust....................................    323,600       4,894,450

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO      PORTFOLIO OF INVESTMENTS
                                                      (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                    Security Description                        Shares     Market Value
---------------------------------------------------------------------------------------
OFFICE/INDUSTRIAL (CONTINUED)
ProLogis Trust..............................................      8,100    $    168,075
SL Green Realty Corp........................................     45,000         973,125
Spieker Properties, Inc. ...................................     29,400       1,017,975
Wellsford Real Properties, Inc., 144A - Private Placement
(a) (b).....................................................    447,242       4,612,183
                                                                           ------------
                                                                             64,837,816
                                                                           ------------
RESEARCH & MANAGEMENT  0.5%
Security Capital Group, Inc., Class B (a)...................     79,300       1,075,507
                                                                           ------------
SELF-STORAGE  6.3%
PS Business Parks Inc. .....................................    181,120       4,324,240
Public Storage, Inc. .......................................    154,500       4,181,156
Shurgard Storage Centers, Inc., Class A.....................    106,600       2,751,613
Storage Trust Realty........................................     76,800       1,795,200
                                                                           ------------
                                                                             13,052,209
                                                                           ------------
SHOPPING CENTERS  11.4%
Acadia Reality Trust (a)....................................     24,300         127,575
Burnham Pacific Properties, Inc. ...........................    629,400       7,592,137
Federal Realty Investment Trust.............................    322,200       7,611,975
First Washington Reality Trust, Inc. .......................     34,400         814,850
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 74,484 common shares).....................     58,100       1,724,844
Pan Pacific Retail Properties, Inc. ........................    144,400       2,878,975
Philips International Realty Corp. .........................      5,300          81,488
Ramco-Gershenson Properties Trust...........................      2,000          29,000
Regency Realty Corp. .......................................     60,600       1,348,350
Vornado Realty Trust........................................     48,700       1,643,625
                                                                           ------------
                                                                             23,852,819
                                                                           ------------
SHOPPING MALLS  7.2%
Simon Property Group, Inc...................................     72,200       2,057,700
Taubman Centers, Inc........................................    691,500       9,508,125
Urban Shopping Centers, Inc.................................    105,100       3,442,025
                                                                           ------------
                                                                             15,007,850
                                                                           ------------
TOTAL COMMON AND PREFERRED STOCKS  96.9%...............................     202,431,191
CONVERTIBLE CORPORATE OBLIGATIONS  1.0%
Brookfield Properties Corp. - Installment Receipts Representing
Subordinated Debenture ($2,262,000 par,
6.00% coupon, 02/14/07 maturity).......................................       2,001,304
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
(Cost $211,957,641)....................................................     204,432,495
REPURCHASE AGREEMENT  0.6%
Warburg Dillon Read ($1,250,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98,
to be sold on 01/04/99 at $1,250,660)
(Cost $1,250,000)......................................................       1,250,000
                                                                           ------------
TOTAL INVESTMENTS  98.5%
(Cost $213,207,641)....................................................     205,682,495
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%............................       3,148,219
                                                                           ------------
NET ASSETS  100.0%.....................................................    $208,830,714
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF ASSETS AND
                                  LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $213,207,641).......................  $205,682,495
Cash........................................................         2,759
Receivables:
  Dividends.................................................     1,971,297
  Investments Sold..........................................     1,482,599
  Portfolio Shares Sold.....................................       295,486
  Interest..................................................        45,737
Unamortized Organizational Costs............................         2,050
                                                              ------------
      Total Assets..........................................   209,482,423
                                                              ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       382,872
  Investment Advisory Fee...................................       178,005
  Distributor and Affiliates................................        13,097
Trustees' Deferred Compensation and Retirement Plans........        30,797
Accrued Expenses............................................        46,938
                                                              ------------
      Total Liabilities.....................................       651,709
                                                              ------------
NET ASSETS..................................................  $208,830,714
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $211,310,668
Accumulated Undistributed Net Investment Income.............    11,817,690
Accumulated Net Realized Loss...............................    (6,772,498)
Net Unrealized Depreciation.................................    (7,525,146)
                                                              ------------
NET ASSETS..................................................  $208,830,714
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $208,830,714 and 15,178,156 shares
    of beneficial interest issued and outstanding)..........  $      13.76
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 14,073,807
Interest....................................................       470,774
                                                              ------------
      Total Income..........................................    14,544,581
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,511,823
Accounting..................................................        73,548
Trustees' Fees and Expenses.................................        16,900
Shareholder Services........................................        16,390
Custody.....................................................        14,176
Legal.......................................................         9,430
Amortization of Organizational Costs........................         1,365
Other.......................................................        64,785
                                                              ------------
      Total Expenses........................................     2,708,417
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,836,164
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (6,375,125)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    31,073,264
  End of the Period:
    Investments.............................................    (7,525,146)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (38,598,410)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(44,973,535)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(33,137,371)
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO     STATEMENT OF CHANGES IN NET
                                                     ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $ 11,836,164        $  7,766,948
Net Realized Gain/Loss......................................     (6,375,125)         28,792,309
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (38,598,410)          9,027,199
                                                               ------------        ------------
Change in Net Assets from Operations........................    (33,137,371)         45,586,456
                                                               ------------        ------------
Distributions from Net Investment Income....................       (453,855)         (7,660,430)
Distributions from Net Realized Gain........................     (4,452,811)        (25,295,317)
                                                               ------------        ------------
Total Distributions.........................................     (4,906,666)        (32,955,747)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (38,044,037)         12,630,709
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     88,276,432         275,023,739
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      4,906,666          32,953,898
Cost of Shares Repurchased..................................   (145,715,375)       (188,685,072)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (52,532,277)        119,292,565
                                                               ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................    (90,576,314)        131,923,274
NET ASSETS:
Beginning of the Period.....................................    299,407,028         167,483,754
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $11,817,690
  and $435,381, respectively)...............................   $208,830,714        $299,407,028
                                                               ============        ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     July 3, 1995
                                                                                                     (Commencement
                                                                  Year Ended December 31,            of Investment
                                                            -----------------------------------     Operations) to
                                                             1998          1997          1996      December 31, 1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................... $15.846       $14.784       $ 10.74         $ 10.00
                                                            -------       -------       -------         -------
  Net Investment Income....................................    .781          .464          .217             .20
  Net Realized and Unrealized Gain/Loss....................  (2.597)        2.617         4.117           .6325
                                                            -------       -------       -------         -------
Total from Investment Operations...........................  (1.816)        3.081         4.334           .8325
                                                            -------       -------       -------         -------
Less:
  Distributions from Net Investment Income.................    .025          .470          .199           .0925
  Distributions from Net Realized Gain.....................    .246         1.549          .091             -0-
                                                            -------       -------       -------         -------
Total Distributions........................................    .271         2.019          .290           .0925
                                                            -------       -------       -------         -------
Net Asset Value, End of the Period......................... $13.759       $15.846       $14.784         $ 10.74
                                                            =======       =======       =======         =======
Total Return*.............................................. (11.62%)       21.47%        40.53%         8.35%**
Net Assets at End of the Period (In millions).............. $ 208.8       $ 299.4       $ 167.5         $   8.6
Ratio of Expenses to Average Net Assets*...................   1.08%         1.07%         1.10%           2.50%
Ratio of Net Investment Income to Average Net Assets*......   4.72%         3.42%         5.06%           3.75%
Portfolio Turnover.........................................    110%          177%           84%           85%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets....................     N/A           N/A         1.27%           2.90%
Ratio of Net Investment Income to Average Net Assets.......     N/A           N/A         4.89%           3.36%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    16.51%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    16.55%
Commencement date...........................................  11/03/97

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           STRATEGIC STOCK PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your investments are being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Dow Jones Industrial Average and the Morgan Stanley Capital International (MSCI) U.S.A. Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Strategic Stock Portfolio vs. the Dow Jones Industrial Average and the Morgan Stanley Capital International (MSCI) U.S.A. Index (November 3, 1997 through December 31, 1998)
[GRAPH]

                                                 VAN KAMPEN LITSTRATEGIC      DOW JONES INDUSTRIAL
                                                     STOCK PORTFOLIO                 AVERAGE                MSCI U.S.A. INDEX
                                                 -----------------------      --------------------          -----------------
Nov 1997                                                  10000                       10000                       10000
                                                          10290                       10194                       10472
Dec 1998                                                  10250                       10351                       10614
                                                          10320                       10348                       10739
                                                          10940                       11185                       11479
Mar 1998                                                  11442                       11565                       12062
                                                          11382                       11911                       12191
                                                          11362                       11697                       11933
Jun 1998                                                  11262                       11814                       12433
                                                          11282                       11723                       12297
                                                          10161                        9949                       10572
Sep 1998                                                  10641                       10401                       11254
                                                          11372                       11395                       12112
                                                          11893                       12090                       12921
Dec 1998                                                  11943                       12228                       13670

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                           STRATEGIC STOCK PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Strategic Stock Portfolio. The team is led by John
M. Cunniff, portfolio manager, and Stephen L. Boyd, chief investment officer for equity investments.
     Q
      CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE PORTFOLIO DURING THE PAST 12 MONTHS?
     A
      For the year overall, the market benefited from low inflation and new cash flows into stocks. The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then-record high.
Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce earnings problems resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.
    Beginning in September conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year end.

     Q
      HOW DID YOU SEEK TO MEET THE PORTFOLIO'S OBJECTIVE?
     A
      We use a disciplined strategy to select undervalued stocks of high-quality companies. First, we analyze the Dow, which is composed of 30 blue-chip stocks. Each month, we invest half of the Portfolio's new assets into equal amounts of the 10 Dow stocks with the highest dividend yields. Investors often refer to this as a "Dogs of the Dow" strategy.
    Next we review the nearly 370 large-company stocks that comprise the Morgan Stanley Capital International-USA Index. We exclude the 30 stocks of the Dow and all utility and financial stocks. The remaining securities are screened for quality factors such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields at the time of investment, and the other half of the Portfolio's new assets are invested in equal amounts of these stocks each month.
    By limiting our investments to these two indices, we select from a pool of high-quality U.S. companies. Also, because stocks with high dividend yields tend to be undervalued, our strategy pinpoints companies that could potentially rebound in price.

     Q
      HOW DOES THIS STRATEGY WORK OVER TIME?
     A
      Every month, we purchase 20 stocks--10 from each index--so there are 12 separate "baskets" of stocks. Each basket is sold after 12 months, and a new basket of 20 stocks is purchased to replace it. The Portfolio sold its first basket of stocks on December 1, 1998.
    It is important to understand that shareholders of the Portfolio don't own just one basket of stocks. They own shares of the whole Portfolio, which contains multiple baskets.
    Through this stock selection process, the Portfolio is rotated every month to purchase stocks that may be undervalued in the marketplace and sell stocks that have had a full 12 months to potentially rebound to their fair values. It has been our experience that solid, well-established companies don't often languish at reduced valuations. Their true worth is usually recognized over time. Our strategy gives each stock a 12-month window to achieve its appreciation potential. At the same time, these stocks have relatively high dividend yields, so they boost returns by providing investors with income potential.

     Q
      WHICH STOCKS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?
     A
      The Portfolio's largest holdings are stocks that passed our screens every month and therefore were purchased repeatedly throughout the year. These stocks include familiar names such as Philip Morris, General Motors,
Chevron, and Exxon.
    The stocks that most significantly contributed to the Portfolio's total return for the year included Philip Morris, AMP, and AT&T. Tobacco stocks such as Philip Morris performed well after an industry settlement of tobacco liabilities; the company's stock price rose nearly 17 percent during the reporting period. AMP's stock appreciated when the company agreed to be purchased at a premium by Tyco International. AT&T, meanwhile, has received the Department of Justice's approval for a merger with cable concern TCI. AT&T, whose stock price rose 23 percent between early January and December, plans to enter the local telephone market through cable connections.
    Unfortunately, several stocks in the Portfolio significantly underperformed the market, hurting the Portfolio. These stocks included Deere, Harris, and Minnesota Mining & Manufacturing (3M)--each of which suffered declining sales and earnings resulting from the global economic slowdown.

     Q
      HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
     A
      The Portfolio achieved a 12-month total return of 16.51 percent(1) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, the Dow Jones Industrial Average returned 18.14 percent, and the MSCI-USA Index returned 28.79 percent for the same period.
    The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. The DJIA consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI-USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page 104 for additional performance results.

     Q
      WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
     A
      We are optimistic about the stock market in the long term but anticipate continued volatility as we head into 1999. With solid fundamentals and low inflation, the U.S. economy is still growing, albeit more slowly than in recent years. At the same time, economies around the world face challenges ahead, which could put pressure on next year's U.S. corporate earnings. The "Year 2000" computer problem also adds questions to the mix. During periods of market uncertainty, investors often look to purchase stock in large, well-established companies with a history of high dividend yields. We believe that the Strategic Stock Portfolio, which purchases stock in only these types of companies, may represent an attractive option for such investors.

/s/ John M. Cunniff
-------------------
John M. Cunniff
Portfolio Manager
Strategic Stock Portfolio

/s/ Stephen L. Boyd
-------------------
Stephen L. Boyd
Chief Investment Officer
Equity Investments

                                                Please see footnotes on page 104

 STRATEGIC STOCK PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                          Description                           Shares   Market Value
  -----------------------------------------------------------------------------------
  COMMON STOCKS  98.1%
  CONSUMER DISTRIBUTION  6.9%
  Limited, Inc................................................  13,490   $   392,896
  May Department Stores Co....................................  10,620       641,183
  SUPERVALU, Inc..............................................   4,410       123,480
  SYSCO Corp..................................................  11,810       324,037
                                                                         -----------
                                                                           1,481,596
                                                                         -----------
  CONSUMER DURABLES  18.2%
  DaimlerChrysler, AG.........................................   3,491       335,354
  Eastman Kodak Co............................................  12,770       919,440
  General Motors Corp.........................................  14,740     1,054,832
  Genuine Parts Co............................................  25,820       863,356
  Goodyear Tire & Rubber Co...................................   2,010       101,379
  Maytag Corp.................................................   2,950       183,638
  Newell Co...................................................  10,530       434,363
                                                                         -----------
                                                                           3,892,362
                                                                         -----------
  CONSUMER NON-DURABLES  13.9%
  AMP, Inc....................................................  12,690       660,672
  Anheuser-Busch Cos., Inc....................................   5,660       371,437
  Avon Products, Inc..........................................   5,610       248,243
  Campbell Soup Co............................................   3,690       202,950
  Clorox Co...................................................   1,460       170,546
  H. J. Heinz Co..............................................   2,300       130,238
  Philip Morris Cos., Inc.....................................  22,290     1,192,515
                                                                         -----------
                                                                           2,976,601
                                                                         -----------
  ENERGY  11.9%
  Amoco Corp..................................................   3,100       187,162
  Chevron Corp................................................  12,070     1,001,056
  Exxon Corp..................................................  13,980     1,022,288
  Mobil Corp..................................................   1,910       166,409
  Tidewater, Inc..............................................   1,610        37,332
  USX -- Marathon Group.......................................   4,640       139,780
                                                                         -----------
                                                                           2,554,027
                                                                         -----------
  FINANCE  4.3%
  JP Morgan & Co., Inc........................................   8,780       922,449
                                                                         -----------
  HEALTHCARE  5.8%
  Abbott Laboratories, Inc....................................  11,150       546,349
  American Home Products Corp.................................  12,410       698,837
                                                                         -----------
                                                                           1,245,186
                                                                         -----------
  PRODUCER MANUFACTURING  13.6%
  Caterpillar, Inc............................................  13,960       642,160
  Deere & Co..................................................  10,570       350,131
  Fluor Corp..................................................   7,190       306,024
  Milacron, Inc...............................................   5,980       115,115
  Minnesota Mining & Manufacturing Co.........................  12,010       854,211
  Parker-Hannifin Corp........................................   8,990       294,423
  Textron, Inc................................................   4,560       346,275
                                                                         -----------
                                                                           2,908,339
                                                                         -----------

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1998
--------------------------------------------------------------------------------

                          Description                           Shares   Market Value
  -----------------------------------------------------------------------------------
  RAW MATERIALS/PROCESSING INDUSTRIES  11.0%
  Air Products & Chemicals, Inc...............................  11,140   $   445,599
  E. I. Du Pont de Nemours & Co...............................  11,060       586,871
  International Paper Co......................................  18,280       819,173
  PPG Industries, Inc.........................................   1,180        68,735
  Sherwin-Williams Co.........................................  11,620       341,338
  Union Carbide Corp..........................................   1,910        81,175
                                                                         -----------
                                                                           2,342,891
                                                                         -----------
  TECHNOLOGY  3.3%
  General Dynamics Corp.......................................   5,800       340,025
  Harris Corp.................................................  10,130       371,011
                                                                         -----------
                                                                             711,036
                                                                         -----------
  TRANSPORTATION  0.6%
  Norfolk Southern Corp.......................................   4,340       137,524
                                                                         -----------
  UTILITIES  8.6%
  AT&T Corp...................................................  10,990       826,997
  Bell Atlantic Corp..........................................   2,690       152,826
  BellSouth Corp..............................................   4,220       210,473
  SBC Communications, Inc.....................................  11,980       642,428
                                                                         -----------
                                                                           1,832,724
                                                                         -----------
  TOTAL LONG-TERM INVESTMENTS  98.1%
      (Cost $19,786,130)..............................................    21,004,735
  REPURCHASE AGREEMENT  2.6%
  Warburg Dillon Read ($550,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on
  01/04/99 at $550,290)
    (Cost $550,000)...................................................       550,000
                                                                         -----------
  TOTAL INVESTMENTS  100.7%
    (Cost $20,336,130)................................................    21,554,735
  LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).......................      (145,879)
                                                                         -----------
  NET ASSETS  100.0%..................................................   $21,408,856
                                                                         -----------

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $20,336,130)........................  $21,554,735
Cash........................................................        3,690
Receivables:
  Dividends.................................................       40,726
  Portfolio Shares Sold.....................................        8,083
  Expense Reimbursement by Adviser..........................        6,697
Unamortized Organizational Costs............................       30,750
                                                              -----------
      Total Assets..........................................   21,644,681
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      201,124
  Distributor and Affiliates................................        6,723
  Portfolio Shares Repurchased..............................           71
Accrued Expenses............................................       21,226
Trustees' Deferred Compensation and Retirement Plans........        6,681
                                                              -----------
      Total Liabilities.....................................      235,825
                                                              -----------
NET ASSETS..................................................  $21,408,856
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $19,933,653
Net Unrealized Appreciation.................................    1,218,605
Accumulated Undistributed Net Investment Income.............      228,802
Accumulated Net Realized Gain...............................       27,796
                                                              -----------
NET ASSETS..................................................  $21,408,856
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $21,408,856 and 1,794,237 shares
    of beneficial interest issued and outstanding)..........  $     11.93
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  278,342
Interest....................................................      24,590
                                                              ----------
    Total Income............................................     302,932
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      56,672
Accounting..................................................      17,468
Audit.......................................................      16,890
Reports to Shareholders.....................................      13,816
Trustees' Fees and Expenses.................................       9,485
Amortization of Organizational Costs........................       9,250
Custody.....................................................       8,535
Shareholder Services........................................       8,495
Legal.......................................................       1,239
Other.......................................................       1,011
                                                              ----------
    Total Expenses..........................................     142,861
    Less Fees Waived and Expenses Reimbursed ($56,672 and
     $12,100, respectively).................................      68,772
                                                              ----------
    Net Expenses............................................      74,089
                                                              ----------
NET INVESTMENT INCOME.......................................  $  228,843
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   27,796
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       6,835
  End of the Period:
    Investments.............................................   1,218,605
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,211,770
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,239,566
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,468,409
                                                              ==========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

      For the Year Ended December 31, 1998 and the Period November 3, 1997
          (Commencement of Investment Operations) to December 31, 1997
--------------------------------------------------------------------------------

                                                                Year Ended         Period Ended
                                                             December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   228,843         $     6,576
Net Realized Gain...........................................         27,796                 -0-
Net Unrealized Appreciation During the Period...............      1,211,770               6,835
                                                                -----------         -----------
Change in Net Assets from Operations........................      1,468,409              13,411
Distributions from Net Investment Income....................         (6,617)                -0-
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      1,461,792              13,411
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     19,135,086           2,312,791
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................          6,375                 -0-
Cost of Shares Purchased....................................     (1,720,599)                -0-
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     17,420,862           2,312,791
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     18,882,654           2,326,202
NET ASSETS:
Beginning of the Period.....................................      2,526,202             200,000
                                                                -----------         -----------
End of Period (Including accumulated undistributed net
  investment income of $228,802 and $6,576, respectively)...    $21,408,856         $ 2,526,202
                                                                ===========         ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    November 3, 1997
                                                                                      (Commencement
                                                                                      of Investment
                                                                Year Ended           Operations) to
                                                             December 31, 1998      December 31, 1997
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................      $10.245                $10.000
                                                                  -------                -------
  Net Investment Income.....................................         .113                   .027
  Net Realized and Unrealized Gain..........................        1.586                   .218
                                                                  -------                -------
Total from Investment Operations............................        1.699                   .245
Less Distributions from Net Investment Income...............         .012                    -0-
                                                                  -------                -------
Net Asset Value, End of the Period..........................      $11.932                $10.245
                                                                  =======                =======
Total Return*...............................................       16.51%                  2.45%**
Net Assets at End of the Period (In millions)...............      $  21.4                $   2.5
Ratio of Expenses to Average Net Assets*....................         .65%                   .61%
Ratio of Net Investment Income to Average Net Assets*.......        2.01%                  2.67%
Portfolio Turnover..........................................          10%                     0%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................        1.25%                  2.59%
Ratio of Net Investment Income to Average Net Assets........        1.41%                   .68%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of ten Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Domestic Income Portfolio ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

       The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. The security valuation methodology, for fixed income investments and unlisted securities and listed securities for which the last sales price is not available, was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not considered material, is included as a component of the change in unrealized appreciation/depreciation for the year ended December 31, 1998. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

       Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 28% of Domestic's net assets at December 31, 1998.

                               December 31, 1998
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

       The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828 per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1998 along with its expiration dates. The table also presents the identified cost of investments, including foreign currencies, at December 31, 1998 for federal income tax purposes with the associated gross unrealized

                               December 31, 1998
--------------------------------------------------------------------------------

appreciation, gross unrealized depreciation and net unrealized appreciation/ depreciation on investments and foreign currency.

                                   ASSET                       EMERGING                       GLOBAL
                                ALLOCATION      DOMESTIC        GROWTH       ENTERPRISE       EQUITY
-------------------------------------------------------------------------------------------------------
Realized capital loss
  carryforward................           --    $ 1,171,850    $ 1,676,588             --    $     5,428
Expiration dates of
  capital loss
  carryforward................           --      1999-2006      2004-2006             --           2006
Amount expiring on
  12/31/99....................           --    $   409,491             --             --             --
Identified cost...............  $53,021,192    $17,035,970    $24,251,612    $79,388,485    $ 2,532,710
Gross unrealized
  appreciation................    9,195,173        958,568     10,403,408     44,478,452      1,058,770
Gross unrealized
  depreciation................      523,508        267,368        311,896        855,580        183,626
Net unrealized
  appreciation/depreciation...    8,671,665        691,200     10,091,512     43,622,872        875,144

                                                 GROWTH
                                                   AND           MONEY           REAL         STRATEGIC
                                GOVERNMENT       INCOME         MARKET          ESTATE          STOCK
--------------------------------------------------------------------------------------------------------
Realized capital loss
  carryforward................  $ 7,323,324    $   289,636    $     1,725    $  3,603,556             --
Expiration dates of
  capital loss
  carryforward................    2000-2004           2006      2003-2006            2006             --
Amount expiring on
  12/31/99....................           --             --             --              --             --
Identified cost...............  $69,076,232    $28,113,046    $26,565,619    $215,307,454    $20,369,570
Gross unrealized
  appreciation................    1,892,183      4,867,800             --       7,976,805      2,089,399
Gross unrealized
  depreciation................       88,509        737,808             --      17,601,764        904,234
Net unrealized
  appreciation/depreciation...    1,803,674      4,129,992             --      (9,624,959)     1,185,165

       Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--Money Market declares dividends from net investment income and net realized gain/loss on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Government, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1998
--------------------------------------------------------------------------------

       For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 1998.

                                                             20% RATE GAIN
                              PORTFOLIO                      DISTRIBUTION
          ----------------------------------------------------------------
          Asset Allocation..................................    $1,045,830
          Enterprise........................................       778,167
          Real Estate.......................................     1,553,350

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified.

                                             ASSET                        EMERGING    GLOBAL
                                           ALLOCATION      DOMESTIC        GROWTH     EQUITY     GOVERNMENT
------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment
  Income.................................   $1,091 (b)   $(25,606)(b)    $ 32,565 (d)  $ 2,780 (a)  $   16,566(b)
Accumulated Net Realized Gain/Loss.......   (1,091)(b)    186,371 (b)(c)       --       (2,780)(a)   1,598,775(b)(c)
Capital..................................       --       (160,765)(c)     (32,565)(d)       --      (1,615,341)(c)

(a) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(b) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) At December 31, 1998, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss to capital.

(d) A permanent difference related to a net operating loss has been reclassified from accumulated undistributed net investment income to capital.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                               December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

----------------------------------------------------------------
Asset Allocation, Domestic, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.................................    .50%
     Next $500 million..................................    .45%
     Over $1 billion....................................    .40%
     (The resulting fee is prorated to each of these
Portfolios based upon
     their respective average daily net assets.)
Emerging Growth.........................................    .70%
Global Equity...........................................   1.00%
Growth and Income
     First $500 million.................................    .60%
     Over $500 million..................................    .55%
Real Estate.............................................   1.00%
Strategic Stock.........................................    .50%

       In relation to Global Equity and Real Estate, the Adviser has entered into subadvisory agreements, dated April 1, 1997 and October 1, 1998, respectively, with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to these Portfolios and the Adviser with respect to these Portfolios' investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.

       Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Asset Allocation, Domestic, Enterprise, Government or Money Market, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

----------------------------------------------------------------
Asset Allocation, Domestic, Enterprise, Government and
Money Market............................................    .60%
Emerging Growth.........................................    .85%
Global Equity...........................................   1.20%
Growth and Income.......................................    .75%
Real Estate.............................................   1.10%
Strategic Stock.........................................    .65%

                               December 31, 1998
--------------------------------------------------------------------------------

       Other transactions with affiliates during the year ended December 31, 1998 were as follows:

                                    ASSET                 EMERGING                GLOBAL
                                  ALLOCATION   DOMESTIC    GROWTH    ENTERPRISE   EQUITY
-----------------------------------------------------------------------------------------
Accounting.......................  $33,100     $23,600    $22,900     $42,800     $38,100
Shareholder servicing agent's
  fees...........................   14,600      14,500     14,600      14,700      14,600
Legal (Skadden Arps).............    2,600       1,200        200       1,800         100

                                               GROWTH
                                                 AND      MONEY     REAL     STRATEGIC
                                  GOVERNMENT   INCOME    MARKET    ESTATE      STOCK
--------------------------------------------------------------------------------------
Accounting.......................  $32,700     $24,500   $25,200   $73,500    $17,500
Shareholder servicing agent's
  fees...........................   14,300      14,900    14,600    14,500      7,600
Legal (Skadden Arps).............    3,100         600       900     9,400      1,200

       Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

       Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.

       The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.

       At December 31, 1998, Van Kampen owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 51,021 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

3. CAPITAL TRANSACTIONS

The Portfolios have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.

                               December 31, 1998
--------------------------------------------------------------------------------

       For the year ended December 31, 1998, share transactions were as follows:

                             ASSET                     EMERGING                      GLOBAL
                           ALLOCATION     DOMESTIC      GROWTH       ENTERPRISE      EQUITY
----------------------------------------------------------------------------------------------
Beginning Shares..........   5,314,563    2,084,276      637,815      5,452,063        270,266
Sales.....................     330,901      719,808    1,341,978      1,178,203         64,891
Dividend Reinvestment.....     153,034        5,259          260         59,530          2,004
Repurchases...............  (1,206,541)    (760,734)    (502,294)    (1,170,972)       (83,467)
                           -----------  -----------  -----------    -----------     ----------
Ending Shares.............   4,591,957    2,048,609    1,477,759      5,518,824        253,694
                           ===========  ===========  ===========    ===========     ==========
Capital at 12/31/98....... $44,946,853  $17,202,927  $25,032,872    $70,347,091     $2,502,119
                           ===========  ===========  ===========    ===========     ==========

                                        GROWTH AND       MONEY           REAL          STRATEGIC
                          GOVERNMENT      INCOME         MARKET         ESTATE           STOCK
-------------------------------------------------------------------------------------------------
Beginning Shares.........  5,892,077      966,202     19,740,568       18,894,267        246,576
Sales....................  1,196,357    1,366,787     31,396,945        6,057,194      1,699,551
Dividend Reinvestment....     58,944        1,387      1,061,846          326,458            557
Repurchases.............. (1,200,104)    (108,731)   (25,489,643)     (10,099,763)      (152,447)
                          ----------   ----------    -----------     ------------    -----------
Ending Shares............  5,947,274    2,225,645     26,709,716       15,178,156      1,794,237
                          ==========   ==========    ===========     ============    ===========
Capital at 12/31/98...... 60,130,308   28,125,068    $26,709,716     $211,310,668    $19,933,653
                          ==========   ==========    ===========     ============    ===========

       At December 31, 1998, with the exception of Van Kampen's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

       For the year ended December 31, 1997, share transactions were as follows:

                             ASSET                     EMERGING                        GLOBAL
                           ALLOCATION    DOMESTIC       GROWTH        ENTERPRISE       EQUITY
-----------------------------------------------------------------------------------------------
Beginning Shares..........  5,633,242     2,472,121      379,065       5,214,950       215,901
Sales.....................    223,088       659,893      559,402         869,947       116,532
Dividend Reinvestment.....    754,688       165,298          -0-         810,210        32,495
Repurchases............... (1,296,455)   (1,213,036)    (300,652)     (1,443,044)      (94,662)
                          -----------   -----------  -----------    ------------    ----------
Ending Shares.............  5,314,563     2,084,276      637,815       5,452,063       270,266
                          ===========   ===========  ===========    ============    ==========
Capital at 12/31/97.......$53,888,909   $17,644,290  $ 8,818,482    $ 68,610,247    $2,701,945
                          ===========   ===========  ===========    ============    ==========

                                         GROWTH AND       MONEY            REAL        STRATEGIC
                           GOVERNMENT      INCOME         MARKET          ESTATE         STOCK
-------------------------------------------------------------------------------------------------
Beginning Shares..........   6,606,459        50,000     19,565,725      11,328,283        20,000
Sales.....................     302,118       901,291     22,688,459      17,318,837       226,576
Dividend Reinvestment.....     384,650        16,456      1,057,591       2,157,294           -0-
Repurchases...............  (1,401,150)       (1,545)   (23,571,207)    (11,910,147)          -0-
                           -----------   -----------   ------------    ------------    ----------
Ending Shares.............   5,892,077       966,202     19,740,568      18,894,267       246,576
                           ===========   ===========   ============    ============    ==========
Capital at 12/31/97....... $61,104,562   $11,202,241   $ 19,740,568    $263,842,945    $2,512,791
                           ===========   ===========   ============    ============    ==========

                               December 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                                                                        GROWTH
                         ASSET                    EMERGING                    GLOBAL                      AND           REAL
                      ALLOCATION     DOMESTIC      GROWTH      ENTERPRISE     EQUITY    GOVERNMENT      INCOME         ESTATE
--------------------------------------------------------------------------------------------------------------------------------
Purchases............ $52,264,021   $8,694,540   $31,735,818   $86,162,741   $ 86,783   $57,453,273   $28,694,756   $267,958,559
Sales................  60,256,549    7,610,889    16,053,406    86,566,763    308,616    55,194,280    13,416,283    299,334,436


                        STRATEGIC
                          STOCK
---------------------  -----------
Purchases............  $18,505,816
Sales................    1,075,078

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

       Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

       Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                            NUMBER OF CONTRACTS
                                                      -------------------------------
                                                      GOVERNMENT    GROWTH AND INCOME
-------------------------------------------------------------------------------------
Outstanding at December 31, 1997.....................       98              -0-
Futures Opened.......................................    1,912               14
Futures Closed.......................................   (1,856)              (9)
                                                        ------           ------
Outstanding at December 31, 1998.....................      154                5
                                                        ======           ======

                               December 31, 1998
--------------------------------------------------------------------------------

       The futures contracts outstanding at December 31, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                             NUMBER OF    APPRECIATION/
                                                             CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------------------
GOVERNMENT
  LONG CONTRACTS
     U.S. Treasury Bonds--March 1999
       (Current notional value of $127,781 per contract)....     60          $(8,871)
  SHORT CONTRACTS
     5-year U.S. Treasury Notes--March 1999
       (Current notional value of $113,344 per contract)....     24            8,241
     10-year U.S. Treasury Notes--March 1999
       (Current notional value of $119,156 per contract)....     70           26,468
                                                                ---          -------
                                                                154          $25,838
                                                                ===          =======
GROWTH AND INCOME
  LONG CONTRACTS
     S&P 500 Index Futures -- March 1999
       (Current notional value of $311,375 per contract)....      5          $52,417
                                                                ===          =======

B. FORWARD COMMITMENTS--Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. The Portfolio's market exposure from these positions is equal to the Current Value noted below.

                               December 31, 1998
--------------------------------------------------------------------------------

       The forward bond commitments outstanding as of December 31, 1998 for which settlement is not intended, and the description and unrealized appreciation are as follows:

PAR AMOUNT                                                    CURRENT       UNREALIZED
  (000)                       DESCRIPTION                      VALUE       APPRECIATION
---------------------------------------------------------------------------------------
GOVERNMENT
  LONG CONTRACTS
     $2,000 FNMA 15 Yr Jan Dwarf Forward, 6.000%, 05/01/08
      maturity..............................................  $2,005,000    $       625
                                                                            ===========

       The forward currency contracts outstanding as of December 31, 1998 are as follows:

                                                                               UNREALIZED
                                                                CURRENT       APPRECIATION/
DESCRIPTION                                                      VALUE        DEPRECIATION
-------------------------------------------------------------------------------------------
GLOBAL EQUITY
  LONG CONTRACTS
  Japanese Yen, 3,590,501 expiring 01/11/99.................    $ 31,807        $   577
  Japanese Yen, 3,017,000 expiring 01/19/99.................      26,755            677
  Japanese Yen, 3,565,000 expiring 02/04/99.................      31,681            793
  Japanese Yen, 924,400 expiring 02/08/99...................       8,219            208
  Japanese Yen, 2,029,885 expiring 02/26/99.................      18,092            500
  Singapore Dollar, 33,000 expiring 03/08/99................      20,108            (61)
                                                                --------         ------
                                                                $136,662          2,694
                                                                ========         ------
  SHORT CONTRACTS
  Japanese Yen, 3,590,500 expiring 01/11/99.................    $ 31,807         (1,807)
  Japanese Yen, 3,017,000 expiring 01/19/99.................      26,755           (701)
  Japanese Yen, 3,565,000 expiring 02/04/99.................      31,681           (178)
  Japanese Yen, 924,400 expiring 02/08/99...................       8,219           (219)
  Japanese Yen, 2,029,885 expiring 02/26/99.................      18,092         (1,102)
  Singapore Dollar, 33,000 expiring 03/08/99................      20,108            137
                                                                --------         ------
                                                                $136,662         (3,870)
                                                                ========         ------
                                                                                $(1,176)
                                                                                 ======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Global Equity Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (constituting Van Kampen Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 8, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR
(GLOBAL EQUITY PORTFOLIO AND
MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606






INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601
                           TAX NOTICE TO CORPORATE
                                SHAREHOLDERS
The following represents the percentage of 1998 income distributions paid by the designated fund which qualify for the 70% dividends received deduction for corporations:
Asset Allocation Portfolio............................................ 11.39%
Domestic Income Portfolio.............................................  4.61%
Enterprise Portfolio.................................................. 16.47%
Global Equity Portfolio............................................... 35.07%
Growth and Income Portfolio........................................... 32.26%
Strategic Stock Portfolio.............................................100.00%

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       128